                               PRESIDENT'S LETTER


Dear Shareholder,
December 31, 2000


Thank you for investing in the Aetna Variable Portfolios. We are pleased to bring you this annual report on the portfolios you have chosen to help you along the road to your investment goals.

The twelve months ended December 31, 2000 witnessed enormous volatility in the U.S. stock markets. With low inflation and unemployment levels and strong stock market momentum, the year 2000 started out with great promise. By the end of March, however, stock prices began to drop significantly while oil prices and the Federal Reserve's short-term interest rate target began to climb. Over the course of the year the Fed funds rate climbed a full percentage point, through a series of increases. While technology stocks in particular were hit hard, most major markets indices declined during the 12-month period (the S&P 500, off 9.11%; NASDAQ, down 39.29%; and the Dow Jones Industrial Average, down 4.65%).

The adversity experienced by U.S. equity investors in 2000 provided concrete evidence that there are significant risks involved in stock market exposure.
 This is a fact of life that had become increasingly easier to overlook after a five-year track record of 20%-plus total returns for the S&P 500. At the start of this new year and despite a slowing economy, employment levels remain high, inflation is low, and the U.S. economy is moving into its 10th year of expansion. We believe the long-term promise of the United States, and its financial markets, is as bright as ever.

The Aetna Variable Portfolios and their advisor, Aeltus Investment Management, Inc., continuously strive to improve products and services for the benefit of the shareholders. Here are some highlights of our recent efforts:


  .
     On December 13, 2000, AETNA FINANCIAL SERVICES (including Aeltus Investment Management, Inc.) AND AETNA INTERNATIONAL WERE SOLD TO ING GROEP N.V., thereby making us a part of one of the 15 largest financial services companies in the world based on revenue and other key measures.


  .
     AETNA GET PORTFOLIOS H, I, J, AND K, all enjoyed successful offerings, as investors committed more than $458 million to these portfolios on a collective basis. GET L is open for deposit until March 14, 2001. These funds are designed to appeal to a broad range of investors seeking preservation of principal with upside market potential.

As 2000 draws to a close and we move into a new year, under a new corporate umbrella and expanded opportunities to offer you even more investment choices and flexibility, we want to reaffirm our commitment to bring you the best of products and services. Again, we greatly appreciate and value your continued confidence and support in the Aetna Variable Portfolios.



Sincerely,
LOGO
J. Scott Fox
President
Aetna Variable Portfolios

TABLE OF CONTENTS

President's Letter.....................................................i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Growth VP.......................................................17
 Aetna International VP................................................19
 Aetna Small Company VP................................................21
 Aetna Value Opportunity VP............................................24
 Aetna Technology VP...................................................26
Statements of Assets and Liabilities...................................28
Statements of Operations...............................................30
Statements of Changes in Net Assets....................................32
Notes to Financial Statements..........................................37
Financial Highlights...................................................41
Independent Auditors' Report...........................................46
Additional Information.................................................47
GROWTH & INCOME PORTFOLIOS:
Investment Review......................................................50
Portfolios of Investments:
 Aetna Balanced VP..................................................... 58
 Aetna Growth and Income VP............................................68
Statements of Assets and Liabilities...................................74
Statements of Operations...............................................75
Statements of Changes in Net Assets....................................76
Notes to Financial Statements..........................................78
Financial Highlights...................................................83
Independent Auditors' Report...........................................85
Additional Information.................................................86
INCOME PORTFOLIOS:
Investment Review......................................................89
Portfolios of Investments:
 Aetna Bond VP.........................................................94
 Aetna Money Market VP.................................................97
Statements of Assets and Liabilities...................................99
Statements of Operations...............................................100
Statements of Changes in Net Assets....................................101
Notes to Financial Statements..........................................103
Financial Highlights...................................................108
Independent Auditors' Report...........................................110
Additional Information.................................................111

LOGO

                                    [GRAPH]

GROWTH VP                             12/13/96    12/31/96                                 12/31/97
Aetna Growth VP               1         10,000      10,146     9,846    11,780    14,139     13,510     15,701    16,607    14,939
Russell 1000 Growth Index     1          10000      10,090    10,145    12,063    12,970     13,168     15,163    15,851    14,412


GROWTH VP                       12/31/98                                  12/31/99                                 12/31/00
Aetna Growth VP                   18,580    19,816     21,130    20,359     25,103    27,756    27,351    26,686     22,095
Russell 1000 Growth Index          18265     19427      20175     19436     24,323    26,057    25,354    23,989     18,868

     Average Annual Total Returns
for the year ended December 31, 2000*

----------------------------------------
Inception Date    1 Year    Inception
----------------------------------------
   12/13/96      -11.95%     21.63%
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**The Aetna Growth VP has changed its benchmark from the Standard & Poor's (S&P) 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index emphasizes large cap growth stocks, which are more indicative of the securities in which the Portfolio invests.

                                AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) generated a net loss of -11.95%, net of fund expenses, for the year ended December 31, 2000. The benchmark, Russell 1000 Growth Index(d), generated a net loss of -22.42% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The rapid economic growth seen during 1999 slowed over the course of 2000 due primarily to six Federal Open Market Committee interest rate increases, which raised the Federal Funds rate to 6.50%. The economy started to show signs of slowing in May 2000 and by year-end, expectations for fourth quarter Gross Domestic Product growth were approximately 2%, down from a high of 5.6% in the second quarter. Weakening manufacturing activity, employment numbers and consumer sentiment all supported the slower growth. The NAPM (National Association of Purchasing Management) Index(h) fell to 43.7 in December, the weakest reading since February 1991. In the labor markets, unemployment claims rose to 375,000 by year-end, up nearly 40% since the spring. Consumer confidence, as measured by the University of Michigan, was down to 98.4, a two-year low.

Although volatility plagued the equity markets during both 1999 and 2000, negative returns were the rule rather than the
                                                               See Definition of

Terms.                                                                      1
exception on major indices this year. The Russell 1000 Growth Index, the Standard & Poor's (S&P) 500 Index(a) and the NASDAQ Composite Index(e), were down 22.42%, 9.11%, and 39.29%, respectively. In addition, S&P multiples began to contract and S&P earnings began to decelerate from a 13% growth rate in 2000 to expectations of 4-5% growth in 2001.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

The most significant contributor to performance during the year was the healthcare sector, due to both superior security selection and a modest sector overweight. The Portfolio benefited from its overweight position in biotechnology during the first quarter and its overweight position in pharmaceuticals and hospitals during the latter part of the year. The technology and producer durables sectors also delivered strong returns during the period.

IDEC Pharmaceuticals, a biotechnology company, returned 93% for the combined periods the security was held in the Portfolio during the period, the result of accelerating revenues and earnings. This stock was sold early in 2000 as valuations began to peak in the biotechnology sector. Allergan was the top performer in the pharmaceutical sector. It's prescription trends exceeded expectations, which translated into very strong quarterly earnings gains and caused analysts to raise earnings estimates for the year. Tenet Healthcare, which operates over 100 hospitals, was also a significant contributor to performance during the period. A strong pricing environment and rising utilization rates at its hospitals, led to earnings surprises and positive earnings estimate revisions by analysts.

Vitesse Semiconductor and Lucent Technologies led technology sector performance during the year. Vitesse's products, which are used in the communications industry, benefited from robust demand for greater functionality and speed at both the business and consumer level. These positive business fundamentals resulted in earnings surprises and upward revisions to earnings estimates. The Portfolio's underweight position in Lucent generated positive performance as this stock significantly underperformed the market during the year.

Waters Corporation, in the producer durables sector, was the Portfolio's best performing stock this year. Waters, an analytical testing equipment manufacturer, was the beneficiary of rising research and development spending in the biotech/pharmaceutical sector, and in particular by the genomics companies. This, combined with a new product rollout, continued to move earnings expectations higher.

The consumer discretionary sector negatively affected performance in the year. The Portfolio's holdings in Carnival Cruise Lines and Young & Rubicam underperformed the market. Carnival suffered from cruise cancellations, which reduced earnings estimates, and two failed joint venture/acquisitions. Young & Rubicam's stock was adversely impacted by concerns about declining advertising spending, in particular by "dot-com's." Both of these stocks were sold early in the year.

WHAT IS YOUR OUTLOOK GOING FORWARD?

During the year 2000, investor's economic expectations moved from hopes of a soft landing, to the realities of a harder landing, to fears of a 2001 recession. As we enter 2001, the economy has slowed to a more sustainable rate of growth, oil prices have declined substantially from their highs, inflation remains tame and labor markets, while softening somewhat in the fourth quarter, are still at full employment levels (4% unemployment rate). Equity valuations have clearly moderated from their highs in the 2nd quarter of 2000, the presidential race has been resolved and the Federal Reserve has moved into an easing mode, reversing their 18-month tightening bias. The risk of continued earnings disappointments and the magnitude and speed of the impact of changing monetary and fiscal policies will most likely sustain financial market volatility during the first part of 2001. However, both monetary and fiscal policies are now poised to mitigate the likelihood and/or severity of a recession. The focus of our Portfolios remain unchanged, to own stocks with the strongest business fundamentals.

2  See Definition of Terms.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY   % OF RUSSELL    OVER/(UNDER)
SECTOR                              INVESTMENTS    1000 GROWTH      WEIGHTING
Autos and Transportation                  --           0.4%          (0.4)%
Consumer Discretionary                  8.8%          12.4%          (3.6)%
Consumer Staples                        3.3%           4.4%          (1.1)%
Financial Services                      8.5%           3.6%            4.9 %
Healthcare                             29.7%          21.8%            7.9 %
Materials and Processing                  --           0.1%          (0.1)%
Other Energy                            3.9%           2.1%             1.8%
Other                                  10.3%           8.2%             2.1%
Producer Durables                       3.3%           2.3%             1.0%
Technology                             32.2%          42.1%          (9.9)%
Utilities                                 --           2.6%          (2.6)%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                6.2%
Pfizer, Inc.                        5.4%
Cisco Systems, Inc.                 3.9%
America Online, Inc.                3.1%
Tyco International Ltd.             3.1%

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.
                                                      See Definition of Terms. 3

LOGO

                                    [GRAPH]

INTERNATIONAL VP                  12/22/97    12/31/97                                   12/31/98
Aetna International VP      4       10,000      10,270    12,030     12,521     10,549     12,213    12,686    13,476    14,074
MSCI EAFE Index             4       10,000      10,190    11,698     11,830     10,156     12,263    12,442    12,767    13,336


INTERNATIONAL VP             12/31/99                                 12/31/2000
Aetna International VP         18,479    20,661    18,758    16,813       14,726
MSCI EAFE Index                15,610    15,602    14,994    13,793       13,432

     Average Annual Total Returns
for the year ended December 31, 2000*

----------------------------------------
Inception Date    1 Year
----------------------------------------
   12/22/97      -20.33%           %
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA INTERNATIONAL VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) generated a net loss of -20.33%, net of fund expenses, for the year ended December 31, 2000. The benchmark, Morgan Stanley International-Europe, Australia and Far East Index(b), generated a net loss of -13.96% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The Portfolio began the year with a strong first quarter that was led by overweighting in the telecommunications and technology sectors. The strategy, owning solid growth stocks around the world, has helped the Portfolio considerably since its inception in December 1997.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

The year began as investors bid up stocks based on Vodafone's purchase price for Mannesmann and AOL's price for Time Warner. Technology, media, and telecom stocks continued their torrid pace through the middle of March and then quickly began a violent reversal around the world. Elements from this reversal included the Microsoft court ruling, outlandish bidding for third-generation communication licenses in Europe, lofty price/earnings ratios, and continual interest rate hikes for the Federal Reserve (Fed).

4  See Definition of Terms.

These issues plagued the market until the summer when another set of market interruptions occurred as oil shock, Euro decline, Japanese restructuring slowdown, and future earnings disappointments in the semiconductor and telecom industries, took center stage.

A rally in oil prices from $28 in July to $38 per barrel on September 20 spooked international investors. In Europe, consumers experienced long lines to obtain tax-laden, sky-high gas prices and then turned their anger at politicians. Japanese investors, knowing that Japan is a huge importer of oil, sold down their stocks and kept the Yen near the 108 to 110 range by quarter end.

The Euro continued to fall, creating a currency translation loss for the Portfolio. Part of the Euro's decline is because of the dollar's strength. A medium-term negative for the Euro is that the U.S. dollar offers a huge productivity advantage over the Euro. Capital flows are a short-term negative for the Euro as European firms were purchasing U.S. firms at record numbers.

Japanese companies seem to take a respite from corporate restructuring as Japanese corporate expenses, led by cost of goods sold, increased year over year. In addition to that, with ongoing domestic deflation, credit pressure, and a large department store bankruptcy, Japanese equities declined in spite of growing earnings.

July began with a semi-conductor analyst predicting a slowdown in 2001 and ended with profit warnings from Ericsson and Nokia. Although Ericsson's main business line, communication systems, performed well, its handset division, about 10% of sales, proved disappointing. Nokia announced a profit warning for its third/ /quarter, citing a product-line transition. Though the Fed did not raise interest rates in their August meeting, the Fed has been draining liquidity dramatically, no doubt helping to cause the U.S. 6% Gross Domestic Product growth in the preceding four quarters to fall below 4% in the third quarter.

In the fourth quarter, the Portfolio dramatically underperformed its benchmark. An overweight position in technology was the main culprit for its underperformance since March. Holdings in Ericsson, Nortel, Vodafone, and Philips hurt performance, but these stocks are industry leaders and now are selling at a discount to their historical cash flow returns. Nokia, however, announced in late October a profit surprise as new models were selling briskly and Nokia continued to gain market share which helped investment performance. Also helping performance was Japanese specialty retailer, Fast Retailing and wind-power generator Vestas, which continues to gain momentum as countries search for alternative sources for cleaner, cheaper energy.

Political and macro events dominated the fourth quarter. U.S. presidential uncertainty created market volatility and after the U.S. election was resolved, investors faced the economic recession possibilities. The Fed, however, shifted their interest rate bias from tightening to easing in their December 19, 2000 meeting, an unusual move, which gave pessimistic investors to reason that the Fed will be late reversing economic downdrafts.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The medium and longer-term outlook continues to be positive for international investing. Europe's technology strength continues to be communications networking and still offers the brightest growth prospects. The Portfolio contains several stocks that possess a strong future in mobile communications, with stocks such as STMicroelectronics for semi-conductors, Stonesoft for security software, and the above-mentioned Nokia and Ericsson.

In Japan, lower priced stocks induce companies to refocus on restructuring but the progress is mixed. Economic conditions have not rebounded strongly as domestic companies continue to languish. Japanese technology stocks offer the largest upside in Japan as interest rates ease and the Portfolio has core positions in Canon and Sony. Foreigners appear to be the marginal investor in Japan, but until economic growth can be sustainable and restructuring gains momentum, these investors will remain on the sideline. If foreign investors do enter the market, Japan may offer the largest upside in the next 12 months of all developed countries. Currently, the Portfolio maintains an underweight position in Japan and overweight in Europe.

International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.
                                                               See Definition of

Terms.                                                                      5

                                % OF EQUITY     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS   MSCI EAFE     WEIGHTING
Japan                              12.8%        22.6%        (9.8)%
United Kingdom                     15.0%        21.3%        (6.3)%
France                              9.9%        11.7%         (1.8)%
Germany                             4.1%         8.8%        (4.7)%
Switzerland                         4.5%         7.2%         (2.7)%
Netherlands                        13.6%         5.7%          7.9 %
Spain                               2.4%         2.9%         (0.5)%
Finland                             6.4%         2.8%           3.6%
Sweden                              2.3%         2.7%        (0.4)%
Denmark                             4.3%         0.9%          3.4 %
Other                              24.7%        13.4%         11.3 %


                                               % OF NET
TOP FIVE EQUITY HOLDINGS                        ASSETS
Vodafone AirTouch Plc                           3.8%
Nokia Oyj, ADR                                  3.6%
Koninklijke (Royal) Philips Electronics NV      3.3%
Fortis (NL) NV                                  2.3%
Celestica Inc.                                  2.2%


The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

6  See Definition of Terms.

LOGO

                                    [GRAPH]

SMALL COMPANY VP                    12/27/96   12/31/96                                 12/31/97
Aetna Small Company VP        7       10,000     10,113    9,968    11,773    13,982      13,614    15,505    14,570    11,746
Russell 2000 Index            7       10,000     10,195    9,668    11,235    12,907      12,475    13,728    13,089    10,451


SMALL COMPANY VP               12/31/98                                  12/31/99                                   12/31/2000
Aetna Small Company VP           13,750   13,105    15,030     14,458      18,008     23,066    21,297     20,905       19,220
Russell 2000 Index               12,156   11,497    13,285     12,428      14,720     15,762    15,166     15,334       14,275

      Average Annual Total Returns
 for the year ended December 31, 2000*

------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
    12/27/96       6.72%       17.68%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) generated a 6.72% total return, net of fund expenses, for the year ended December 31, 2000. The benchmark, Russell 2000 Index(c), generated a net loss of -3.02% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

In the first half of the year the market saw a willingness by investors to buy stocks of companies that possessed new, "cutting edge technology." Investors took a bullish stance in technology, biotech, and alternate energy stocks. Most of these stocks were bought on positive developments such as new products, scientific discoveries and marketing relationships rather than classic fundamental variables. However as the year progressed, these high (by historic terms) valuations and continued tightening by the Federal Reserve resulted in a major correction most notably in technology and other high multiple stocks.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE LAST YEAR?

Biotechnology and technology stocks were the two groups that contributed most to the Portfolio's positive performance in 2000. In biotechnology, the Portfolio benefited from our decision in the fourth quarter of 1999 to overweight the group. During the year we had numerous biotech stocks which were up over 100% including, Nanogen, Human Genome Sciences, ArQule and Titan Pharmaceuticals. Technology names that were strong included Mercury Computer, Avant!, and MRV Com-
                                                               See Definition of

Terms.                                                                      7
munications. The Portfolio also received strong performance in selected athletic shoes (Reebok, K-Swiss), hospital and HMO stocks, finance (banks and insurance) and energy (Triton Energy, HS Resources). Finally, the Portfolio received strong performance from a number of our companies, which received attractive offers to merge with other companies. Included among them were ReliaStar, ACNielsen, and Galileo Technology.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward we remain cautiously optimistic on small cap stocks. The declines seen in the last three to four months will have to be digested by investors over time. Understandably expectations have been lowered and the economic visibility has declined.

On the positive side, we view these changes as the beginning to a more solid investment foundation, one with more subdued expectations. We believe investors will slowly turn to more "bread and butter" companies, seeking out stocks they understand thus, lowering their investment risk.

We continue to believe that our investment strategy of focusing on those companies with the strongest business momentum and those selling at reasonable prices is well suited for the current environment.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY       % OF        OVER/(UNDER)
SECTOR                              INVESTMENTS   RUSSELL 2000      WEIGHTING
Autos and Transportation                2.1%           3.3%          (1.2)%
Consumer Discretionary                 19.3%          16.2%            3.1 %
Consumer Staples                        5.3%           2.6%            2.7 %
Financial Services                     19.2%          22.1%          (2.9)%
Healthcare                             17.9%          14.7%            3.2 %
Materials and Processing                5.9%           9.2%          (3.3)%
Other Energy                            7.4%           4.5%             2.9%
Other                                   1.9%           1.2%             0.7%
Producer Durables                       1.0%           8.3%          (7.3)%
Technology                             13.5%          11.6%             1.9%
Utilities                               6.5%           6.3%             0.2%


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
R.H. Donnelley Corp.               1.5%
Sylvan Learning Systems, Inc.      1.5%
Pittston Brink's Group             1.4%
HCC Insurance Holdings, Inc.       1.4%
Suiza Foods Corp.                  1.3%

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

8  See Definition of Terms.

LOGO

                                    [GRAPH]

VALUE OPPORTUNITY VP                     12/13/96   12/31/96                                 12/31/97
Aetna Value Opportunity VP          9      10,000     10,215    10,513    12,281    14,314     14,236    15,957    15,984
S&P 500 Index                       9      10,000     10,165    10,437    12,259    13,178     13,556    15,447    15,957

VALUE OPPORTUNITY VP                   12/31/98                                 12/31/99                                12/31/2000
Aetna Value Opportunity VP     13,324    17,423    17,591    19,250    17,993     20,834    21,647    21,822    23,064      22,958
S&P 500 Index                  14,369    17,430    18,298    19,588    18,363     21,096    21,579    21,005    20,801      19,172


      Average Annual Total Returns
 for the year ended December 31, 2000*

------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
    12/13/96       10.19%      22.78%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) generated a 10.19% total return, net of fund expenses, for the year ended December 31, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(a), generated a net loss of -9.11% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The rapid economic growth seen in the fourth quarter of 1999 slowed over the course of 2000 due to six Federal Open Market Committee interest rate increases. The economy started to show signs of slowing in May 2000 and, by year-end expectations for fourth quarter Gross Domestic Product growth were approximately 2%, down from a high of 5.6% in the second quarter. Weakening manufacturing activity, employment numbers and consumer sentiment all supported the slower growth.

Although volatility plagued the equity markets during both 1999 and 2000, negative returns were the rule rather than the exception on major indices this year. The Russell 1000 Growth Index(d), the S&P 500 Index, and the NASDAQ Composite Index(e), were down 22.42%, 9.11%, and 39.29%, respectively. In addition, S&P multiples began to contract and S&P earnings began to decelerate from a 13% growth rate in 2000 to expectations of a 4-5% growth rate in 2001.

                                                               See Definition of

Terms.                                                                      9

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

Our significant underweight position in technology stocks and our focus on value stocks within the sector were the largest contributing factors to the Portfolio's strong relative performance. By remaining underweight throughout the period, we avoided many of the stocks that declined most sharply such as Lucent Technologies and Apple Computer. Late in the year, we used weakness in the sector to initiate or add to positions in several high quality companies, such as IBM and Microsoft. Relative to the benchmark however, we remain underweight. Meanwhile, our focus on value stocks with positive fundamentals paid off, with several of our technology holdings, such as First Data Corp., rising over the course of the year.

We were significantly overweight in healthcare stocks during the year. This sector performed exceptionally well as investors moved to companies with consistent earnings growth. Among the best performers in the Portfolio were shares of Tenet Healthcare and Pharmacia Corp., which rose 89% and 73%, respectively. Other strong contributors to the Portfolio's performance included Tyco International (up 42%) and Boeing Company (up 61%) in the capital goods sector, and MetLife (up 137%) and Citigroup (up 24%) in the financial sector.

On the negative side, poor security selection in the communications services sector hurt the Portfolio's relative performance. Shares of MCI WorldCom and Centurytel fell sharply reflecting concerns over slowing revenue growth and increased price competition in the wireline business. We have since sold our positions in both stocks. Shares of wireless communications provider Western Wireless Corp. also fell sharply, reflecting concerns over slowing subscriber growth and higher customer turnover in the wireless industry. We believe the extent of the decline was overblown and we continue to hold the stock.

WHAT IS YOUR OUTLOOK GOING FORWARD?

During the year 2000, investor's economic expectations moved from hopes of a soft landing, to the realities of a harder landing, to fears of a 2001 recession. As we enter 2001, the economy has slowed to a more sustainable rate of growth, oil prices have declined, inflation remains tame and labor markets, while softening, are still at a reasonable 4% unemployment rate. Equity valuations have moderated, the presidential race has been resolved and the Federal Reserve has moved into an easing mode, reversing their 18-month tightening bias. The risk of continued earnings disappointments and the magnitude and speed of the impact of changing monetary and fiscal policies will most likely sustain volatility in the financial markets during the first part of 2001. However, both monetary and fiscal policies are now poised to mitigate the likelihood of a recession. The focus of our Portfolio remains unchanged, to own stocks with attractive valuations and improving business fundamentals.



DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         1.7%        2.3%       (0.6)%
Capital Goods                          15.1%        8.7%          6.4%
Communication Services                  4.6%        5.9%       (1.3)%
Consumer Cyclicals                      4.1%        8.0%       (3.9)%
Consumer Staples                        9.1%       10.9%       (1.8)%
Energy                                  7.0%        6.2%          0.8%
Financials                             20.6%       17.3%          3.3%
Health Care                            20.5%       13.0%          7.5%
Technology                             13.8%       23.5%       (9.7)%
Transportation                            --        0.7%       (0.7)%
Utilities                               3.5%        3.5%           --


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
Citigroup, Inc.                    4.4%
Pharmacia Corp.                    4.3%
Tyco International Ltd.            3.8%
Tenet Heathcare Corp.              3.7%
General Electric Co.               3.7%


10 See Definition of Terms.

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.
                                                     See Definition of Terms. 11

LOGO

                                    [GRAPH]

TECHNOLOGY VP                                 May-00    6/30/2000    9/30/2000     Dec-00
Aetna Techonology VP               12         10,000        9,960        8,950      5,880
Goldman Sachs Tech Index           12         10,000        9,993        9,021      5,875

     Average Annual Total Returns
 for the year ended December 31, 2000*

-----------------------------------------
  Inception Date         Inception
-----------------------------------------
     05/01/00             -41.20%
-----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
                              AETNA TECHNOLOGY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

The Aetna Technology VP (Technology) generated a net loss of -41.20%, net of fund expenses, for the period from its inception May 1, 2000 to December 31, 2000. The benchmark, Goldman Sachs (GS) Technology Index(f), generated a net loss of -41.25% for the same period.


WHAT ECONOMIC AND FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?



As is often the case, it is fairly easy to look back upon the events of the year (and in this case, the last two years) and draw some analytical conclusions about what the markets have experienced. In short, what we can clearly see is that 9 of the 11 Standard & Poor's (S&P) 500 Index(a) industry sectors experienced bear markets or corrections during 2000. This was caused by a variety of factors, but two influences were most significant: 1) the Federal Reserve Bank (Fed) embarked upon a tightening-bias in May 1999 that lasted until this summer, and 2) the technology sector had become the singular interest of the world markets. Clearly neither of these influences was healthy for the broad market. The tech market, however, ignored the Fed and was propelled by the massive amount of cash speculating on the infinite potential of every last dot-com. We have been forever reminded not to "fight the Fed", but it worked from May 1999 until March 2000. The Portfolio, however, was introduced on May 1, 2000, a couple of months after the NASDAQ Composite Index(e) began its decline, which saw it down 51% (from March 10, 2000) by the year-end.


12 See Definition of Terms.

The correction in technology and communications stocks took place in two stages: first, the market removed a great deal of the speculative excess in what we regard as the valuation leg of the correction. This lasted from the March NASDAQ high on March 10, 2000 until late May when the NASDAQ Composite rebounded after having declined about 35%. The second-leg of the two-tiered bear market was fundamentally based. In late July, Nokia announced that they would have an earnings shortfall, a margin contraction and that their cellular handset industry would not meet the Streets revised expectations of near 500 million units.


The year began with a continuation of the robust Gross Domestic Product (GDP) figures and concerns about the possibility of inflation. Between the hikes in the discount rate and the spike in the price of oil, the global economy cooled over the course of the year. GDP growth had declined by 3% or more from its highs. In December, despite acknowledging significant liquidity concerns in both the capital market and the corporate bond market (particularly high-yield), Fed Chairman Alan Greenspan failed to move to lower the discount rate. The market responded negatively to this, and the losses were compounded. The markets' losses following the conclusion of the October tax-loss selling period created a new and significant tax-loss selling environment for individuals, hedge funds and mutual funds. Although this retrospective simplifies matters, the net effect was the worst calendar-year decline in NASDAQ history.



WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST EIGHT MONTHS?

In short, there was no hiding this year. The wreckage in technology began in the highly speculative issues, many of which had been brought public only a year ago or so. As the Internet bubble popped, we were not harmed significantly because we had not made any meaningful investments there. However, our investments in every other sub-sector of technology had corrected sharply by year-end. Some of our best performing investments included Cirrus Logic, Inc., National Instruments Corporation, Cadence Design Systems, Exfo Electro-Optical Engineering, Inc., and Sunrise Telecom, Inc. Among our losers, we count Xilinx, Inc., Intel Corporation, Corning, Inc., and Applied Materials. Without question, our greatest losses were suffered in the semiconductor manufacturing and semiconductor equipment manufacturing sectors.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We had expected the Fed to move to cut rates in December. They missed this important opportunity, which we regard as a mistake. On January 3, 2000, the Fed cut the Discount Rate by 50 basis points. (One basis point is equal to one hundredth of a percent, or 0.01%.) Given that Mr. Greenspan is a gradualist, this was a significant cut. It is evident that the markets fears of a recession are still deep seeded, and will take some significant convincing before it turns positive.

With the markets excesses corrected, we are seeing prices on stocks that we have not seen in many years. This alone is not a good reason to be a long-biased investor. We believe that four factors will conspire to create a good environment for growth stocks:

 . Further monetary easing by the Fed. We expect at least 75 basis points in total, and would not be surprised to see Federal Funds Rate at 5% by the third quarter of 2001. The moves by the Fed to throttle growth from 6% to near 2% have been severe, and now are very adversely threatening. A negative change of this amount in GDP feels like a recession, and the psyche of the U.S. citizen reflects this belief.

 . Oil prices may decline from their highs. Clearly, there is some dynamic taking place in the supply/demand balance as crude oil prices have been declining during the period of the greatest demand (winter). The increase in the price of fuel dampened growth similarly in 2000. As this took place during the employment of a restrictive monetary policy, the result was extreme.

 . Inventories, which had built during the third and fourth quarters, are being flushed out at attractive prices to the consumer, further pushing the adoption of technology. This phenomenon happens every few years and is natural. The best quality companies in the technology and consumer cyclical sectors should return to growth and profitability.

 . Valuations are very favorable. The Value Line Index of 1600 equally weighted companies is currently at the same level that it saw in 1986. Within the technology sector, Microsoft is currently trading at it's historic low P/E multiple. (The Price/ Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A
                                                               See Definition of

Terms.                                                                     13
 measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.) This despite the company's position at the advent of a new and promising product cycle. We believe that this company will grow at 15% or more, and that it's valuation provides us with a margin of safety.

The most important factor is the accommodative Fed Rate cuts are historically one of the most consistently bullish signals. Growth stocks tend to perform well when the Fed is easing. At its current level, we regard technology as being fair- to under-valued. With an easing Fed, we expect technology to grow at a rate greater than the S&P 500. Some of the expectations for earnings growth in the S&P 500 are in the 7%-8% range. Consider the technology industry in 1998; a year that saw more than 20% of the world economy in recession yet technology grew at 5%. We do not believe that we are in the midst of a financial crisis of proportions near those of 1998. Technology broadly should grow at a rate greater than the S&P 500.

It is important to be mindful that technology is both economically driven and product driven. Innovation spurs revenue growth, but investor pessimism has focused the market's attention on it's disappointments rather than the longer term prospects for technology. A number of significant product upgrades are underway - this can be seen in the liquidation of existing supplies. These transitions take some time, but they do take hold. The Intel Pentium P4 will soon be the standard for the PC industry, and it is a very graphically capable processor. Shortly, Intel will introduce the IA64, which is a data center processor. Microsoft introduced Windows 2000 too late for corporate budgeting in 2000, but indications are that it will be part of a broad 2001 upgrade cycle.

At the outset of 2000, we expected technology to have a challenging year. We had no expectation that the difficulty was to be as extreme as it was. We had taken measures to protect the Portfolio against a correction, but there was no means to avoid the effects of this bear market short of divesting. Today we hold a contrarian viewpoint, as we expect growth stocks to outperform value. Specifically, we believe that technology will present some outstanding investment opportunities. We are also bullish on communications stocks, and expect to reenter a number of stocks in this sector as soon as the markets sentiment becomes less negative. Although we are bullish, we feel that a cautious approach is most sensible at this juncture and we have positioned the Portfolio as conservatively as we have since its inception. The possibility exists that the economy has been slowed to the point where it could actually go into recession. We regard this as a very low probability. There is, after all, still positive growth (not a contraction of the size of the economy) and the Fed is clearly now on a path to provide the needed liquidity to address the matter.



The Portfolio's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF GS     OVER/(UNDER)
TECHNOLOGY SUB-SECTORS              INVESTMENTS   TECHNOLOGY     WEIGHTING
Computers                              20.0%        15.8%            4.2%
Datacommunications                      3.6%        15.4%        (11.8)%
E-Commerce                                --         0.6%         (0.6)%
Electronics                            39.2%        21.3%           17.9%
Internet Services                         --        11.7%        (11.7)%
Software                               16.2%        23.5%         (7.3)%
Telecommunications                     21.0%        11.3%            9.7%
Other                                     --         0.4%         (0.4)%


14 See Definition of Terms.

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
Solectron Corp.                     6.2%
Nokia Oyj, ADR                      5.8%
Novellus Systems, Inc.              4.6%
Xilinx, Inc.                        4.4%
EMC Corp.                           3.8%


The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.
                                                               See Definition of

Terms.                                                                     15

DEFINITION OF TERMS

(a)
  The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
  Russell Company.
(b)
  The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(c)The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.
(d)
  The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(e)NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(f)
  The Goldman Sachs Technology Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.
(g)The Goldman Sachs Technology Industry Internet Index is a capitalization-weighted index of selected internet companies.

The unmanaged indices described above are not available for individual investment.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
GROWTH


                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
COMMON STOCKS (90.0%)
BANKS - MAJOR REGIONAL (1.2%)
Bank of New York Co., Inc. ............      104,500           5,767,094
                                                           ---------------
BEVERAGES - ALCOHOLIC (1.0%)
Anheuser-Busch Co., Inc. ..............       98,900           4,499,950
                                                           ---------------
BIOTECHNOLOGY (1.3%)
IDEC Pharmaceuticals Corp. + ..........       31,000           5,876,438
                                                           ---------------
COMMUNICATIONS EQUIPMENT (3.9%)
CIENA Corp. + .........................       22,600           1,836,250
Corning, Inc. .........................      128,800           6,802,250
QUALCOMM Inc. + .......................      111,900           9,196,781
                                                              17,835,281
                                                           ---------------
COMPUTERS - HARDWARE (4.5%)
Brocade Communications Systems, Inc. +        41,200           3,782,675
International Business Machines Corp. .       97,100           8,253,500
Juniper Networks, Inc. + ..............       17,400           2,193,488
Sun Microsystems, Inc. + ..............      241,500           6,731,812
                                                              20,961,475
                                                           ---------------
COMPUTERS - NETWORKING (3.9%)
Cisco Systems, Inc. + .................      468,900          17,935,425
                                                           ---------------
COMPUTERS - PERIPHERALS (2.4%)
EMC Corp. + ...........................      163,000          10,839,500
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (10.2%)
America Online, Inc. + ................      407,900          14,194,920
BEA Systems, Inc. + ...................       30,000           2,019,375
i2 Technologies, Inc. + ...............       30,000           1,631,250
Microsoft Corp. + .....................      250,700          10,874,112
Oracle Corp. + ........................      428,900          12,464,906
Siebel Systems, Inc. + ................       33,900           2,292,488
VERITAS Software Corp. + ..............       40,800           3,570,000
                                                              47,047,051
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (1.7%)
Cardinal Health, Inc. .................       79,800           7,950,075
                                                           ---------------
ELECTRICAL EQUIPMENT (6.8%)
Flextronics International Ltd. + ......       96,200           2,741,700
General Electric Co. ..................      592,600          28,407,762
                                                              31,149,462
                                                           ---------------
ELECTRONICS - INSTRUMENTS (5.5%)
PerkinElmer, Inc. .....................      110,700          11,623,500
Waters Corp. + ........................      162,100          13,535,350
                                                              25,158,850
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (4.3%)
Intel Corp. ...........................      449,900          13,525,119
JDS Uniphase Corp. + ..................       74,800           3,118,225
Texas Instruments, Inc. ...............       70,700           3,349,412
                                                              19,992,756
                                                           ---------------
FINANCIAL - DIVERSIFIED (4.2%)
Ambac Financial Group, Inc. ...........       77,250           4,504,641
Citigroup Inc. ........................      204,879          10,461,634
Fannie Mae ............................       52,500           4,554,375
                                                              19,520,650
                                                           ---------------
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
HEALTH CARE - DRUGS (1.4%)
Alza Corp. + ..........................      153,100           6,506,750
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (16.2%)
Allergan, Inc. ........................      105,100          10,174,994
Celgene Corp. .........................       76,800           2,496,000
Eli Lilly & Co. .......................       97,600           9,082,900
Forest Laboratories, Inc. + ...........       17,500           2,325,312
Merck & Co., Inc. .....................       87,000           8,145,375
Pfizer, Inc. ..........................      542,825          24,969,950
Pharmacia Corp. .......................      168,100          10,254,100
Teva Pharmaceutical Industries Ltd. ...       95,800           7,017,350
                                                              74,465,981
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (3.0%)
Tenet Healthcare Corp. ................      310,100          13,780,069
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.1%)
UnitedHealth Group Inc. ...............       83,600           5,130,950
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.9%)
Biomet, Inc. ..........................       96,800           3,841,750
St. Jude Medical, Inc. + ..............       83,600           5,136,175
                                                               8,977,925
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (2.1%)
Allstate Corp. (The) ..................      106,400           4,635,050
Progressive Corp. .....................       48,700           5,046,537
                                                               9,681,587
                                                           ---------------
MANUFACTURING - DIVERSIFIED (3.1%)
Tyco International Ltd. ...............      255,500          14,180,250
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (3.5%)
Dynegy Inc. ...........................       97,500           5,466,094
Enron Corp. ...........................      125,800          10,457,125
                                                              15,923,219
                                                           ---------------
RETAIL - BUILDING SUPPLIES (1.6%)
Home Depot, Inc. ......................      162,000           7,401,375
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAIN (2.2%)
Wal-Mart Stores, Inc. .................      193,400          10,274,375
                                                           ---------------
RETAIL STORES - FOOD CHAINS (2.0%)
Safeway, Inc. + .......................      149,100           9,318,750
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (1.0%)
TMP Worldwide Inc. + ..................       82,300           4,526,500
TOTAL COMMON STOCKS                                          414,701,738
 (COST $442,449,688)
                                                           ---------------
                                          PRINCIPAL
                                           AMOUNT
                                         -------------
SHORT-TERM INVESTMENTS (4.3%)
Federal Home Loan Mortgage
 Corp.,6.46%,01/02/01..................  $ 4,000,000           4,000,000
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01..................    7,777,000           7,777,000
Federal Home Loan Mortgage
 Corp.,6.45%,01/02/01..................    8,000,000           8,000,000
TOTAL SHORT-TERM INVESTMENTS                                  19,777,000
 (COST $19,777,000)
                                                           ---------------
                                                           MARKET VALUE

                                                           ---------------
TOTAL INVESTMENTS
 (COST $462,226,688)(A)                                     $434,478,738
OTHER ASSETS LESS LIABILITIES                                 26,099,532
                                                           ---------------
TOTAL NET ASSETS                                            $460,578,270
                                                           ---------------


    See Notes to Portfolio of Investments.                                    17

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
GROWTH (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$468,743,585. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains...............................          $  34,340,724
Unrealized losses..............................           (68,605,571)
                                                 ---------------------
 Net unrealized loss...........................          $(34,264,847)
                                                 =====================


+ Non-income producing security.

Category percentages are based on net assets.

18 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INTERNATIONAL


                                          NUMBER OF         MARKET VALUE
                                            SHARES
                                         --------------     --------------
COMMON STOCKS (88.9%)
CANADA (5.5%)
C-MAC Industries Inc. (Electronics -
 Semiconductors) + ....................        13,800            612,375
Celestica Inc. (Electronics -
 Semiconductors) + ....................        21,300          1,155,525
Nortel Networks Corp.
 (Cellular/Wireless Telecommunications)
 +.....................................        33,700          1,082,573
TOTAL CANADA                                                   2,850,473
                                                            --------------
DENMARK (4.3%)
Danske Bank (Financial - Diversified) .        26,500            476,673
GN Store Nord A/S (Investment
 Management)...........................        16,400            286,746
Novo Nordisk A/S (Health Care -
 Drugs/Pharmacueticals)................         4,100            734,915
Vestas Wind Systems A/S (Electrical
 Equipment)............................        13,700            741,015
TOTAL DENMARK                                                  2,239,349
                                                            --------------
FINLAND (6.3%)
Comptel Oyj (Data & Imaging Services) +        26,000            374,695
JOT Automation Group Oyj (Data &
 Imaging Services) ....................       137,700            333,542
Nokia Oyj, ADR (Communications
 Equipment)............................        43,400          1,887,900
Stonesoft Oyj (Communications
 Equipment) + .........................        49,600            715,734
TOTAL FINLAND                                                  3,311,871
                                                            --------------
FRANCE (9.8%)
Alcatel (Communications Equipment) ....        15,900            903,127
Alcatel Optronics (Electronics -
 Component Dist.) .....................         6,800            300,120
Altran Technologies SA (Data & Imaging
 Services).............................         3,600            814,546
Aventis SA (Drugs) ....................         7,000            614,477
Coflexip SA (Oil Services) ............         4,200            533,905
Genset (Biotechnology & Medical
 Products) + ..........................         7,900             99,738
PSA Peugeot Citroen (Automotive) ......         2,300            523,212
Schneider Electric SA (Electrical
 Equipment)............................         9,700            707,602
Total Fina Elf (Oil) ..................         4,048            601,994
TOTAL FRANCE                                                   5,098,721
                                                            --------------
GERMANY (3.0%)
Buderus AG (Forest Products & Building
 Materials)............................        19,480            407,840
Deutsche Lufthansa AG (Air Transport) .        36,600            927,428
Tecis Holding AG (Investment
 Management)...........................         3,400            220,254
TOTAL GERMANY                                                  1,555,522
                                                            --------------
HONG KONG (0.9%)
China Mobile (Hong Kong) Ltd., ADR
 (Cellular/Wireless Telecommunications)        16,600            450,275
 +.....................................
                                                            --------------
IRELAND (1.3%)
Bank of Ireland (Financial -                   68,800            681,455
 Diversified)..........................
                                                            --------------
ISRAEL (0.9%)
Check Point Software Technologies Ltd.          3,700            494,181
 (Computers Software/Services) ........
                                                            --------------
ITALY (2.4%)
Banca Intesa SpA (Financial -
 Diversified)..........................        92,300            443,678
Parmalat Finanziaria SpA (Food &
 Beverage).............................       220,500            357,103
                                          NUMBER OF         MARKET VALUE
                                            SHARES
                                         --------------     --------------
ITALY (CONTINUED)
Telecom Italia SpA (Other
 Telecommunications)...................        50,900            406,194
TOTAL ITALY                                                    1,206,975
                                                            --------------
JAPAN (12.6%)
Canon, Inc. (Electrical Machinery &
 Instruments)..........................        12,000            420,315
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ................         3,400            666,305
Honda Motor Co. (Automotive) ..........        27,000          1,007,180
ITOCHU Corp. (Metal Fabricators) + ....        72,000            335,412
Kyocera Corp. (Electronics - Component
 Dist.)................................         1,900            207,469
Matsushita Electric Industrial Co.,
 Ltd. (Electrical Machinery &
 Instruments)..........................        43,200          1,032,715
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) ......         2,700            316,813
Nippon Yusen Kabushiki Kaisha
 (Shipping)............................        96,000            396,778
NTT DoCoMo, Inc. (Other
 Telecommunications) + ................            33            569,264
Promise Co., Ltd. (Consumer Finance) ..         5,200            368,827
Softbank Corp. (Semiconductors &
 Electronics)..........................        12,900            448,450
Sony Corporation (Semiconductors &
 Electronics)..........................        11,700            809,369
TOTAL JAPAN                                                    6,578,897
                                                            --------------
NETHERLANDS (13.4%)
ABN AMRO Holding NV (Banks & Thrifts) .        23,600            536,639
Crucell NV (Biotechnology &
 Medical Products) + ..................        30,800            228,441
Crucell NV, ADR (Biotechnology) .......         6,900             43,556
Fortis (NL) NV (Financial -
 Diversified)..........................        36,200          1,175,928
Gucci Group (Textiles - Apparel) ......         3,200            277,900
ING Groep NV (Financial - Diversified)          5,016            400,665
Jomed NV (Biotechnology & Medical
 Products).............................         6,000            329,528
Koninklijke (Royal) Philips Electronics
 NV (Electronics - Component Dist.) ...        47,139          1,726,887
Koninklijke Ahold NV (Food & Drug
 Retail)...............................        31,149          1,004,832
STMicroelectronics NV (Electronics -
 Semiconductors).......................        11,300            493,319
Van der Moolen Holding NV (Investment
 Banking/Brokerage)....................         9,100            779,170
TOTAL NETHERLANDS                                              6,996,865
                                                            --------------
NORWAY (0.6%)
Gjensidige NOR Sparebank (Financial -          11,400            332,233
 Diversified)..........................
                                                            --------------
SINGAPORE (2.5%)
Flextronics International Ltd.
 (Electrical Equipment) + .............        22,200            632,700
Singapore Airlines Ltd. (Air Transport)        67,000            664,591
TOTAL SINGAPORE                                                1,297,291
                                                            --------------
SOUTH KOREA (1.5%)
Samsung Electronics (Semiconductors &          27,900            786,083
 Electronics) + .......................
                                                            --------------
SPAIN (2.4%)
Grupo Dragados, SA (Forest Products &
 Building Materials) ..................        69,000            751,455
                                          NUMBER OF         MARKET VALUE
                                            SHARES
                                         --------------     --------------
SPAIN (CONTINUED)
Telefonica SA (Other
 Telecommunications) + ................        28,921        $   477,884
TOTAL SPAIN                                                    1,229,339
                                                            --------------
SWEDEN (2.2%)
HiQ International AB (Services - Data
 Processing)...........................        47,650            353,505
Telefonaktiebolaget LM Ericsson AB, ADR
 (Semiconductors & Electronics) .......        19,900            222,631
Telelogic AB (Semiconductors &
 Electronics) + .......................       106,400            597,658
TOTAL SWEDEN                                                   1,173,794
                                                            --------------
SWITZERLAND (4.5%)
Actelion Ltd. (Drugs) + ...............           900            408,763
Julius Baer Holding Ltd. (Financial -
 Diversified)..........................           175            957,883
Logitech International SA (Computers -
 Peripherals) + .......................         1,385            350,417
Tecan AG (Biotechnology & Medical
 Products).............................           600            622,400
TOTAL SWITZERLAND                                              2,339,463
                                                            --------------
UNITED KINGDOM (14.8%)
Cable & Wireless Plc (Other
 Telecommunications)...................        63,000            849,808
Celltech Group Plc (Biotechnology &
 Medical Products) + ..................        24,700            436,490
Cobham Plc (Aerospace/Defense) ........        28,900            451,783
Energis Plc (Other Telecommunications)         31,600            212,418
Invensys Plc (Producer Goods) .........       216,400            505,899
Lloyds TSB Group Plc (Diversified
 Financial Services) ..................        46,865            495,649
Logica Plc (Computers
 Software/Services)....................         7,700            201,290
Northern Rock Plc (Financial -
 Diversified)..........................        65,900            425,267
Oxford GlycoSciences Plc (Biotechnology
 & Medical Products) ..................         9,400            212,030
Oxford GlycoSciences Plc, ADR
 (Biotechnology & Medical Products) ...         3,600             76,500
Shire Pharmaceuticals Group Plc (Drugs)
 +.....................................         5,800            267,163
United News & Media Plc (Print Media) .        65,800            835,482
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)       539,703          1,979,241
WPP Group Plc (Commercial Services) ...        59,200            771,135
TOTAL UNITED KINGDOM                                           7,720,155
                                                            --------------
TOTAL COMMON STOCKS (COST $48,198,681)                        46,342,942
                                                            --------------
PREFERRED STOCKS (1.1%)
GERMANY (1.1%)
Henkel KGaA (Chemicals - Diversified) .         9,200            604,619
TOTAL PREFERRED STOCKS (COST $555,308)                           604,619
                                                            --------------
                                          PRINCIPAL
                                            AMOUNT
                                         --------------
SHORT-TERM INVESTMENTS (8.9%)
MCI WorldCom, Inc.,Zero Coupon,01/02/01  $  2,219,000          2,218,575
U.S. Treasury Bill,Zero Coupon,04/19/01
 @.....................................       200,000            195,520
                                          PRINCIPAL         MARKET VALUE
                                            AMOUNT
                                         --------------     --------------
SHORT-TERM INVESTMENTS (CONTINUED)
Wheels Inc.,Zero Coupon,01/02/01 + ....   $ 2,219,000        $ 2,218,562
TOTAL SHORT-TERM INVESTMENTS                                   4,632,657
 (COST $4,633,610)
                                                            --------------
TOTAL INVESTMENTS (COST $53,387,599)(A)                       51,580,218
OTHER ASSETS LESS LIABILITIES                                    629,920
                                                            --------------
TOTAL NET ASSETS                                             $52,210,138
                                                            --------------


    See Notes to Portfolio of Investments.                                    19

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
INTERNATIONAL (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax amounts to $55,297,195. Unrealized gains and losses, based on indentified tax cost at December 31, 2000, are as follows:


Unrealized gains ...................................       $ 2,070,528

Unrealized losses ..................................        (5,787,505)
                                                            -----------
 Net unrealized loss ...............................       $(3,716,977)
                                                           ============

Information concerning open futures contracts at December 31, 2000 is shown below:


                                     NOTIONAL
                        NO. OF        MARKET       EXPIRATION      UNREALIZED
                       CONTRACTS       VALUE          DATE         GAIN/(LOSS)
                       -----------  ------------  ------------  ---------------
  LONG CONTRACTS
-------------------
DAX Index Futures....     7         $  991,930     Mar 01         $(15,804)

TOPIX Index Futures ..    4            462,201     Mar 01          (25,744)
                                    ----------                   ---------
                                     1,454,131                    $(41,548)
                                    ==========                    =========

+  Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.
* Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

ADR - American Depository Receipt

Acquisition date and cost concerning illiquid securities at December 31, 2000 is shown below:

                                          ACQUISITION
                                              DATE             COST
                                          ------------      ---------

Wheels Inc. ......................           12/29/00     $2,319,000
                                                          ==========

The market value of the total illiquid securities above is $2,218,562 which represents 4.25% of the total net assets.

Category percentages are based on net assets.

20 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
SMALL COMPANY


                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
COMMON STOCKS (78.5%)
AGRICULTURE (0.4%)
Delta and Pine Land Co. ..............        47,300             990,344
                                                           ---------------
AIR FREIGHT (0.9%)
CNF Inc. .............................        72,900           2,464,931
                                                           ---------------
AIRLINES (0.7%)
America West Holdings Corp. + ........       159,800           2,047,438
                                                           ---------------
BANKS - REGIONAL (2.2%)
Banknorth Group, Inc. ................       140,600           2,803,213
Pacific Century Financial Corp. ......       165,500           2,927,281
Trustmark Corp. ......................        11,500             241,500
                                                               5,971,994
                                                           ---------------
BIOTECHNOLOGY (3.8%)
ArQule, Inc. + .......................        49,950           1,598,400
Cambridge Antibody Technology Group
 Plc + ...............................        24,400           1,381,408
Cell Genesys, Inc. + .................        47,700           1,088,156
Corvas International, Inc. + .........       116,350           1,672,531
Immunomedics, Inc. + .................       113,900           2,448,850
Serologicals Corp. + .................       149,450           2,251,091
                                                              10,440,436
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (1.0%)
Citadel Communications Corp. + .......       223,300           2,679,600
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.6%)
Boston Communications Group, Inc. ....        61,200           1,705,950
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.4%)
Olin Corp. ...........................        47,800           1,057,575
                                                           ---------------
CHEMICALS - SPECIALITY (3.2%)
Agrium Inc. ..........................       219,800           3,214,575
Alcide Corp. + .......................        75,100           2,196,675
Cambrex Corp. ........................        72,850           3,296,462
                                                               8,707,712
                                                           ---------------
COMMUNICATIONS EQUIPMENT (1.7%)
Advanced Fibre Communications, Inc. +         91,700           1,656,331
Brightpoint, Inc. + ..................       135,200             473,200
CommScope, Inc. + ....................        68,800           1,139,500
Metro One Telecom ....................        52,100           1,302,500
                                                               4,571,531
                                                           ---------------
COMPUTERS - HARDWARE (0.5%)
Electronics for Imaging, Inc. + ......       107,800           1,502,463
                                                           ---------------
COMPUTERS - NETWORKING (0.3%)
Avocent Corp. + ......................        26,600             718,200
                                                           ---------------
COMPUTERS - PERIPHERALS (1.3%)
Oak Technology, Inc. + ...............       135,100           1,173,681
Xircom, Inc. + .......................       152,500           2,363,750
                                                               3,537,431
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (2.8%)
Avant! Corp. + .......................       180,550           3,306,322
Clarus Corp. + .......................       106,100             742,700
Entrust Technologies, Inc. + .........        49,100             638,300
Symantec Corp. + .....................        51,200           1,708,800
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Viant Corp. ..........................       301,400           1,196,181
                                                               7,592,303
                                                           ---------------
CONSUMER - JEWELRY/NOVELTIES (0.9%)
Lancaster Colony Corp. ...............        88,000           2,469,500
                                                           ---------------
CONSUMER SERVICES (0.6%)
Cheap Tickets, Inc. ..................       175,500           1,711,125
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (1.4%)
Packaging Corp. of America + .........       135,900           2,191,387
Sonoco Products Co. ..................        81,500           1,762,438
                                                               3,953,825
                                                           ---------------
ELECTRIC COMPANIES (1.9%)
Alliant Energy Corp. .................        82,200           2,620,125
El Paso Electric Co. + ...............       185,600           2,449,920
                                                               5,070,045
                                                           ---------------
ELECTRICAL EQUIPMENT (3.0%)
ACT Manufacturing, Inc. + ............        75,700           1,192,275
C-COR.net Corp. + ....................       149,400           1,451,981
Sensormatic Electronics Corp. + ......       139,400           2,796,713
Three-Five Systems, Inc. + ...........        64,100           1,153,800
Zomax Inc. + .........................       375,950           1,715,272
                                                               8,310,041
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.8%)
Alpha Industries, Inc. + .............        24,200             895,400
II-VI Inc. + .........................        87,250           1,325,109
                                                               2,220,509
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.9%)
REMEC, Inc. + ........................        74,300             715,137
SIPEX Corp. + ........................        70,950           1,698,366
                                                               2,413,503
                                                           ---------------
FINANCIAL - DIVERSIFIED (1.6%)
Bedford Property Investors, Inc. .....        68,500           1,387,125
CNA Surety Corp. .....................        42,500             605,625
Doral Financial Corp. ................       101,100           2,445,356
                                                               4,438,106
                                                           ---------------
FOODS (3.2%)
Sensient Technologies, Corp. .........       136,600           3,107,650
Smithfields Foods, Inc. + ............        69,100           2,100,640
Suiza Foods Corp. + ..................        74,200           3,561,600
                                                               8,769,890
                                                           ---------------
FOOTWEAR (1.2%)
Reebok International Ltd. + ..........       118,500           3,239,790
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.6%)
Argosy Gaming Co. + ..................        82,300           1,579,131
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.7%)
Genelabs Technologies, Inc. + ........       314,000           1,285,438
Guilford Pharmaceuticals Inc. + ......        99,900           1,798,200
Keryx Biopharmaceuticals, Inc. + .....        90,200             913,275
Matrix Pharmaceutical, Inc. ..........       135,100           2,313,587
Taro Pharmaceutic Industries Ltd. + ..        36,350           1,129,122
                                                               7,439,622
                                                           ---------------
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
HEALTH CARE - MANAGED CARE (1.5%)
Health Net Inc. ......................       104,300           2,731,356
US Oncology, Inc. + ..................       197,700           1,247,981
                                                               3,979,337
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.2%)
ABIOMED, Inc. ........................        27,100             657,175
Respironics, Inc. + ..................        56,600           1,613,100
STAAR Surgical Co. + .................        88,600           1,113,038
                                                               3,383,313
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (4.0%)
AmeriPath, Inc. + ....................        99,600           2,490,000
Apria Healthcare Group, Inc. + .......        98,100           2,918,475
MAXIMUS, Inc. + ......................        44,000           1,537,250
Pharmaceutical Product Development,
 Inc. + ..............................        23,500           1,167,656
Renal Care Group, Inc. + .............       100,400           2,753,156
                                                              10,866,537
                                                           ---------------
INSURANCE - LIFE/HEALTH (1.8%)
AmerUS Group Co. .....................        46,100           1,492,487
Nationwide Financial Services, Inc. ..        32,600           1,548,500
Torchmark Corp. ......................        49,200           1,891,125
                                                               4,932,112
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (4.4%)
First American Corp. .................        43,500           1,430,063
HCC Insurance Holdings, Inc. .........       138,600           3,733,537
Horace Mann Educators Corp. ..........       154,100           3,293,887
Radian Group Inc. ....................        19,000           1,426,188
SAFECO Corp. .........................        62,600           2,057,975
                                                              11,941,650
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Waddel & Reed Financial Inc. - Class A        37,800           1,422,225
                                                           ---------------
INVESTMENT MANAGEMENT (1.2%)
American Capital Strategies, Ltd. ....       129,000           3,249,188
                                                           ---------------
MACHINERY - DIVERSIFIED (0.3%)
Tecumseh Products Co. - Class A ......        17,100             717,131
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.6%)
Peoples Energy Corp. .................        25,400           1,136,650
Southwest Gas Corp. ..................       145,200           3,176,250
WGL Holdings Inc. ....................        89,000           2,708,937
                                                               7,021,837
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (1.1%)
Seitel, Inc. + .......................        86,600           1,596,687
Unit Corp. ...........................        78,200           1,480,913
                                                               3,077,600
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (3.6%)
Cabot Oil & Gas Corp. ................        79,600           2,482,525
Forest Oil Corp. .....................        44,000           1,622,500
HS Resources, Inc. + .................        72,800           3,084,900
Triton Energy Ltd. + .................        51,400           1,542,000
Vintage Petroleum, Inc. + ............        50,700           1,090,050
                                                               9,821,975
                                                           ---------------
PAPER & FOREST PRODUCTS (0.4%)
MCSi, Inc. + .........................        55,900           1,194,863
                                                           ---------------
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
PERSONAL CARE (0.6%)
Carter-Wallace, Inc. .................        46,400           1,548,600
                                                           ---------------
PUBLISHING (0.6%)
Reader's Digest Association, Inc.             41,500           1,623,688
 (The)................................
                                                           ---------------
RESTAURANTS (0.5%)
Sonic Corp. + ........................        63,250           1,474,516
                                                           ---------------
RETAIL - HOME SHOPPING (0.4%)
ValueVision International, Inc. + ....        96,600           1,219,575
                                                           ---------------
RETAIL - SPECIALITY (1.8%)
Casey's General Stores, Inc. .........       168,600           2,518,462
Payless ShoeSource, Inc. + ...........        35,100           2,483,325
                                                               5,001,787
                                                           ---------------
RETAIL STORES - DRUG STORE (1.1%)
Caremark Rx, Inc. + ..................       212,600           2,883,388
                                                           ---------------
SAVINGS & LOAN COMPANIES (3.3%)
Astoria Financial Corp. ..............        53,000           2,878,562
Independence Community Bank Corp. ....       180,100           2,870,344
Roslyn Bancorp, Inc. .................       117,300           3,203,756
                                                               8,952,662
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (2.0%)
ACNielsen Corp. + ....................        36,800           1,334,000
R.H. Donnelley Corp. .................       170,100           4,135,556
                                                               5,469,556
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (4.9%)
Chinadotcom Corp. + ..................       324,500           1,460,250
F.Y.I. Inc. + ........................        30,200           1,113,625
Getty Images, Inc. + .................        72,400           2,316,800
Pittston Brink's Group ...............       198,600           3,947,175
Sylvan Learning Systems, Inc. + ......       270,700           4,009,744
Universal Compression Holdings, Inc. .        18,600             700,987
                                                              13,548,581
                                                           ---------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.4%)
TETRA Technologies, Inc. + ...........        38,700           1,233,563
                                                           ---------------
SHIPPING (0.8%)
Trico Marine Services, Inc. + ........       135,600           2,093,325
                                                           ---------------
TEXTILES - APPAREL (0.9%)
Russell Corp. ........................        84,600           1,306,013
Tommy Hilfiger Corp. + ...............       118,000           1,157,875
                                                               2,463,888
                                                           ---------------
TOTAL COMMON STOCKS                                          214,723,892
 (COST $206,559,812)
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
SHORT-TERM INVESTMENTS (24.7%)
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01.................  $ 12,000,000          12,000,000
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01.................    33,238,000          33,238,000
Federal Home Loan Mortgage
 Corp.,6.46%,01/02/01.................    20,000,000          20,000,000
U.S. Treasury Bill,5.52%,04/19/01 @...       200,000             196,676
U.S. Treasury Bill,5.93%,04/19/01 @...       200,000             196,676
                                         PRINCIPAL         MARKET VALUE
                                           AMOUNT
                                        --------------     ---------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill,6.07%,04/19/01 @...  $    600,000             590,028
U.S. Treasury Bill,6.11%,04/19/01 @...     1,500,000           1,475,070
TOTAL SHORT-TERM INVESTMENTS                                  67,696,450
 (COST $67,693,129)
                                                           ---------------
TOTAL INVESTMENTS
 (COST $274,252,941)(A)                                      282,420,342
OTHER ASSETS LESS LIABILITIES                                 (8,803,037  )
                                                           ---------------
TOTAL NET ASSETS                                            $273,617,305
                                                           ---------------


    See Notes to Portfolio of Investments.                                    21

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
SMALL COMPANY (CONTINUED)

22 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$277,032,601. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains...............................          $  27,230,074
Unrealized losses..............................           (21,842,333)
                                                 ---------------------
 Net unrealized gain...........................          $   5,387,741
                                                 =====================


Information concerning open futures contracts at December 31, 2000 is shown below:
                                      NOTIONAL
                         NO. OF        MARKET       EXPIRATION     UNREALIZED
                        CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                       -----------  -------------  ------------  ---------------
   LONG CONTRACTS
---------------------
Russell 2000 Index
Futures..............
                           117       $28,594,800      Mar 01        $ 865,899
                                    ============                 ============


+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        23

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
VALUE OPPORTUNITY


                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     ---------------
COMMON STOCKS (96.0%)
AEROSPACE/DEFENSE (2.2%)
Boeing Co. .............................      38,700           2,554,200
                                                           ---------------
BANKS - MAJOR REGIONAL (2.5%)
SouthTrust Corp. .......................      26,100           1,061,944
Wells Fargo & Co. ......................      32,900           1,832,119
                                                               2,894,063
                                                           ---------------
BANKS - MONEY CENTER (1.2%)
Chase Manhattan Corp. (The) ............      30,700           1,394,931
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (1.5%)
Pepsi Bottling Group, Inc. (The) .......      42,300           1,689,356
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (2.2%)
Western Wireless Corporation ...........      64,900           2,543,269
                                                           ---------------
CHEMICALS (1.6%)
Eastman Chemical Co. ...................      39,100           1,906,125
                                                           ---------------
COMPUTERS - HARDWARE (1.1%)
International Business Machines Corp. ..      15,200           1,292,000
                                                           ---------------
COMPUTERS - PERIPHERALS (2.7%)
Lexmark International Group, Inc. + ....      71,700           3,177,206
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (3.2%)
America Online, Inc. + .................      77,700           2,703,960
Microsoft Corp. + ......................      23,700           1,027,987
                                                               3,731,947
                                                           ---------------
ELECTRIC COMPANIES (1.9%)
American Electric Power Co., Inc. ......      23,400           1,088,100
Exelon Corp. ...........................      16,200           1,137,402
                                                               2,225,502
                                                           ---------------
ELECTRICAL EQUIPMENT (3.7%)
General Electric Co. ...................      88,400           4,237,675
                                                           ---------------
ELECTRONICS - INSTRUMENTS (1.6%)
PerkinElmer, Inc. ......................      17,900           1,879,500
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (1.7%)
Intel Corp. ............................      66,100           1,987,131
                                                           ---------------
ENTERTAINMENT (2.9%)
Walt Disney Co. (The) + ................     116,100           3,359,644
                                                           ---------------
FINANCIAL - DIVERSIFIED (6.9%)
Ambac Financial Group, Inc. ............      35,450           2,067,178
Citigroup Inc. .........................     100,866           5,150,470
Freddie Mac ............................      11,700             805,838
                                                               8,023,486
                                                           ---------------
FOODS (1.4%)
Quaker Oats Co. ........................      16,600           1,616,425
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.6%)
International Game Technology + ........      39,800           1,910,400
                                                           ---------------
HEALTH CARE - DRUGS (2.8%)
Alza Corp. + ...........................      24,000           1,020,000
Mylan Laboratories, Inc. ...............      87,600           2,206,425
                                                               3,226,425
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (7.6%)
Pfizer, Inc. ...........................      84,800           3,900,800
                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (CONTINUED)
Pharmacia Corp. ........................      81,300           4,959,300
                                                               8,860,100
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (4.6%)
Health Management Associates, Inc. + ...      49,200           1,020,900
Tenet Healthcare Corp. + ...............      96,300           4,279,331
                                                               5,300,231
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.7%)
St. Jude Medical, Inc. + ...............      50,200           3,084,162
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (1.2%)
HEALTHSOUTH Corp. + ....................      82,100           1,339,256
                                                           ---------------
HEALTH CARE DIVERSIFIED (0.9%)
Abbott Laboratories ....................      20,500             992,969
                                                           ---------------
INSURANCE - MULTI-LINE (3.9%)
American International Group, Inc. .....      24,900           2,454,206
Hartford Financial Services Group, Inc.       29,700           2,097,563
                                                               4,551,769
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.4%)
Allstate Corp. (The) ...................      37,900           1,651,019
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (2.4%)
Lehman Brothers Holdings Inc. ..........      21,100           1,426,888
Merrill Lynch & Co., Inc. ..............      20,000           1,363,750
                                                               2,790,638
                                                           ---------------
MACHINERY - DIVERSIFIED (1.5%)
Deere & Co. ............................      36,900           1,690,481
                                                           ---------------
MANUFACTURING - DIVERSIFIED (3.8%)
Tyco International Ltd. ................      80,400           4,462,200
                                                           ---------------
MANUFACTURING - SPECIALIZED (3.3%)
United Technologies Corp. ..............      49,100           3,860,487
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (1.5%)
Williams Co., Inc. (The) ...............      42,600           1,701,338
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (1.3%)
Halliburton Co. ........................      42,600           1,544,250
                                                           ---------------
OIL & GAS - REFINING & MARKETING (3.9%)
Tosco Corp. ............................      76,400           2,592,825
Valero Energy Corp. ....................      52,000           1,933,750
                                                               4,526,575
                                                           ---------------
OIL - DOMESTIC INTEGRATED (1.5%)
Amerada Hess Corp. .....................      23,300           1,702,356
                                                           ---------------
REIT DIVERSIFIED (1.4%)
Spieker Properties, Inc. ...............      32,100           1,609,013
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAIN (2.3%)
Costco Wholesale Corp. + ...............      67,400           2,691,788
                                                           ---------------
RETAIL STORES - FOOD CHAINS (1.7%)
Safeway, Inc. + ........................      30,900           1,931,250
                                                           ---------------
SERVICES - DATA PROCESSING (2.8%)
First Data Corp. .......................      62,400           3,287,700
                                                           ---------------
TELEPHONE (2.3%)
SBC Communications, Inc. ...............      28,900           1,379,975
Verizon Communications .................      24,800           1,243,100
                                                               2,623,075
                                                           ---------------
                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     ---------------
TOBACCO (1.3%)
Philip Morris Co. Inc. .................      35,300           1,553,200
TOTAL COMMON STOCKS                                          111,403,142
 (COST $103,901,132)
                                                           ---------------
                                          PRINCIPAL
                                            AMOUNT
                                          ------------
SHORT-TERM INVESTMENTS (3.6%)
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01...................   4,159,000           4,159,000
TOTAL SHORT-TERM INVESTMENTS                                   4,159,000
 (COST $4,159,000)
                                                           ---------------
TOTAL INVESTMENTS (COST $108,060,132)(A)                     115,562,142
OTHER ASSETS LESS LIABILITIES                                    466,751
TOTAL NET ASSETS                                            $116,028,893
                                                           ---------------


24 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$109,850,536. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains................................          $ 11,790,073
Unrealized losses...............................           (6,078,467)
                                                  --------------------
 Net unrealized gain............................          $  5,711,606
                                                  ====================


+ Non-income producing security.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        25

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
TECHNOLOGY


                                         NUMBER OF        MARKET VALUE
                                           SHARES
                                         ------------     --------------
COMMON STOCKS (84.2%)
CELLULAR/WIRELESS TELECOMMUNICATIONS (2.6%)
Sprint Corp. (PCS Group) + ............    57,700            1,179,244
                                                          --------------
COMMUNICATIONS EQUIPMENT (11.0%)
ADC Telecommunications, Inc. + ........    42,100              763,063
Nokia Oyj, ADR ........................    59,150            2,573,025
Nortel Networks Corp. .................    23,700              759,881
Tellabs, Inc. + .......................    14,250              805,125
                                                             4,901,094
                                                          --------------
COMPUTERS - HARDWARE (5.9%)
Compaq Computer Corp. .................    62,050              933,852
Dell Computer Corp. + .................    47,250              823,922
National Instruments Corp. + ..........    18,300              888,694
                                                             2,646,468
                                                          --------------
COMPUTERS - NETWORKING (3.1%)
Cisco Systems, Inc. + .................    35,700            1,365,525
                                                          --------------
COMPUTERS - PERIPHERALS (3.8%)
EMC Corp. + ...........................    25,350            1,685,775
                                                          --------------
COMPUTERS SOFTWARE/SERVICES (11.6%)
Adobe Systems, Inc. ...................    23,600            1,373,225
Cadence Design Systems, Inc. + ........    44,700            1,229,250
Intuit Inc. + .........................    30,100            1,187,069
Microsoft Corp. + .....................    32,100            1,392,337
                                                             5,181,881
                                                          --------------
ELECTRICAL EQUIPMENT (9.9%)
Flextronics International Ltd. + ......    26,300              749,550
Sanmina Corp. + .......................    11,500              881,187
Solectron Corp. + .....................    82,050            2,781,495
                                                             4,412,232
                                                          --------------
ELECTRONICS - INSTRUMENTS (3.2%)
Agilent Technologies, Inc. + ..........    26,000            1,423,500
                                                          --------------
ELECTRONICS - SEMICONDUCTORS (17.9%)
Celestica Inc. + ......................    22,000            1,193,500
Intel Corp. ...........................    52,100            1,566,256
JDS Uniphase Corp. + ..................    14,200              591,963
STMicroelectronics NV .................    24,200            1,036,063
Texas Instruments, Inc. ...............    34,300            1,624,962
Xilinx, Inc. + ........................    42,500            1,960,312
                                                             7,973,056
                                                          --------------
EQUIPMENT - SEMICONDUCTORS (11.1%)
Applied Materials, Inc. + .............    33,600            1,283,100
KLA-Tencor Corp. + ....................    26,900              906,194
Lam Research Corp. + ..................    50,900              738,050
Novellus Systems, Inc. + ..............    56,700            2,037,656
                                                             4,965,000
                                                          --------------
TELEPHONE (2.7%)
Verizon Communications ................    23,700            1,187,963
                                                          --------------
                                         NUMBER OF        MARKET VALUE
                                           SHARES
                                         ------------     --------------
TELEPHONE LONG DISTANCE (1.4%)
WorldCom, Inc. + ......................    45,350              634,900
TOTAL COMMON STOCKS (COST $46,994,152)                      37,556,638
                                                          --------------
TOTAL INVESTMENTS (COST $46,994,152)(A)                     37,556,638
OTHER ASSETS LESS LIABILITIES                                7,064,558
TOTAL NET ASSETS                                           $44,621,196
                                                          --------------


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$48,832,055. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains...............................          $     181,242
Unrealized losses..............................           (11,456,659)
                                                 ---------------------
 Net unrealized loss...........................          $(11,275,417)
                                                 =====================


+ Non-income producing security.

Category percentages are based on net assets.

26 See Notes to Financial Statements.


ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Foreign currency ......................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Recoverable Taxes.....................................................
 Variation Margin......................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
     Total assets .....................................................
LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
 Variation Margin......................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................
     Total liabilities ................................................
      NET ASSETS ......................................................
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments and open futures contracts ..
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
      NET ASSETS ......................................................

Cost of investments ...................................................
Cost of foreign currency ..............................................
CAPITAL SHARES:
Authorized ............................................................
Par Value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


28 See Notes to Financial Statements.

         GROWTH       INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY     TECHNOLOGY
     ---------------  --------------  ---------------  -----------------  -----------------

      $434,478,738    $ 51,580,218     $282,420,342      $115,562,142       $ 37,556,638
               991          13,377              478               654          6,934,021
                --       1,326,934               --                --                 --

           140,765          21,864           98,863           144,155              1,551
                --       1,977,539          862,089                --                 --
        26,237,911       1,926,110            2,587           403,173            183,829
                --          36,211               --                --                 --
                --          13,053               --                --                 --
                --             838               --                --                 --
             4,432             424            2,481               876                364
      ------------    ------------     ------------      ------------       ------------
       460,862,837      56,896,568      283,386,840       116,111,000         44,676,403
      ------------    ------------     ------------      ------------       ------------


                --       4,583,185        7,374,492                --                 --
                --              --        1,541,368               260                 --
                --              --          640,575                --                 --
           231,372          35,784          170,643            64,892             38,871
            28,922           3,157           17,064             8,112              3,093
             4,170          55,184            8,589             2,823              3,062
            20,103           9,120           16,804             6,020             10,181
      ------------    ------------     ------------      ------------       ------------
           284,567       4,686,430        9,769,535            82,107             55,207
      ------------    ------------     ------------      ------------       ------------
      $460,578,270    $ 52,210,138     $273,617,305      $116,028,893       $ 44,621,196
      ============    ============     ============      ============       ============

      $449,781,111    $ 60,099,867     $256,788,389      $102,036,729       $ 68,277,390
       (27,747,950)     (1,857,762)       9,033,300         7,502,010         (9,437,514)
           254,746          50,401        1,941,135           546,677                 --
        38,290,363      (6,082,368)       5,854,481         5,943,477        (14,218,680)
      ------------    ------------     ------------      ------------       ------------
      $460,578,270    $ 52,210,138     $273,617,305      $116,028,893       $ 44,621,196
      ============    ============     ============      ============       ============

      $462,226,688    $ 53,387,599     $274,252,941      $108,060,132       $ 46,994,152
      $         --    $  1,314,840     $         --      $         --       $         --

       Two Billion     Two Billion      Two Billion       Two Billion        Two Billion
      $      0.001    $      0.001     $      0.001      $      0.001       $      0.001
        30,730,844       5,020,287       16,430,081         7,563,631          7,587,591
      $      14.99    $      10.40     $      16.65      $      15.34       $       5.88



    See Notes to Financial Statements.                                        29

CAPITAL APPRECTIATION PORTFOLIOS
STATEMENTS OF OPERATIONS






INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................
INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net investment expenses ..........................................
Net investment income (loss) ..........................................
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures ..............................................................
 Foreign currency related transactions ................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase (decrease) in net assets resulting from operations .......



30 See Notes to Financial Statements.

                                                                                           TECHNOLOGY
                                                                                          PERIOD FROM
                                                                                          MAY 1, 2000
              GROWTH          INTERNATIONAL      SMALL COMPANY    VALUE OPPORTUNITY     (COMMENCEMENT OF
            YEAR ENDED        -YEAR ENDED--      -YEAR ENDED--    ---YEAR ENDED----       OPERATIONS)
         DECEMBER 31, 2000  DECEMBER 31, 2000  DECEMBER 31, 2000  DECEMBER 31, 2000   TO DECEMBER 31, 2000
         -----------------  -----------------  -----------------  -----------------   --------------------

          $   1,410,540       $    418,828       $ 1,349,572         $  839,210          $     11,561
              1,907,387            123,277         2,702,507            415,197               101,371
          -------------       ------------       -----------         ----------          ------------
              3,317,927            542,105         4,052,079          1,254,407               112,932
                 (7,399)           (39,618)             (114)                --                   (53)
          -------------       ------------       -----------         ----------          ------------
              3,310,528            502,487         4,051,965          1,254,407               112,879
          -------------       ------------       -----------         ----------          ------------

              2,633,432            440,381         1,831,509            569,824               197,227
                329,179             38,857           183,151             71,228                15,612
                 15,873              4,785             9,851             22,325                 1,932
                 10,691            178,070            39,935             13,652                 8,849
                  2,600              2,605             2,600              2,600                 1,733
                 18,755             21,396            17,994             17,789                19,496
                 12,204              1,496             6,139              2,492                   480
                 13,276              5,255            12,573              3,148                 3,493
                 17,869              2,110             9,449              4,191                   338
          -------------       ------------       -----------         ----------          ------------
              3,053,879            694,955         2,113,201            707,249               249,160
                     --            (98,071)               --                 --               (11,406)
          -------------       ------------       -----------         ----------          ------------
              3,053,879            596,884         2,113,201            707,249               237,754
          -------------       ------------       -----------         ----------          ------------
                256,649            (94,397)        1,938,764            547,158              (124,875)
          -------------       ------------       -----------         ----------          ------------


             39,343,142          1,356,644         8,344,482          5,924,350           (14,218,680)
               (115,910)            97,037        (1,371,795)            70,014                    --
                     --           (102,216)           (3,470)                --                    --
          -------------       ------------       -----------         ----------          ------------
             39,227,232          1,351,465         6,969,217          5,994,364           (14,218,680)
          -------------       ------------       -----------         ----------          ------------


           (103,737,861)       (12,217,180)       (9,820,311)         1,869,364            (9,437,514)
               (443,731)           (23,573)           30,531            (50,364)                   --
                     --            (14,652)               --                 --                    --
          -------------       ------------       -----------         ----------          ------------
           (104,181,592)       (12,255,405)       (9,789,780)         1,819,000            (9,437,514)
          -------------       ------------       -----------         ----------          ------------
            (64,954,360)       (10,903,940)       (2,820,563)         7,813,364           (23,656,194)
          -------------       ------------       -----------         ----------          ------------
          $ (64,697,711)      $(10,998,337)      $  (881,799)        $8,360,522          $(23,781,069)
          =============       ============       ===========         ==========          ============



    See Notes to Financial Statements.                                        31

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS





                                                        GROWTH
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $     256,649        $    481,219
Net realized gain on investments.......      39,227,232          28,042,708
Net change in unrealized gain or loss
 on investments........................    (104,181,592)         54,078,169
                                          -------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............     (64,697,711)         82,602,096
                                          -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (145,288)           (337,834)
From net realized gains on investments.      (7,421,806)        (15,204,353)
                                          -------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (7,567,094)        (15,542,187)
                                          -------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............     215,105,616         212,364,548
Net asset value of shares issued upon
  reinvestment of distributions........       7,567,094          15,542,187
Payments for shares redeemed...........     (59,675,068)        (67,484,450)
                                          -------------        ------------
 Net increase in net assets from fund
 share transactions....................     162,997,642         160,422,285
                                          -------------        ------------
Net change in net assets...............      90,732,837         227,482,194
NET ASSETS:
Beginning of period....................     369,845,433         142,363,239
                                          -------------        ------------
End of period..........................   $ 460,578,270        $369,845,433
                                          =============        ============
End of period net assets includes
 undistributed net investment income...   $     254,746        $    143,385
                                          =============        ============
SHARE TRANSACTIONS:
Number of shares sold..................      12,383,641          14,288,419
Number of shares issued upon
  reinvestment of distributions........         419,230             981,818
Number of shares redeemed..............      (3,426,438)         (4,438,843)
                                          -------------        ------------
 Net increase..........................       9,376,433          10,831,394
                                          =============        ============



32 See Notes to Financial Statements.

                                                    INTERNATIONAL
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income (loss)...........    $    (94,397)       $     34,202
Net realized gain on investments.......       1,351,465           4,862,619
Net change in unrealized gain or loss
 on investments........................     (12,255,405)          8,328,366
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............     (10,998,337)         13,225,187
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............         (40,346)           (353,954)
From net realized gains on investments.      (9,033,957)         (3,037,839)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (9,074,303)         (3,391,793)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      87,552,483          34,117,191
Net asset value of shares issued upon
  reinvestment of distributions........       9,074,303           3,391,793
Payments for shares redeemed...........     (67,892,451)        (20,036,271)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................      28,734,335          17,472,713
                                           ------------        ------------
Net change in net assets...............       8,661,695          27,306,107
NET ASSETS:
Beginning of period....................      43,548,443          16,242,336
                                           ------------        ------------
End of period..........................    $ 52,210,138        $ 43,548,443
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $     50,401        $     34,998
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................       5,734,267           2,598,430
Number of shares issued upon
  reinvestment of distributions........         844,434             235,495
Number of shares redeemed..............      (4,293,547)         (1,500,618)
                                           ------------        ------------
 Net increase .........................       2,285,154           1,333,307
                                           ============        ============



    See Notes to Financial Statements.                                        33

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                    SMALL COMPANY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  1,938,764        $    712,780
Net realized gain on investments.......       6,969,217          20,875,868
Net change in unrealized gain or loss
 on investments........................      (9,789,780)         12,349,570
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............        (881,799)         33,938,218
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (211,169)           (551,932)
From net realized gains on investments.     (13,918,572)         (1,144,832)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........     (14,129,741)         (1,696,764)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............     206,728,437          66,957,022
Net asset value of shares issued upon
  reinvestment of distributions........      14,129,741           1,696,764
Payments for shares redeemed...........     (81,645,643)        (51,301,904)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................     139,212,535          17,351,882
                                           ------------        ------------
Net change in net assets...............     124,200,995          49,593,336
NET ASSETS:
Beginning of period....................     149,416,310          99,822,974
                                           ------------        ------------
End of period..........................    $273,617,305        $149,416,310
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $  1,941,135        $    210,247
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................      11,241,387           4,954,441
Number of shares issued upon
  reinvestment of distributions........         781,945             111,511
Number of shares redeemed..............      (4,640,475)         (3,825,156)
                                           ------------        ------------
 Net increase..........................       7,382,857           1,240,796
                                           ============        ============



34 See Notes to Financial Statements.

                                                  VALUE OPPORTUNITY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    547,158        $    531,415
Net realized gain on investments.......       5,994,364          19,615,336
Net change in unrealized gain or loss
 on investments........................       1,819,000          (6,017,946)
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................       8,360,522          14,128,805
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (134,313)           (404,977)
From net realized gains on investments.     (13,577,691)         (3,577,088)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........     (13,712,004)         (3,982,065)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      55,196,867          14,685,948
Net asset value of shares issued upon
  reinvestment of distributions........      13,712,004           3,982,065
Payments for shares redeemed...........     (32,558,285)        (19,893,670)
                                           ------------        ------------
 Net increase (decrease) in net assets
 from fund share transactions..........      36,350,586          (1,225,657)
                                           ------------        ------------
Net change in net assets...............      30,999,104           8,921,083
NET ASSETS:
Beginning of period....................      85,029,789          76,108,706
                                           ------------        ------------
End of period..........................    $116,028,893        $ 85,029,789
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    546,677        $    133,832
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................       3,528,402             958,103
Number of shares issued upon
  reinvestment of distributions........         934,697             245,379
Number of shares redeemed..............      (2,077,205)         (1,308,831)
                                           ------------        ------------
 Net increase (decrease)...............       2,385,894            (105,349)
                                           ============        ============



    See Notes to Financial Statements.                                        35

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                TECHNOLOGY
                                                            -------------------
                                                                PERIOD FROM
                                                                MAY 1, 2000
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2000
                                                             -----------------
FROM OPERATIONS:
Net investment loss ......................................     $   (124,875)
Net realized loss on investments..........................      (14,218,680)
Net change in unrealized gain or loss on investments......       (9,437,514)
                                                               ------------
 Net decrease in net assets resulting from operations.....      (23,781,069)
                                                               ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.................................       77,092,481
Payments for shares redeemed..............................       (8,690,216)
                                                               ------------
 Net increase in net assets from fund share transactions..       68,402,265
                                                               ------------
Net change in net assets..................................       44,621,196
NET ASSETS:
Beginning of period.......................................               --
                                                               ------------
End of period.............................................     $ 44,621,196
                                                               ============
End of period net assets includes undistributed net
 investment income........................................     $         --
                                                               ============
SHARE TRANSACTIONS:
Number of shares sold.....................................        8,591,754
Number of shares redeemed.................................       (1,004,163)
                                                               ------------
 Net increase.............................................        7,587,591
                                                               ============



36 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers five portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Value Opportunity VP and Aetna Technology VP (individually, a Portfolio, and collectively, the Portfolios).

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

   TECHNOLOGY VP (Technology) seeks long-term capital appreciation.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2000 separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of each Portfolio.

On December 13, 2000, Aetna Inc.(Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aetna Investment Services, LLC (AIS), each Portfolio's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and AIS, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. Elijah Asset Management, LLC (EAM) serves as the sub-adviser to Technology.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. A Portfolio, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. Each Portfolio may invest up to 15% of its total assets in illiquid securities. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

F. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of December 31, 2000.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of December 31, 2000:

                                        ADVISORY FEE
                                        ------------
Growth                                    0.60%
International                             0.85%
Small Company                             0.75%
Value Opportunity                         0.60%
Technology                                0.95%

Aeltus has entered into a subadvisory agreement with EAM, effective May 1, 2000. Subject to such policies as the Board or

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period May 1, 2000 through December 31, 2000, Aeltus paid EAM $103,067.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the period ended December 31, 2000 Aeltus paid ALIAC $2,780,608.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's total return. Actual expenses for the period ended December 31, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2000 were:

                                              COST OF PURCHASES       PROCEEDS FROM SALES
                                              -----------------       -------------------
Growth                                                $877,348,165             $741,930,586
International                               124,750,500              108,106,552
Small Company                               758,448,293              679,189,553
Value Opportunity                           181,255,641              153,552,930
Technology                                  105,163,625               43,950,793

6. CAPITAL LOSS CARRYFORWARDS

As of December 31, 2000, Technology incurred a capital loss carryforward of $5,550,749. This capital loss carryforward may be used to offset future capital gains until December 31, 2008, at which time the carryforward will expire. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

7. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Portfolios' net asset values.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH
Selected data for a fund share outstanding throughout each period:


                                                                                    PERIOD FROM
                                                                                 DECEMBER 13, 1996
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2000          1999          1998          1997       DECEMBER 31, 1996
                        ------------  ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .   $  17.32      $  13.53      $   9.85       $ 10.15         $10.00
                         --------      --------      --------       -------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.01          0.03          0.03          0.04+          0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (2.02)         4.62          3.68          3.27           0.15
                         --------      --------      --------       -------         ------
   Total from
    investment
    operations .......      (2.01)         4.65          3.71          3.31           0.16
                         --------      --------      --------       -------         ------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.01)        (0.02)        (0.03)        (0.03)         (0.01)
 From net realized
 gains on investments       (0.31)        (0.84)           --         (3.58)            --
                         --------      --------      --------       -------         ------
   Total distributions      (0.32)        (0.86)        (0.03)        (3.61)         (0.01)
                         --------      --------      --------       -------         ------
Net asset value, end
 of period ...........   $  14.99      $  17.32      $  13.53       $  9.85         $10.15
                         ========      ========      ========       =======         ======

Total return* ........     (11.95)%       34.97%        37.68%        33.01%          1.57%
Net assets, end of
 period (000's) ......   $460,578      $369,845      $142,363       $ 5,964         $5,175
Ratio of net
 investment expenses
 to average net assets       0.70%         0.71%         0.75%         0.75%          0.67%(1)
Ratio of net
 investment income to
 average net assets ..       0.06%         0.20%         0.40%         0.29%          1.99%(1)
Portfolio turnover
 rate.................     179.29%       138.03%       152.99%       207.41%          1.97%



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        41

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
INTERNATIONAL



Selected data for a fund share outstanding throughout each period:


                                                                      PERIOD FROM
                                                                   DECEMBER 22, 1997
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2000          1999          1998       DECEMBER 31, 1997
                        ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .   $ 15.92        $ 11.59       $ 10.27        $ 10.00
                         -------        -------       -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.02)         (0.01)         0.07             --
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (3.17)          5.78          1.87           0.27
                         -------        -------       -------        -------
   Total from
    investment
    operations........     (3.19)          5.77          1.94           0.27
                         -------        -------       -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.01)         (0.15)        (0.01)            --
 From net realized
 gains on investments      (2.32)         (1.29)        (0.61)            --
                         -------        -------       -------        -------
   Total distributions     (2.33)         (1.44)        (0.62)            --
                         -------        -------       -------        -------
Net asset value, end
 of period ...........   $ 10.40        $ 15.92       $ 11.59        $ 10.27
                         =======        =======       =======        =======

Total return* ........    (20.33)%        51.33%        18.92%          2.74%
Net assets, end of
 period (000's) ......   $52,210        $43,548       $16,242        $15,412
Ratio of net
 investment expenses
 to average net assets      1.15%          1.15%         1.15%          1.15%(1)
Ratio of net
 investment income to
 average net assets ..     (0.18)%         0.13%         0.55%         (0.98)%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.34%          1.62%         1.77%            --
Portfolio turnover
 rate.................    211.80%        168.88%       158.02%          0.71%



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.




42 See Notes to Financial Statements.

SMALL COMPANY
Selected data for a fund share outstanding throughout each period:


                                                                                    PERIOD FROM
                                                                                 DECEMBER 27, 1996
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2000          1999          1998          1997       DECEMBER 31, 1996
                        ------------  ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .   $  16.52      $  12.79       $ 12.77       $ 10.11         $10.00
                         --------      --------       -------       -------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.11          0.08          0.07          0.04+          0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       1.09          3.84          0.07          3.44           0.11
                         --------      --------       -------       -------         ------
   Total from
    investment
    operations .......       1.20          3.92          0.14          3.48           0.12
                         --------      --------       -------       -------         ------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.02)        (0.06)        (0.08)        (0.03)         (0.01)
 From net realized
 gains on investments       (1.05)        (0.13)        (0.04)        (0.79)            --
                         --------      --------       -------       -------         ------
   Total distributions      (1.07)        (0.19)        (0.12)        (0.82)         (0.01)
                         --------      --------       -------       -------         ------
Net asset value, end
 of period ...........   $  16.65      $  16.52       $ 12.79       $ 12.77         $10.11
                         ========      ========       =======       =======         ======

Total return* ........       6.72%        30.85%         1.10%        34.49%          1.23%
Net assets, end of
 period (000's) ......   $273,617      $149,416       $99,823       $18,102         $5,158
Ratio of net
 investment expenses
 to average net assets       0.87%         0.88%         0.89%         0.90%          0.55%(1)
Ratio of net
 investment income to
 average net assets ..       0.80%         0.64%         0.93%         0.78%          5.96%(1)
Portfolio turnover
 rate.................     330.31%       256.09%       185.29%       180.25%            --



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        43

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
VALUE OPPORTUNITY



Selected data for a fund share outstanding throughout each period:


                                                                                    PERIOD FROM
                                                                                 DECEMBER 13, 1996
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                            2000          1999          1998          1997       DECEMBER 31, 1996
                        ------------  ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .   $  16.42       $ 14.41       $ 11.92       $ 10.20         $10.00
                         --------       -------       -------       -------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.07          0.10          0.09          0.11+          0.02+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       1.49          2.71          2.56          3.90           0.20
                         --------       -------       -------       -------         ------
   Total from
    investment
    operations........       1.56          2.81          2.65          4.01           0.22
                         --------       -------       -------       -------         ------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.03)        (0.08)        (0.08)        (0.10)         (0.02)
 From net realized
 gains on investments       (2.61)        (0.72)        (0.08)        (2.19)            --
                         --------       -------       -------       -------         ------
   Total distributions      (2.64)        (0.80)        (0.16)        (2.29)         (0.02)
                         --------       -------       -------       -------         ------
Net asset value, end
 of period ...........   $  15.34       $ 16.42       $ 14.41       $ 11.92         $10.20
                         ========       =======       =======       =======         ======

Total return* ........      10.19%        19.58%        22.39%        39.36%          2.15%
Net assets, end of
 period (000's) ......   $116,029       $85,030       $76,109       $ 9,147         $5,202
Ratio of net
 investment expenses
 to average net assets       0.75%         0.73%         0.74%         0.75%          0.67%(1)
Ratio of net
 investment income to
 average net assets ..       0.58%         0.69%         0.93%         1.06%          2.73%(1)
Portfolio turnover
 rate.................     171.18%       124.80%       125.72%       187.84%            --



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

44 See Notes to Financial Statements.

TECHNOLOGY
Selected data for a fund share outstanding throughout each period:


                                                                PERIOD FROM
                                                                MAY 1, 2000
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 2000
                                                             -----------------

Net asset value, beginning of period .....................     $ 10.00
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................       (0.02)
 Net realized and change in unrealized gain or loss on
 investments..............................................       (4.10)
                                                               -------
   Total from investment operations ......................       (4.12)
                                                               -------
Net asset value, end of period ...........................     $  5.88
                                                               =======

Total return* ............................................      (41.20)%
Net assets, end of period (000's) ........................     $44,621
Ratio of net investment expenses to average net assets ...        1.15%(1)
Ratio of net investment income to average net assets .....       (0.61)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................        1.20%(1)
Portfolio turnover rate ..................................      150.01%



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.





    See Notes to Financial Statements.                                        45

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Value Opportunity VP and Aetna Technology VP, each a series of Aetna Variable Portfolios, Inc. (collectively the Capital Appreciation Portfolios), including the portfolios of investments as of December 31, 2000, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Capital Appreciation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Value Opportunity VP and Aetna Technology VP as of December 31, 2000, the results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.






Hartford, Connecticut
February 2, 2001

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2000
1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Growth                  5.80%
Small Company           3.41%
Value Opportunity       8.02%



In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:


                   ---------            ---------
Growth                      $2,581,287    $0.1066
International      4,189,075               1.0496
Value Opportunity  6,807,327               1.3076



International intends to elect to pass through the credit for taxes paid in foreign countries for the year ended December 31, 2000. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on December 31, 2000) are as follows:

                                                 DIVIDEND    FOREIGN TAX
COUNTRY                                          PER SHARE    PER SHARE
-------                                          ---------   -----------
Brazil                                            $0.0033      $0.0003
Canada                                             0.0016       0.0002
Denmark                                            0.0039       0.0006
Finland                                            0.0003       0.0001
France                                             0.0143
Germany                                            0.0050       0.0005
Ireland                                            0.0046
Italy                                              0.0021       0.0003
Japan                                              0.0144       0.0022
Netherlands                                        0.0116       0.0016
Sweden                                             0.0014       0.0003
Switzerland                                        0.0018       0.0003
United Kingdom                                     0.0188       0.0016


2. SHAREHOLDER MEETING

The shareholders of Aetna voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING. Consummation of the transaction resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of the Fund's investment advisory agreements. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Portfolio. The results of the shareholder meeting held on November 22, 2000, are as

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2000
follows:

A. ELECTION OF DIRECTORS
The following individuals were elected to serve as Directors of the Fund. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Fund.

                          NUMBER OF                % OF VOTES
                                             -------------------------
                        SHARES VOTING        CAST FOR        WITHHELD
                        ----------------     ----------     ----------
Albert E. DePrince Jr.
                        86,992,426.935       98.011%          1.989%
Maria T. Fighetti
                        86,992,426.935       98.001%          1.999%
J. Scott Fox
                        86,992,426.935       97.996%          2.004%
David L. Grove
                        86,992,426.935       97.804%          2.196%
John Y. Kim
                        86,992,426.935       97.971%          2.029%
Sidney Koch
                        86,992,426.935       97.907%          2.093%
Corine T. Norgaard
                        86,992,426.935       97.973%          2.027%
Richard G. Scheide
                        86,992,426.935       97.868%          2.132%



B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Shareholders of each Portfolio voted to approve a new investment advisory agreement (Agreement) between the Fund (on behalf of each Portfolio) and Aeltus, effective upon the close of the ING transaction. The Agreements contain no change in advisory fees payable to Aeltus.

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
Growth
                  18,278,236.286        93.810%           1.384%            4.806%
International
                   1,880,649.985        95.068%           0.595%            4.337%
Small Company
                  10,318,482.993        97.257%           0.910%            1.833%
Value Opportunity
                   4,478,431.993        90.037%           1.036%            8.927%
Technology
                   3,824,575.874        93.618%           0.423%            5.959%


C. APPROVAL OF SUBADVISORY AGREEMENT
Shareholders of Technology voted to approve a new Subadvisory Agreement between the Fund (on behalf of Technology), Aeltus and EAM containing no change in the subadvisory fee payable to EAM.

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
Technology
                   3,824,575.874       93.612%           0.383%            6.005%

D. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of the Portfolios of the Fund approved the selection of KPMG LLP as independent auditors for the year ending December 31, 2001.

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
KPMG LLP
                   86,992,426.935       96.027%           0.703%            3.270%

LOGO

                                    [GRAPH]

BALANCED FUND VP, INC.                                            Dec-90    Dec-91    Dec-92    Dec-93    Dec-94    Dec-95    Dec-96
Aetna Balanced Fund VP, Inc.                              50      10,000    11,838    12,594    13,841    13,793    17,549    20,211
Lehman Brothers Aggregate Bond Index                      50      10,000    11,600    12,458    13,673    13,274    15,726    16,296
S&P 500 Index                                             50      10,000    13,047    14,041    15,457    15,661    21,546    26,491
60% S&P 500/40% Lehman Brothers Aggregate Bond Index      50      10,000    12,477    13,424    14,765    14,716    19,081    21,938


BALANCED FUND VP, INC.                                      Dec-97    Dec-98    Dec-99    Dec-00
Aetna Balanced Fund VP, Inc.                                24,756    28,950    32,891    32,704
Lehman Brothers Aggregate Bond Index                        17,870    19,421    19,261    21,500
S&P 500 Index                                               35,328    45,424    54,978    49,966
60% S&P 500/40% Lehman Brothers Aggregate Bond Index        27,158    33,033    36,995    36,626

      Average Annual Total Returns
 for the year ended December 31, 2000*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   -0.56%        13.26%        12.58%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA BALANCED VP, INC.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a net loss of -0.56%, net of fund expenses, for the year ended December 31, 2000. For the same period the benchmark, Standard & Poor's (S&P) 500 Index(a) generated a net loss of -9.11%, while the composite index, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), generated a net loss of -1.00%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?


Equity: The S&P 500 Index lost 9.11%, the S&P MidCap 400 Index(c) returned 17.51% and the S&P SmallCap 600 Index(d) returned 11.80% during the period.

Large cap technology stocks had been taken to extreme valuations as measured by their price to earnings ratios in late 1999. In 2000, however, investors have become markedly less willing to support those high valuations due to concerns about whether the aggressive earnings growth rates assumed for the technology stocks can be realized given the adverse economic impact of the Federal Reserve's (Fed) restrictive monetary policy. In this less optimistic environment, extreme volatility and sharp corrections have marked the large cap market. Mid and small cap stocks did not reach the extreme valuations in 1999 seen in the large cap portion of the market. Thus they have benefited from their relative attractiveness as investors have reduced their allocations to large cap stocks.

The themes behind the difference in equity returns by market cap have also been responsible for the difference in equity

50 See Definition of Terms.

returns between growth and value stocks. (Growth stocks are those with a record of above-average earnings growth. Value stocks are those that appear undervalued in relation to the company's assets and earnings.) While growth stocks sharply outperformed value stocks in late 1999, value stocks significantly outperformed growth stocks in 2000. While growth stocks typically perform well during economic downturns as investors seek companies with reliable earnings, the extremely rich valuations placed on growth stocks in 1999 hampered their performance in 2000.

Fixed Income: We entered 2000 on the heels of a blistering 8.3% Gross Domestic Product (GDP) growth in the last three months of 1999. However, a series of rate increases by the Fed rate, 100 basis points in total, and stock market weakness contributed to a significantly weaker economy. (One basis point is equal to one hundredth of a percent, or 0.01%). Most recently, in the third quarter of 2000 the GDP growth was 2.2%, with expected growth of 2.7% in the fourth quarter.

Given the slower pace of growth, declining stock markets, and wavering consumer confidence, the Fed is expected to ease rates significantly in early 2001. Federal Funds Rate futures are pricing in at least 100 basis points of easing by mid-year. In 2000, interest rates declined across the yield curve as market expectation shifted from a tighter to a more accommodative Fed. For the year, yields from two to thirty years all declined by over 100 basis points. Reduced supply resulting from the government surplus also provided support to the Treasury market.

The dollar remained strong for much of the year, appreciating from 1.01 dollars per euro to 0.83, before weakening to finish the year at 0.94. Spreads in most sectors widened due to supply and credit concerns. In higher quality sectors, spreads widened as Treasuries traded at a premium based on the reduced supply. Within credit sectors, spreads widened dramatically due to credit concerns, increases in default rates, and tighter credit conditions. In general, the lower the credit quality, the worse the performance.

For the year, investment grade corporate bonds and high yield bonds underperformed duration-equivalent Treasuries. While the extent of the underperformance in other sectors pales in comparison, mortgage-backed securities underperformed by 69 basis points, largely due to prepayment concerns as yields declined, while collateralized mortgage backed securities (-35 basis points), agencies (-10 basis points), and asset backed securities (+40 basis points) showed mixed performance.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

Large Cap Stocks: The quantitative model used to manage this Portfolio provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to equity analyst's earnings estimates and price momentum were particularly effective in the first half of the period. In the latter half of the period the model's value factor -- the price/earnings factor -- performed well. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

The Portfolio's outperformance during the period was due to individual security selection, particularly in the communication services and technology sectors. Within communication services the Portfolio benefited from its underweights in AT&T and Worldcom. Within the technology sector, the Portfolio benefited from its underweight in Lucent and overweights in Nortel and Texas Instruments. The Portfolio was hurt by its overweights in Intel, QUALCOMM and Microsoft.

Mid and Small Cap Stocks: Portfolio performance was helped by the model's security selection in the technology sector with overweights in Siebel Systems, Intuit and VERITAS Software. The Portfolio was hurt by its overweight in 3Com, Comdisco and Legato Systems. As the period progressed, based on our model's individual ranking of each stock in the S&P MidCap 400 Index and the S&P SmallCap 600 Index, the Portfolio's weightings in consumer cyclicals and technology were reduced in favor of increased positions in health care and utilities.

We subsequently changed the model for the second half of the year. The changes to the model helped the Portfolio significantly outperform in the second half of the year. The changes to the model relating to change in shares outstanding and price to free cash flow were particularly effective.

The Portfolio's outperformance during the second half of the year was also due to individual security selection, particularly in
                                                               See Definition of

Terms.                                                                     51
the health care and consumer cyclical sectors. Within health care the portfolio benefited from its overweights in Vertex Pharmaceuticals Inc., Protein Design Labs Inc. and Universal Health Services. Within the consumer cyclical sector, the Portfolio benefited from its overweights in Timberland and NVR Inc. The Portfolio was hurt by its underweight in IDEC Pharmaceuticals Inc.

Fixed Income: Asset allocation, specifically an underweight position in credit sectors, was a positive contributor to performance. Our main investment theme for the year was the continued deterioration in credit quality, and this came to fruition. However, security selection within lower quality corporate bonds, specifically telecommunication bonds, had a negative impact on performance. Security selection within our Treasury holdings also negatively impacted performance. Our duration posture also had a negative impact on performance, as our expectation that rates would increase due to Fed tightening was not realized as a result of supply considerations and a weaker economy.


WHAT IS YOUR OUTLOOK GOING FORWARD?


Equity: Recent equity market performance has reduced the significant valuation gap that existed between the very high P/E's in the technology sector and the rest of the market. This has diminished a large risk facing the market. The other significant macroeconomic risk facing equity markets, the risk of a severe economic downturn, also appears to have been mitigated by the Fed success in slowing the economy to a sustainable growth rate. In fact it now appears the Fed is likely to lower interest rates in 2001. Thus the overall outlook for equities has become more positive as we enter the new year.

Fixed Income: While we believe that credit quality could continue to deteriorate, our valuation measures indicate that much of this is already priced into the market. Based on this, we expect to overweight corporate sectors early in 2001. Investment grade corporate bonds are most attractive from a risk/reward standpoint, while selective high yield issues also look attractive at current levels. We expect to remain short duration. We believe the current low level of yields has been driven by technical factors that could reverse quickly, and we also believe from a fundamental standpoint that this level of rates underestimates current inflation risk. Based on our rate view and valuation measures, we also favor an overweight in mortgage-backed securities versus agencies.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         2.8%        2.3%          0.5%
Capital Goods                          10.0%        8.7%          1.3%
Communication Services                  3.7%        5.9%       (2.2)%
Consumer Cyclicals                      7.1%        8.0%       (0.9)%
Consumer Staples                        9.6%       10.9%       (1.3)%
Energy                                  7.2%        6.2%          1.0%
Financials                             17.4%       17.3%          0.1%
Health Care                            15.5%       13.0%          2.5%
Technology                             21.6%       23.5%       (1.9)%
Transportation                          0.9%        0.7%          0.2%
Utilities                               4.2%        3.5%          0.7%


52 See Definition of Terms.

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               2.1%
Exxon Mobil Corp.                  1.6%
Pfizer, Inc.                       1.6%
Cisco Systems, Inc.                1.2%
Citigroup Inc.                     1.0%



                                                            % OF NET
TOP FIVE INCOME HOLDINGS                                     ASSETS
U.S. Treasury Note, 5.50%, 07/31/01                           2.8%
French Treasury Note, 5.50%, 04/25/10                         1.7%
Government National Mortgage Association, 7.50%, 12/15/23     1.6%
U.S. Treasury Bond, 6.13%, 08/15/29                           1.2%
Federal National Mortgage Association, 7.00%, 01/25/30        1.1%


The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.
                                                               See Definition of

Terms.                                                                     53

LOGO

                                    [GRAPH]

GROWTH AND INCOME VP                       Dec-90      Dec-91      Dec-92     Dec-93     Dec-94     Dec-95     Dec-96     Dec-97
Aetna Growth and Income VP       54        10,000      12,641      13,488     14,379     14,259     18,857     23,470     30,485
S&P 500 Index                    54        10,000      13,047      14,041     15,457     15,661     21,546     26,491     35,328


GROWTH AND INCOME VP             Dec-98     Dec-99    Dec-00
Aetna Growth and Income VP       34,902     40,978    36,485
S&P 500 Index                    45,424     54,978    49,966

      Average Annual Total Returns
 for the year ended December 31, 2000*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
  -10.97%        14.11%        13.82%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA GROWTH AND INCOME VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a net loss of -10.97%, net of fund expenses, for the year ended December 31, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(a), generated a net loss of -9.11% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The rapid economic growth seen during 1999 slowed over the course of 2000 due primarily to six Federal Open Market Committee interest rate increases, which raised the Federal Funds rate to 6.50%. The economy started to show signs of slowing in May 2000 and by year-end, expectations for fourth quarter Gross Domestic Product growth were approximately 2%, down from a high of 5.6% in the second quarter. Weakening manufacturing activity, employment numbers and consumer sentiment all supported the slower growth. The NAPM (National Association of Purchasing Management, Inc.) Index(e) fell to 43.7 in December, the weakest reading since February 1991. In the labor markets, unemployment claims rose to 375,000 by year-end, up nearly 40% since the spring. Consumer confidence as measured by the University of Michigan was down to 98.4, a two-year low.

Although volatility plagued the equity markets during both 1999 and 2000, negative returns were the rule rather than the exception on major indices this year. The Russell 1000 Growth Index(f), the S&P 500 Index, and the NASDAQ Composite Index(g), were down 22.42%, 9.11%, and 39.29%, respectively. In addition, S&P multiples began to contract and S&P earnings began to decelerate from a 13% growth rate in 2000 to expectations of 4-5% growth in 2001.


54 See Definition of Terms.

ASSET ALLOCATION:                    ECONOMIC EXPOSURE*
ASSET CLASS              12/31/00 12/31/99
Large Cap Stocks                              77.4%            84.2%
Mid Cap Stocks                                10.9%             2.2%
Small Cap Stocks                               4.5%             1.5%
International Stocks                           2.4%             5.7%
International Bonds                              --             0.1%
Real Estate Stocks                             0.2%             1.5%
Convertible Securities                           --             0.4%
Special Situations**                             --             1.6%
Cash Equivalents                               4.6%             2.8%
                        -----------------------------------  -------
                                             100.0%           100.0%
                        ===================================  =======


* Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

The Portfolio experienced disappointing performance in the consumer staples and energy sectors during the past six months. In consumer staples, the Portfolio's performance was penalized by an underweight position in a sector that outperformed the market during the year. Within the sector, performance was further affected by an underweight position in Procter & Gamble, which performed well after suffering an earnings shortfall in the first quarter. In addition, AT&T Liberty Media Group was down over 52% for the year. In the energy sector the Portfolio's holdings in the oil service industry had a negative impact on performance during the fourth quarter due to falling crude prices and concerns about the demand for oil as the economy slowed.

On the positive side, the Portfolio performed relatively well in the technology and healthcare sectors. An overweight position in technology hurt performance, but that was more than offset by stock selection. The Portfolio's underweight positions in Lucent Technologies and Microsoft were the biggest contributors in technology as these stocks significantly underperformed the market during the year. The healthcare sector outperformed the market this year and the Portfolio benefited from a modest overweight position. In this sector the best performance came from Quest Diagnostics, Genzyme General and Trigon Healthcare which were up 365%, 100% and 164% respectively.

WHAT IS YOUR OUTLOOK GOING FORWARD?

During the year 2000, investor's economic expectations moved from hopes of a soft landing, to the realities of a harder landing, to fears of a 2001 recession. As we enter 2001, the economy has slowed to a more sustainable rate of growth, oil prices have declined, inflation remains tame and labor markets, while softening, are still at a reasonable 4% unemployment rate. Equity valuations have moderated, the presidential race has been resolved and the Federal Reserve has moved into an easing mode, reversing an 18-month tightening bias. The risk of continued earnings disappointments and the magnitude and speed of the impact of changing monetary and fiscal policies will most likely sustain financial market volatility during the first part of 2001. However, both monetary and fiscal policies are now poised to mitigate the likelihood of a recession. The focus of our Portfolio remains unchanged, to own stocks with the strongest business fundamentals.

                                                               See Definition of

Terms.                                                                     55

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         0.7%        2.3%       (1.6)%
Capital Goods                           8.7%        8.7%           --
Communication Services                  3.6%        5.9%       (2.3)%
Consumer Cyclicals                      4.4%        8.0%       (3.6)%
Consumer Staples                        6.9%       10.9%       (4.0)%
Energy                                  5.0%        6.2%       (1.2)%
Financials                             20.3%       17.3%          3.0%
Health Care                            21.8%       13.0%          8.8%
Technology                             21.4%       23.5%       (2.1)%
Transportation                          0.5%        0.7%       (0.2)%
Utilities                               6.7%        3.5%          3.2%


                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                4.1%
Citigroup Inc.                      3.5%
Pfizer, Inc.                        3.0%
Cisco Systems, Inc.                 2.4%
Merck & Co., Inc.                   2.1%

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

56 See Definition of Terms.

DEFINITION OF TERMS

(a)
  The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
  Russell Company.
(b)The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index,
  Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(c)The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell
  Company.
(d)
  The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell
  Company.
(e)The National Asscoiation of Purchasing Management, Inc. (NAPM) is a communication with more than 47,000 purchasing and supply management professionals.
(f)
  The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(g)NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The unmanaged indices described above are not available for individual investment.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BALANCED


                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
COMMON STOCKS (60.6%)
AEROSPACE/DEFENSE (0.8%)
Alliant Techsystems Inc. + ........        35,550              2,372,962
Boeing Co. ........................       102,300              6,751,800
General Dynamics Corp. ............        22,700              1,770,600
Goodrich (B.F.) Co. ...............         7,000                254,625
Lockheed Martin Corp. .............        49,100              1,666,945
Northrop Grumman Corp. ............         7,400                614,200
                                                              13,431,132
                                                         -----------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ........        50,316                754,740
Delta and Pine Land Co. ...........        33,700                705,594
                                                               1,460,334
                                                         -----------------
AIR FREIGHT (0.2%)
CNF Transportation, Inc. ..........        57,600              1,947,600
FedEx Corp. + .....................        21,740                868,730
                                                               2,816,330
                                                         -----------------
AIRLINES (0.3%)
America West Holdings Corp. + .....       169,300              2,169,156
AMR Corp. + .......................        10,500                411,469
Delta Air Lines, Inc. .............        14,200                712,663
Southwest Airlines Co. ............        43,800              1,468,614
                                                               4,761,902
                                                         -----------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ...............        16,700                570,931
Alcoa Inc. ........................        68,912              2,308,552
                                                               2,879,483
                                                         -----------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ..........         8,200                 87,125
Dana Corp. ........................        11,200                171,500
Delphi Automotive Systems Corp. ...        58,500                658,125
Genuine Parts Co. .................        18,700                489,706
Snap-On, Inc. .....................         8,500                236,938
TRW, Inc. .........................         8,900                344,875
Visteon Corp. .....................        10,736                123,464
                                                               2,111,733
                                                         -----------------
AUTOMOBILES (0.4%)
Ford Motor Co. ....................       158,900              3,724,219
General Motors Corp. + ............        65,100              3,316,031
                                                               7,040,250
                                                         -----------------
BANKS - MAJOR REGIONAL (2.0%)
Bank of New York Co., Inc. ........        61,600              3,399,550
Bank One Corp. ....................        81,400              2,981,275
BB&T Corp. ........................        27,600              1,029,825
Comerica, Inc. ....................        10,800                641,250
Fifth Third Bancorp ...............        32,100              1,917,975
Firstar Corp. .....................        64,400              1,497,300
Fleet Boston Financial Corp. ......        63,600              2,388,975
KeyCorp ...........................        28,900                809,200
Mellon Financial Corp. ............        36,700              1,805,181
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
BANKS - MAJOR REGIONAL (CONTINUED)
National City Corp. ...............        40,800              1,173,000
Northern Trust Corp. ..............        16,700              1,362,094
Old Kent Financial Corp. ..........         4,935                215,906
PNC Financial Services Group ......        24,800              1,811,950
Regions Financial Corp. ...........         7,700                210,306
SouthTrust Corp. ..................         5,900                240,056
State Street Corp. ................        14,200              1,763,782
Summit Bancorp ....................        17,700                675,919
Suntrust Banks, Inc. ..............        25,700              1,619,100
Synovus Financial Corp. ...........        21,500                579,156
U.S. Bancorp ......................        50,100              1,462,294
Union Planters Corp. ..............         9,500                339,625
Wachovia Corp. ....................        13,600                790,500
Wells Fargo & Co. .................       116,000              6,459,750
                                                              35,173,969
                                                         -----------------
BANKS - MONEY CENTER (0.8%)
Bank of America Corp. .............       115,300              5,289,387
Chase Manhattan Corp. (The) .......       101,100              4,593,731
First Union Corp. .................        66,200              1,841,188
J.P. Morgan & Co. .................        12,400              2,052,200
                                                              13,776,506
                                                         -----------------
BANKS - REGIONAL (0.3%)
Banknorth Group, Inc. .............       121,000              2,412,437
East West Bancorp, Inc. ...........       123,700              3,084,769
                                                               5,497,206
                                                         -----------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co., Inc. ..........        71,000              3,230,500
Brown-Forman Corp. + ..............         2,800                186,200
Coors (Adolph) Co. ................         5,000                401,563
                                                               3,818,263
                                                         -----------------
BEVERAGES - NON-ALCOHOLIC (0.3%)
Coca-Cola Co. (The) ...............        95,200              5,801,250
Coca-Cola Enterprises Inc. ........        14,700                279,300
                                                               6,080,550
                                                         -----------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. + .....................        77,400              4,948,762
Array Biopharma Inc. ..............       123,000              1,099,313
Biogen, Inc. + ....................        10,100                606,631
Cambridge Antibody
 Technology Group Plc + ...........        20,400              1,154,947
Chiron Corp. + ....................        13,800                614,100
Enzon, Inc. + .....................        22,200              1,377,788
Immunomedics, Inc. + ..............       134,800              2,898,200
Invitrogen Corp. + ................        47,700              4,120,087
MedImmune, Inc. + .................        21,800              1,039,588
NPS Pharmaceuticals, Inc. + .......        39,800              1,910,400
                                                              19,769,816
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE (0.3%)
Citadel Communications Corp. + ....       201,300              2,415,600
Clear Channel Communications, Inc.
 +.................................        22,000              1,065,625

58 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
BROADCASTING - TV, RADIO & CABLE (CONTINUED)
Comcast Corp. - Class A Special + .        66,200              2,763,850
                                                               6,245,075
                                                         -----------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. ..        17,500                717,500
Dow Chemical Co. ..................        26,000                952,250
Du Pont (E.I.) de Nemours .........        71,400              3,449,512
Eastman Chemical Co. ..............         6,000                292,500
Praxair, Inc. .....................        11,100                492,563
Rohm & Haas Co. ...................        16,100                584,631
Union Carbide Corp. ...............         9,500                511,219
                                                               7,000,175
                                                         -----------------
CHEMICALS - DIVERSIFIED (0.1%)
Engelhard Corp. ...................        10,600                215,975
FMC Corp. + .......................         3,900                279,581
Olin Corp. ........................        55,800              1,234,575
                                                               1,730,131
                                                         -----------------
CHEMICALS - SPECIALITY (0.4%)
Cambrex Corp. .....................        70,400              3,185,600
Ecolab, Inc. ......................        13,400                578,712
Great Lakes Chemical Corp. ........         3,800                141,313
International Flavors & Fragrances,
 Inc...............................         4,300                 87,344
Millennium Chemicals, Inc. ........       176,200              3,193,625
Sigma-Aldrich Corp. ...............        10,100                397,056
                                                               7,583,650
                                                         -----------------
COMMUNICATIONS EQUIPMENT (1.2%)
ADC Telecommunications, Inc. + ....        80,000              1,450,000
CommScope, Inc. + .................        73,300              1,214,031
Comverse Technology, Inc. + .......        12,200              1,325,225
Corning, Inc. .....................        67,900              3,585,969
Nortel Networks Corp. .............       235,400              7,547,512
QUALCOMM Inc. + ...................        56,400              4,635,375
Scientific-Atlanta, Inc. ..........        17,600                573,100
Tellabs, Inc. + ...................        15,400                870,100
                                                              21,201,312
                                                         -----------------
COMPUTERS - HARDWARE (1.8%)
Apple Computer, Inc. + ............        23,400                348,075
Compaq Computer Corp. .............       119,600              1,799,980
Dell Computer Corp. + .............       200,900              3,503,194
Electronics for Imaging, Inc. + ...        97,400              1,357,512
Gateway, Inc. + ...................        22,400                402,976
Hewlett-Packard Co. ...............        73,900              2,332,469
International Business Machines
 Corp..............................       135,200             11,492,000
NCR Corp. + .......................         7,400                363,525
Palm, Inc. + ......................        42,300              1,197,619
Sun Microsystems, Inc. + ..........       326,300              9,095,612
                                                              31,892,962
                                                         -----------------
COMPUTERS - NETWORKING (1.5%)
Avaya Inc. + ......................        21,000                216,562
Avocent Corp. + ...................       109,800              2,964,600
Cabletron Systems, Inc. + .........        12,700                191,294
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
COMPUTERS - NETWORKING (CONTINUED)
Cisco Systems, Inc. + .............       543,200             20,777,400
Network Appliance, Inc. + .........        31,700              2,036,230
                                                              26,186,086
                                                         -----------------
COMPUTERS - PERIPHERALS (1.0%)
EMC Corp. + .......................       211,500             14,064,750
Lexmark International Group, Inc. +         5,000                221,563
Oak Technology, Inc. + ............       164,700              1,430,831
Xircom, Inc. + ....................       128,600              1,993,300
                                                              17,710,444
                                                         -----------------
COMPUTERS SOFTWARE/SERVICES (3.6%)
Adobe Systems, Inc. ...............        26,000              1,512,875
America Online, Inc. + ............        87,500              3,045,000
BMC Software, Inc. + ..............        18,400                257,600
BroadVision, Inc. + ...............        20,100                237,431
Citrix Systems, Inc. + ............        13,600                306,000
Computer Associates International,
 Inc...............................        44,300                863,850
Dendrite International, Inc. + ....       127,200              2,846,100
Digex, Inc ........................        91,200              2,052,000
Entrust Technologies, Inc. + ......       132,600              1,723,800
InfoSpace.com, Inc. + .............       108,922                963,279
IntraNet Solutions, Inc. ..........        41,700              2,126,700
Intuit Inc. + .....................        15,400                607,338
Mercury Interactive Corp. + .......         8,000                722,000
Microsoft Corp. + .................       412,400             17,887,850
Novell, Inc. + ....................        24,000                125,250
Oracle Corp. + ....................       542,900             15,778,031
PeopleSoft, Inc. + ................        26,700                992,906
Pharmacopeia, Inc. + ..............       142,900              3,117,006
Siebel Systems, Inc. + ............        49,500              3,347,438
Symantec Corp. + ..................        59,100              1,972,463
Unisys Corp. + ....................        22,600                330,525
VERITAS Software Corp. + ..........        31,000              2,712,500
Yahoo! Inc. + .....................        20,500                618,523
                                                              64,146,465
                                                         -----------------
CONSTRUCTION (0.1%)
Texas Industries, Inc. ............        71,600              2,148,000
Vulcan Materials Co. ..............         7,600                363,850
                                                               2,511,850
                                                         -----------------
CONSUMER FINANCE (0.6%)
Capital One Financial Corp. .......        14,700                967,444
Countrywide Credit Industries, Inc.        11,800                592,950
Household International, Inc. .....        40,900              2,249,500
MBNA Corp. ........................        73,600              2,718,600
Metris Companies, Inc. ............        83,350              2,193,147
Providian Financial Corp. .........        32,900              1,891,750
                                                              10,613,391
                                                         -----------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. ...................         5,500                184,594
Pactiv Corp. + ....................        11,900                147,263

    See Notes to Portfolio of Investments.                                    59


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BALANCED (CONTINUED)

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
CONTAINERS/PACKAGING - PAPER (CONTINUED)
Temple-Inland Inc. ................         4,300                230,587
                                                                 562,444
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (0.3%)
Cardinal Health, Inc. .............        21,200              2,112,050
McKesson HBOC, Inc. ...............        19,600                703,444
SUPERVALU, Inc. ...................         9,900                137,363
Sysco Corp. .......................        50,400              1,512,000
                                                               4,464,857
                                                         -----------------
ELECTRIC COMPANIES (1.5%)
Alliant Energy Corp. ..............        71,800              2,288,625
Ameren Corp. ......................        10,600                490,913
American Electric Power Co., Inc. .        23,900              1,111,350
Cinergy Corp. .....................        12,100                425,013
CMS Energy Corp. ..................         7,700                243,994
Consolidated Edison, Inc. .........        24,300                935,550
Constellation Energy Group ........        15,300                689,456
Dominion Resources, Inc. ..........        22,558              1,511,386
DTE Energy Co. ....................        21,500                837,156
Duke Energy Corp. .................        42,400              3,614,600
Edison International Inc. .........        30,200                471,875
Entergy Corp. .....................        25,000              1,057,812
Exelon Corp. ......................        36,700              2,576,707
FirstEnergy Corp. .................        15,000                473,438
FPL Group, Inc. ...................        16,900              1,212,575
Independent Energy Holdings Plc + .       203,800                  4,076
Niagara Mohawk Holdings Inc. + ....        12,400                206,925
PG&E Corp. ........................        44,500                890,000
Pinnacle West Capital Corp. .......         7,300                347,663
PPL Corp. .........................         9,500                429,281
Progress Energy, Inc. .............        15,000                737,812
Public Service Enterprise Group,
 Inc...............................        23,100              1,123,237
Reliant Energy Inc. ...............        29,600              1,282,050
Southern Co. ......................        45,900              1,526,175
TXU Corp. .........................        24,000              1,063,500
Xcel Energy, Inc. .................        28,200                819,562
                                                              26,370,731
                                                         -----------------
ELECTRICAL EQUIPMENT (3.1%)
ACT Manufacturing, Inc. + .........        78,100              1,230,075
American Power Conversion Corp. + .        12,700                157,163
C&D Technologies, Inc. ............        64,600              2,789,913
Catalytica Energy Systems .........        42,065                725,618
Cooper Industries, Inc. ...........        11,300                519,094
Emerson Electric Co. ..............        37,800              2,979,112
General Electric Co. ..............       766,200             36,729,712
Littlefuse, Inc. + ................        76,400              2,186,950
Molex, Inc. .......................         7,500                266,250
Power-One, Inc. + .................         7,800                306,638
Rockwell International Corp. ......        16,200                771,525
Sanmina Corp. + ...................        15,200              1,164,700
Sensormatic Electronics Corp. + ...       125,600              2,519,850
Symbol Technologies, Inc. .........         5,600                201,600
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
ELECTRICAL EQUIPMENT (CONTINUED)
Thomas & Betts Corp. ..............         5,500                 89,031
Three-Five Systems, Inc. + ........       127,700              2,298,600
                                                              54,935,831
                                                         -----------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. .............         7,100                259,150
                                                         -----------------
ELECTRONICS - DEFENSE (0.2%)
Mercury Computer Systems, Inc. + ..        76,200              3,538,537
Raytheon Co. - Class B.............        17,000                528,063
                                                               4,066,600
                                                         -----------------
ELECTRONICS - INSTRUMENTS (0.2%)
Agilent Technologies, Inc. ........        35,000              1,916,250
Alpha Industries, Inc. + ..........        29,400              1,087,800
PerkinElmer, Inc. .................         5,200                546,000
Tektronix, Inc. ...................         9,800                330,138
                                                               3,880,188
                                                         -----------------
ELECTRONICS - SEMICONDUCTORS (2.3%)
Adaptec, Inc. + ...................        12,300                126,075
Advanced Micro Devices, Inc. + ....        33,000                455,813
Altera Corp. + ....................        39,400              1,036,712
Analog Devices, Inc. + ............        41,100              2,103,806
Broadcom Corp. - Class A + ........        15,100              1,268,400
Conexant Systems, Inc. + ..........        14,400                221,400
Cree, Inc. + ......................        89,000              3,162,281
Intel Corp. .......................       522,200             15,698,637
JDS Uniphase Corp. + ..............        71,900              2,997,331
Linear Technology Corp. ...........        33,400              1,544,750
LSI Logic Corp. + .................        20,300                346,927
Maxim Integrated Products, Inc. + .        28,800              1,377,000
Micron Technology, Inc. + .........        43,100              1,530,050
National Semiconductor Corp. + ....        16,900                340,113
QLogic Corp. + ....................         6,800                523,600
REMEC, Inc. + .....................        79,800                768,075
Texas Instruments, Inc. ...........       134,400              6,367,200
Vitesse Semiconductor Corp. + .....        13,500                746,719
Xilinx, Inc. + ....................        12,700                585,788
                                                              41,200,677
                                                         -----------------
ENGINEERING & CONSTRUCTION (0.3%)
Dycom Industries, Inc. + ..........        39,000              1,401,562
Fluor Corp. .......................         5,800                191,763
Jacobs Engineering Group, Inc. + ..        71,300              3,293,169
                                                               4,886,494
                                                         -----------------
ENTERTAINMENT (0.8%)
Time Warner, Inc. .................        93,100              4,863,544
Viacom, Inc. - Class B + ..........       103,900              4,857,325
Walt Disney Co. (The) + ...........       160,000              4,630,000
                                                              14,350,869
                                                         -----------------
EQUIPMENT - SEMICONDUCTORS (0.6%)
Applied Materials, Inc. + .........        57,100              2,180,506
Asyst Technologies, Inc. ..........       163,700              2,199,719
EMCORE Corp. + ....................        42,700              2,006,900

60 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
EQUIPMENT - SEMICONDUCTORS (CONTINUED)
KLA-Tencor Corp. + ................        16,000                539,000
Novellus Systems, Inc. + ..........        13,100                470,781
Teradyne, Inc. + ..................        18,300                681,675
Veeco Instruments Inc. + ..........        60,600              2,431,575
                                                              10,510,156
                                                         -----------------
FINANCIAL - DIVERSIFIED (2.4%)
Ambac Financial Group, Inc. .......        12,300                717,244
American Express Co. ..............       117,300              6,444,168
CIT Group, Inc. (The) .............        18,400                370,300
Citigroup Inc. ....................       353,716             18,061,623
Fannie Mae ........................        78,300              6,792,525
Freddie Mac .......................        80,800              5,565,100
Moody's Corp. .....................        11,200                287,700
Mutual Risk Management Ltd. .......       211,700              3,215,194
USA Education Inc. ................        15,000              1,020,000
                                                              42,473,854
                                                         -----------------
FOODS (1.6%)
Campbell Soup Co. .................        29,100              1,007,588
ConAgra Foods, Inc. ...............        41,700              1,084,200
Dean Foods Co. ....................        98,100              3,010,444
General Mills, Inc. ...............        19,700                877,881
Heinz (H.J.) Co. ..................        27,000              1,280,813
Hershey Foods Corp. ...............         7,400                476,375
Kellogg Co. .......................        28,000                735,000
PepsiCo, Inc. .....................       128,500              6,368,781
Quaker Oats Co. ...................         9,800                954,275
Ralston Purina Group ..............        26,400                689,700
Sara Lee Corp. ....................        63,400              1,557,262
Sensient Technologies, Corp. ......       124,300              2,827,825
Smithfields Foods, Inc. + .........        56,100              1,705,440
Suiza Foods Corp. + ...............        60,100              2,884,800
Unilever NV .......................        39,500              2,486,031
Wrigley (Wm.) Jr. Co. + ...........         9,300                891,056
                                                              28,837,471
                                                         -----------------
FOOTWEAR (0.2%)
NIKE, Inc. - Class B ..............        14,600                814,863
Reebok International Ltd. + .......       115,000              3,144,100
                                                               3,958,963
                                                         -----------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ....         9,800                258,475
                                                         -----------------
GOLD/PRECIOUS METALS MINING (0.0%)
Newmont Mining Corp. ..............        11,800                201,338
                                                         -----------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ..............         4,900                192,325
Stanley Works (The) ...............         6,100                190,244
                                                                 382,569
                                                         -----------------
HEALTH CARE - DRUGS (0.4%)
Alpharma Inc. - Class A ...........        71,800              3,150,225
Alza Corp. + ......................        15,800                671,500
Medicis Pharmaceutical Corp. + ....        35,900              2,122,587
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
HEALTH CARE - DRUGS (CONTINUED)
Watson Pharmaceuticals, Inc. + ....         7,000                358,313
                                                               6,302,625
                                                         -----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (4.1%)
Allergan, Inc. ....................        12,500              1,210,156
Eli Lilly & Co. ...................        86,700              8,068,519
Forest Laboratories, Inc. + .......        10,000              1,328,750
Genelabs Technologies, Inc. + .....        60,100                246,034
Guilford Pharmaceuticals Inc. + ...        97,800              1,760,400
ImmunoGen, Inc. ...................        54,900              1,176,919
Keryx Biopharmaceuticals, Inc. + ..        46,600                471,825
King Pharmaceuticals, Inc. + ......        19,400              1,002,738
Merck & Co., Inc. .................       178,300             16,693,337
Pfizer, Inc. ......................       609,800             28,050,800
Pharmacia Corp. ...................        99,000              6,039,000
Schering-Plough Corp. .............       111,000              6,299,250
                                                              72,347,728
                                                         -----------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.2%)
HCA - The Healthcare Co. ..........        36,700              1,615,167
Tenet Healthcare Corp. + ..........        32,700              1,453,106
                                                               3,068,273
                                                         -----------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. ..................         7,200                148,500
                                                         -----------------
HEALTH CARE - MANAGED CARE (0.4%)
Health Net Inc. ...................       123,700              3,239,394
Humana, Inc. + ....................        14,800                225,700
UnitedHealth Group Inc. ...........        38,000              2,332,250
Wellpoint Health Networks, Inc. + .         5,000                576,250
                                                               6,373,594
                                                         -----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.8%)
Applera Corp-Applied Biosystem
 Group.............................        21,700              2,041,156
Bard (C.R.) Inc. ..................         3,600                167,625
Bausch & Lomb, Inc. ...............         6,500                262,844
Baxter International, Inc. ........        22,400              1,978,200
Becton, Dickinson & Co. ...........        18,000                623,250
Biomet, Inc. ......................        15,700                623,094
Boston Scientific Corp. + .........        28,100                384,619
Guidant Corp. + ...................        23,500              1,267,531
Medtronic, Inc. + .................        92,100              5,560,537
St. Jude Medical, Inc. + ..........         5,800                356,338
Stryker Corp. .....................        18,400                930,856
                                                              14,196,050
                                                         -----------------
HEALTH CARE - SPECIAL SERVICES (0.3%)
HEALTHSOUTH Corp. + ...............        26,600                433,913
Renal Care Group, Inc. + ..........       161,700              4,434,117
                                                               4,868,030
                                                         -----------------
HEALTH CARE DIVERSIFIED (1.9%)
Abbott Laboratories ...............       118,700              5,749,531
American Home Products Corp. ......       100,600              6,393,130
Bristol-Myers Squibb Co. ..........       150,100             11,098,019

    See Notes to Portfolio of Investments.                                    61


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BALANCED (CONTINUED)

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
HEALTH CARE DIVERSIFIED (CONTINUED)
Johnson & Johnson .................       106,700             11,210,169
                                                              34,450,849
                                                         -----------------
HOMEBUILDING (0.0%)
Centex Corp. ......................         6,200                232,888
                                                         -----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
Ethan Allen Interiors, Inc. .......        96,000              3,216,000
Leggett & Platt, Inc. .............        15,000                284,063
Maytag Corp. ......................        10,400                336,050
Whirlpool Corp. ...................         7,400                352,887
                                                               4,189,000
                                                         -----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.6%)
Clorox Co. ........................        16,200                575,100
Colgate-Palmolive Co. .............        43,800              2,827,290
Kimberly-Clark Corp. ..............        39,400              2,785,186
Procter & Gamble Co. ..............        49,500              3,882,656
                                                              10,070,232
                                                         -----------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. ..............        16,800                504,000
Newell Rubbermaid Inc. ............        10,000                227,500
                                                                 731,500
                                                         -----------------
INSURANCE - LIFE/HEALTH (0.7%)
AFLAC, Inc. .......................        30,800              2,223,375
American General Corp. ............        20,200              1,646,300
Jefferson-Pilot Corp. .............         7,600                568,100
Lincoln National Corp. ............        16,800                794,850
MetLife, Inc. + ...................        58,600              2,051,000
Nationwide Financial Services, Inc.        44,200              2,099,500
Torchmark Corp. ...................        53,900              2,071,781
UnumProvident Corp. ...............        16,600                446,125
                                                              11,901,031
                                                         -----------------
INSURANCE - MULTI-LINE (1.3%)
American International Group, Inc.        179,700             17,711,681
CIGNA Corp. .......................        16,000              2,116,800
Hartford Financial Services Group,
 Inc...............................        25,500              1,800,937
Loews Corp. .......................         9,500                983,844
                                                              22,613,262
                                                         -----------------
INSURANCE - PROPERTY/CASUALTY (1.0%)
Allstate Corp. (The) ..............        70,200              3,058,087
Chubb Corp. .......................        15,400              1,332,100
Cincinnati Financial Corp. ........        11,400                451,013
HCC Insurance Holdings, Inc. ......        62,500              1,683,594
Horace Mann Educators Corp. .......       146,900              3,139,987
MBIA, Inc. ........................         9,500                704,187
MGIC Investment Corp. .............         9,700                654,144
Progressive Corp. .................         5,100                528,488
Radian Group Inc. .................        39,100              2,934,944
SAFECO Corp. ......................        61,000              2,005,375
St. Paul Co., Inc. ................        15,000                814,687
                                                              17,306,606
                                                         -----------------
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
INSURANCE BROKERS (0.4%)
Aon Corp. .........................        17,100                585,675
Gallagher (Arthur J.) & Co. .......        69,000              4,390,125
Marsh & McLennan Co., Inc. ........        23,400              2,737,800
                                                               7,713,600
                                                         -----------------
INVESTMENT BANKING/BROKERAGE (0.3%)
Bear Stearns Co., Inc. (The) ......         7,400                375,088
Charles Schwab Corp. ..............        52,100              1,478,337
Lehman Brothers Holdings Inc. .....        26,800              1,812,350
Merrill Lynch & Co., Inc. .........        30,100              2,052,444
                                                               5,718,219
                                                         -----------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ..........        16,100                613,410
Price (T. Rowe) Associates, Inc. ..         9,100                384,617
Stilwell Financial, Inc. ..........        21,000                828,187
                                                               1,826,214
                                                         -----------------
LEISURE TIME - PRODUCTS (0.2%)
Brunswick Corp. ...................         5,800                 95,338
Harley-Davidson, Inc. .............        28,500              1,132,875
Hasbro, Inc. ......................        12,100                128,562
Mattel, Inc. ......................        32,100                463,524
Six Flags, Inc. + .................       114,300              1,964,531
                                                               3,784,830
                                                         -----------------
LODGING - HOTELS (0.1%)
Carnival Corp. ....................        20,900                643,981
Hilton Hotels Corp. ...............        26,000                273,000
Marriott International, Inc. ......        16,900                714,025
                                                               1,631,006
                                                         -----------------
MACHINERY - DIVERSIFIED (0.3%)
Caterpillar, Inc. .................        24,100              1,140,231
Deere & Co. .......................        19,300                884,181
Dover Corp. .......................        18,400                746,350
Ingersoll-Rand Co. ................        12,000                502,500
Tecumseh Products Co. - Class A ...        42,400              1,778,150
                                                               5,051,412
                                                         -----------------
MANUFACTURING - DIVERSIFIED (1.2%)
Crane Co. .........................         9,000                255,938
Danaher Corp. .....................        10,000                683,750
Eaton Corp. .......................         6,700                503,756
Honeywell International Inc. ......        60,600              2,867,137
Illinois Tool Works, Inc. .........        24,400              1,453,325
ITT Industries, Inc. ..............        12,100                468,875
Johnson Controls, Inc. ............         6,000                312,000
Minnesota Mining and
 Manufacturing Co. (3M) ...........        31,900              3,843,950
Parker-Hannifin Corp. .............         9,200                405,950
PPG Industries Inc. ...............        14,300                662,269
Textron, Inc. .....................        13,600                632,400
Thermo Electron Corp. + ...........        12,000                357,000
Tyco International Ltd. ...........       169,600              9,412,776
                                                              21,859,126
                                                         -----------------

62 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
MANUFACTURING - SPECIALIZED (0.3%)
Avery Dennison Corp. ..............        12,100                663,988
Millipore Corp. ...................         3,300                207,900
Pall Corp. ........................        10,100                215,256
Sealed Air Corp. + ................         6,400                195,200
United Technologies Corp. .........        40,500              3,184,312
                                                               4,466,656
                                                         -----------------
METALS MINING (0.0%)
Phelps Dodge Corp. ................         6,500                362,781
                                                         -----------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ................        30,100                493,038
Inco Ltd. + .......................        20,700                346,932
Placer Dome, Inc. .................        24,800                238,700
                                                               1,078,670
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.9%)
Coastal Corp. (The) ...............        20,600              1,819,238
Dynegy Inc. .......................        27,000              1,513,688
El Paso Energy Corp. ..............        17,800              1,274,925
Enron Corp. .......................        56,100              4,663,312
KeySpan Energy Corp. ..............         9,300                394,088
Kinder Morgan, Inc. ...............        13,300                694,094
NICOR, Inc. .......................         5,100                220,256
Peoples Energy Corp. ..............         4,000                179,000
Sempra Energy .....................        20,400                474,300
Southwest Gas Corp. ...............       124,700              2,727,812
Williams Co., Inc. (The) ..........        31,500              1,258,031
                                                              15,218,744
                                                         -----------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ................        19,200                636,000
                                                         -----------------
OIL (0.6%)
Royal Dutch Petroleum Co. .........       164,600              9,968,587
                                                         -----------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
Baker Hughes Inc. .................        22,900                951,781
Halliburton Co. ...................        34,500              1,250,625
Marine Drilling Companies, Inc. + .       128,900              3,448,075
Nabors Industries, Inc. + .........        10,300                609,245
Rowan Co., Inc. + .................        11,100                299,700
Schlumberger, Ltd. ................        43,200              3,453,300
Transocean Sedco Forex Inc. .......        14,600                671,600
                                                              10,684,326
                                                         -----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.9%)
Anadarko Petroleum Corp. ..........        24,400              1,734,352
Apache Corp. ......................        12,200                854,763
Burlington Resources, Inc. ........        17,400                878,700
Devon Energy Corp. ................        12,200                743,834
EOG Resources, Inc. ...............        13,500                738,281
Kerr-McGee Corp. ..................         9,300                622,519
St. Mary Land & Exploration Co. ...        98,200              3,271,287
Triton Energy Ltd. + ..............        98,200              2,946,000
Unocal Corp. ......................        20,100                777,619
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
OIL & GAS - EXPLORATION/PRODUCTION (CONTINUED)
Vintage Petroleum, Inc. + .........       121,600              2,614,400
                                                              15,181,755
                                                         -----------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ..................         6,200                222,518
Sunoco, Inc. ......................         9,700                326,769
Tosco Corp. .......................         9,500                322,406
                                                                 871,693
                                                         -----------------
OIL - DOMESTIC INTEGRATED (0.3%)
Amerada Hess Corp. ................         9,700                708,706
Conoco Inc. - Class B .............        38,500              1,114,094
Occidental Petroleum Corp. ........        38,800                940,900
Phillips Petroleum Co. ............        26,300              1,495,812
USX-Marathon Group ................        32,900                912,975
                                                               5,172,487
                                                         -----------------
OIL - INTERNATIONAL INTEGRATED (2.0%)
Chevron Corp. .....................        49,200              4,154,325
Exxon Mobil Corp. .................       333,600             29,002,350
Texaco, Inc. ......................        41,800              2,596,825
                                                              35,753,500
                                                         -----------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ...............         6,500                218,563
Georgia-Pacific Corp. .............        17,600                547,800
International Paper Co. ...........        16,700                681,569
Mead Corp. ........................         6,800                213,350
Westvaco Corp. ....................        10,600                309,387
Weyerhaeuser Co. ..................        16,400                832,300
Willamette Industries, Inc. .......        12,900                605,494
                                                               3,408,463
                                                         -----------------
PERSONAL CARE (0.2%)
Avon Products, Inc. ...............        16,400                785,150
Gillette Co. ......................        80,700              2,915,288
                                                               3,700,438
                                                         -----------------
PHOTOGRAPHY/IMAGING (0.0%)
Eastman Kodak Co. .................        22,000                866,250
                                                         -----------------
POWER PRODUCERS - INDEPENDENT (0.2%)
AES Corp. + .......................        32,100              1,777,538
Calpine Corp. + ...................        32,100              1,446,506
                                                               3,224,044
                                                         -----------------
PUBLISHING (0.1%)
Harcourt General, Inc. ............         4,100                234,520
McGraw-Hill Co., Inc. (The) .......        13,600                797,300
                                                               1,031,820
                                                         -----------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. .............         5,200                294,450
Gannett Co., Inc. .................        19,300              1,217,107
Knight-Ridder, Inc. ...............         5,000                284,375
New York Times Co. ................        16,100                645,006
Tribune Co. .......................        20,800                878,800
                                                               3,319,738
                                                         -----------------

    See Notes to Portfolio of Investments.                                    63


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BALANCED (CONTINUED)

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
RAILROADS (0.1%)
Burlington Northern Santa Fe Corp.         31,300                886,182
Norfolk Southern Corp. ............        28,900                384,731
Union Pacific Corp. ...............        19,600                994,700
                                                               2,265,613
                                                         -----------------
REIT DIVERSIFIED (0.0%)
Starwood Hotels & Resorts                  22,300                786,075
 Worldwide, Inc. ..................
                                                         -----------------
RESTAURANTS (0.5%)
Brinker International, Inc. + .....        82,100              3,468,725
Darden Restaurants, Inc. ..........         9,100                208,162
McDonald's Corp. ..................       100,700              3,423,800
Starbucks Corp. + .................        12,800                566,400
Tricon Global Restaurants, Inc. + .        11,100                366,300
Wendy's International, Inc. .......         8,000                210,000
                                                               8,243,387
                                                         -----------------
RETAIL - BUILDING SUPPLIES (0.3%)
Home Depot, Inc. ..................        88,900              4,061,619
Lowe's Co., Inc. ..................        12,600                560,700
Sherwin-Williams Co. ..............        11,700                307,856
                                                               4,930,175
                                                         -----------------
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ..............        21,800                644,462
Circuit City Stores - Circuit City
 Group.............................        14,800                170,200
RadioShack Corp. ..................        16,300                697,844
                                                               1,512,506
                                                         -----------------
RETAIL - DEPARTMENT STORES (0.2%)
Federated Department Stores, Inc. +        20,400                714,000
Kohl's Corp. + ....................        27,500              1,677,500
May Department Stores Co. .........        21,200                694,300
Sears, Roebuck & Co. ..............        25,400                882,650
                                                               3,968,450
                                                         -----------------
RETAIL - GENERAL MERCHANDISE CHAIN (0.6%)
Kmart Corp. + .....................        36,500                193,906
Target Corp. ......................        67,500              2,176,875
Wal-Mart Stores, Inc. .............       171,400              9,105,625
                                                              11,476,406
                                                         -----------------
RETAIL - HOME SHOPPING (0.2%)
PolyMedica Corp. + ................        67,600              2,256,150
ValueVision International, Inc. + .       129,300              1,632,413
                                                               3,888,563
                                                         -----------------
RETAIL - SPECIALITY (0.4%)
AutoZone, Inc. + ..................         5,500                156,750
Bed Bath & Beyond, Inc. + .........        19,500                436,313
Casey's General Stores, Inc. ......       189,400              2,829,162
Office Depot, Inc. + ..............        21,500                153,188
Payless ShoeSource, Inc. + ........        32,700              2,313,525
Staples, Inc. + ...................        33,700                398,081
Tiffany & Co. .....................        10,000                316,250
Toys "R" Us, Inc. + ...............        14,300                238,631
                                                               6,841,900
                                                         -----------------
                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
RETAIL SPECIALITY - APPAREL (0.2%)
Abercrombie & Fitch Co. - Class  A
 +.................................       154,400              3,088,000
The Limited, Inc. .................        29,400                501,638
TJX Companies, Inc. ...............        19,400                538,350
                                                               4,127,988
                                                         -----------------
RETAIL STORES - DRUG STORE (0.3%)
CVS Corp. .........................        29,700              1,780,144
Walgreen Co. ......................        76,700              3,207,018
                                                               4,987,162
                                                         -----------------
RETAIL STORES - FOOD CHAINS (0.3%)
Albertson's, Inc. .................        29,100                771,150
Kroger Co. (The) + ................        63,100              1,707,644
Safeway, Inc. + ...................        41,500              2,593,750
                                                               5,072,544
                                                         -----------------
SAVINGS & LOAN COMPANIES (0.8%)
Astoria Financial Corp. ...........        45,200              2,454,925
Charter One Financial, Inc. .......        14,500                418,688
FirstFed Financial Corp. + ........       119,300              3,854,881
Golden West Financial Corp. .......        16,500              1,113,750
Roslyn Bancorp, Inc. ..............        97,500              2,662,969
Washington Mutual Financial Corp. .        62,100              3,295,181
                                                              13,800,394
                                                         -----------------
SERVICES - ADVERTISING/MARKETING (0.2%)
ACNielsen Corp. + .................        30,600              1,109,250
Interpublic Group of Co., Inc.
 (The).............................        20,300                864,019
Omnicom Group, Inc. ...............        13,900              1,151,962
                                                               3,125,231
                                                         -----------------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Cendant Corp. + ...................        51,700                497,612
Chinadotcom Corp. + ...............       267,000              1,201,500
Convergys Corp. + .................        13,300                602,656
Getty Images, Inc. + ..............       102,500              3,280,000
H&R Block, Inc. ...................         6,500                268,938
IMS Health, Inc. ..................        22,100                596,700
                                                               6,447,406
                                                         -----------------
SERVICES - COMPUTER SYSTEMS (0.1%)
Computer Sciences Corp. + .........         6,300                378,788
Electronic Data Systems Corp. .....        35,800              2,067,450
                                                               2,446,238
                                                         -----------------
SERVICES - DATA PROCESSING (0.4%)
Automatic Data Processing, Inc. ...        47,900              3,032,669
Ceridian Corp. + ..................        10,000                199,375
Equifax, Inc. .....................         9,800                281,138
First Data Corp. ..................        30,400              1,601,700
Paychex, Inc. .....................        38,500              1,872,062
                                                               6,986,944
                                                         -----------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + .        20,000                530,000
                                                         -----------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.1%)
TETRA Technologies, Inc. + ........        31,000                988,125
                                                         -----------------

64 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ......................         8,600                217,322
RR Donnelley & Sons Co. ...........        14,400                388,800
                                                                 606,122
                                                         -----------------
STEEL (0.0%)
Allegheny Technologies Inc. .......         9,300                147,638
Nucor Corp. .......................         9,100                361,156
USX-US Steel Group, Inc. ..........        10,100                181,800
                                                                 690,594
                                                         -----------------
TELEPHONE (2.0%)
ALLTEL Corp. ......................        11,300                705,544
BellSouth Corp. ...................       143,300              5,866,343
CenturyTel, Inc. ..................        10,600                378,950
Qwest Communications International
 Inc. + ...........................       126,100              5,170,100
SBC Communications, Inc. ..........       259,900             12,410,225
Verizon Communications ............       207,200             10,385,900
                                                              34,917,062
                                                         -----------------
TELEPHONE LONG DISTANCE (0.3%)
AT&T Corp. ........................       145,200              2,513,775
Global Crossing Ltd. + ............        59,200                847,300
McLeodUSA Inc. ....................       122,559              1,731,146
                                                               5,092,221
                                                         -----------------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. ...............         4,700                195,638
Tommy Hilfiger Corp. + ............        97,400                955,737
VF Corp. ..........................        13,000                471,120
                                                               1,622,495
                                                         -----------------
TOBACCO (0.5%)
Philip Morris Co. Inc. ............       200,500              8,822,000
UST, Inc. .........................        13,000                364,812
                                                               9,186,812
                                                         -----------------
TRUCKERS (0.0%)
Ryder System, Inc. ................         6,600                109,725
                                                         -----------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. ..........         6,800                257,975
Navistar International Corp. + ....         5,900                154,506
PACCAR, Inc. ......................         5,600                275,800
                                                                 688,281
                                                         -----------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + ...        22,900                333,481
Waste Management, Inc. ............        48,200              1,337,550
                                                               1,671,031
                                                         -----------------
TOTAL COMMON STOCKS                                        1,075,379,659
 (COST $1,039,134,730)
                                                         -----------------
                                       NUMBER OF
                                       CONTRACTS
                                     ---------------
CALL OPTIONS PURCHASED (0.1%)
Euro Currency Option Callable
 .8490,03/20/01....................        63,853                588,901
                                       NUMBER OF             MARKET
                                       CONTRACTS
                                                              VALUE
                                     ---------------     -----------------
CALL OPTIONS PURCHASED (CONTINUED)
Euro Currency Option Callable
 .8609,03/13/01....................        74,144                616,083
Euro Currency Option Callable
 .8925,02/26/01....................        63,831                332,375
Euro Currency Option Callable
 .9025,02/21/01....................       102,293                461,965
TOTAL CALL OPTIONS (COST                                       1,999,324
 $1,093,783)
                                                         -----------------
PUT OPTIONS PURCHASED (0.0%)
Euro Currency Option Put
 .9082,01/18/01....................       292,000                 68,540
U.S. Treasury Option
 Put,6.25%,02/03/01................        11,395                      -
U.S. Treasury Option
 Put,6.38%,01/03/01................        54,605                      -
U.S. Treasury Option
 Put,6.75%,01/03/01................        27,560                      -
TOTAL PUT OPTIONS (COST $1,008,814)                               68,540
                                                         -----------------
                                       PRINCIPAL
                                        AMOUNT
                                     ---------------
LONG-TERM BONDS AND NOTES (31.4%)
CORPORATE BONDS (8.7%)
Abitibi-Consolidated
 Inc.,8.30%,08/01/05...............  $  1,365,000              1,386,198
AT&T Canada Inc.,Zero
 Coupon,06/15/08...................     3,375,000              2,760,143
Baker Hughes Inc.,6.25%,01/15/09 ..       410,000                404,104
Bank One Corp.,7.88%,08/01/10 ++ ..     2,755,000              2,869,856
Boeing Capital Corp.,7.38%,09/27/10     2,815,000              3,029,728
Bombardier Capital
 Inc.,7.50%,10/17/05...............     1,390,000              1,421,664
British
 Telecommunications,8.13%,12/15/10.     3,635,000              3,675,312
CIT Group Holdings,
 Inc.,7.50%,11/14/03...............     1,700,000              1,739,916
Citigroup Inc.,7.25%,10/01/10 .....     4,140,000              4,281,961
ConAgra Foods, Inc.,7.50%,09/15/05      4,480,000              4,688,544
Countrywide Home Loans, Inc.,
 6.85%,06/15/04 ...................       685,000                687,329
Cox Communications
 Inc.,6.85%,01/15/18...............     3,075,000              2,880,476
Cox Communications
 Inc.,7.75%,11/01/10...............     2,765,000              2,862,300
DaimlerChrysler NA Holdings Inc.,
 7.20%,09/01/09 ...................     5,125,000              4,898,578
DaimlerChrysler NA Holdings Inc.,
 7.75%,06/15/05 ...................    10,015,000             10,188,159
DaimlerChrysler NA Holdings Inc.,
 8.00%,06/15/10 ...................     5,050,000              5,078,835
Dominion Resources,
 Inc.,8.13%,06/15/10...............     2,800,000              3,026,548
Dow Chemical Co.,7.38%,11/01/29 ...     2,730,000              2,733,085
Duke Energy Field Services, Inc.,
 7.88%,08/16/10 ...................     3,145,000              3,348,010
Edison International
 Inc.,6.88%,09/15/04...............     1,190,000                971,242
ERAC USA Finance Co.,6.95%,03/01/04
 ++................................     1,572,000              1,558,764
First Union Corp.,7.55%,08/18/05 ..     1,265,000              1,304,544
Florida Power &
 Light,6.88%,12/01/05..............     2,470,000              2,531,231
Ford Motor Credit
 Corp.,7.60%,08/01/05..............     8,400,000              8,639,232
Ford Motor Credit
 Corp.,7.88%,06/15/10..............    15,125,000             15,558,634
General Electric Capital Corp.,
 6.50%,12/10/07 ...................     1,770,000              1,801,648

    See Notes to Portfolio of Investments.                                    65


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BALANCED (CONTINUED)

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
CORPORATE BONDS (CONTINUED)
General Electric Capital Corp.,
 6.88%,11/15/10 ...................  $  1,315,000         $    1,376,581
General Motors Acceptance Corp.,
 7.50%,07/15/05 ...................     2,755,000              2,834,234
Hercules Trust 11,6.50%,06/30/29 ..         4,448              2,417,488
Household Finance
 Corp.,8.00%,05/09/05..............     1,425,000              1,494,326
Hyperion Telecom Corp.,
 Zero Coupon,04/15/03 .............     1,880,000              1,391,200
International Bank Reconstruction &
 Development,7.00%,01/27/05........     2,800,000              2,926,000
Keyspan Corp.,7.63%,11/15/10 ......     2,145,000              2,276,489
Metromedia International Group,
 Inc.,
 10.00%,11/15/08 ..................       310,000                258,075
Motorola, Inc.,7.63%,11/15/10 .....     1,570,000              1,616,503
Pacific Gas & Electric
 Co.,7.38%,11/01/05 i..............       945,000                788,480
PP&L Transition Bond Co. LLC,
 7.05%,06/25/09 ...................     5,290,000              5,493,295
Qwest Capital Funding Inc.,
 7.75%,08/15/06 ...................     2,735,000              2,849,378
Qwest Capital Funding
 Inc.,7.90%,08/15/10...............     1,620,000              1,684,589
Raytheon Co.,6.15%,11/01/08 .......     4,375,000              4,177,031
Repsol International Finance,
 7.45%,07/15/05 ...................     4,440,000              4,553,220
RSL Communications
 Plc,10.50%,11/15/08...............     1,550,000                124,000
Telewest Plc,11.00%,10/01/07 ......       860,000                761,100
Tennessee Gas
 Pipeline,7.00%,10/15/28...........     3,340,000              3,112,179
Textron Financial
 Corp.,7.13%,12/09/04..............     1,400,000              1,413,636
Tyco International Group SA,
 5.88%,11/01/04 ...................     2,065,000              2,024,898
Tyco International Group SA,
 6.13%,11/01/08 ...................     2,310,000              2,215,382
Unilever Capital
 Corp.,6.88%,11/01/05..............     2,760,000              2,849,479
United Technologies Corp.,
 7.13%,11/15/10 * .................       840,000                886,334
Verizon Global Funding Corp.,
 7.25%,12/01/10 ...................     3,195,000              3,262,415
Vodafone AirTouch
 Plc,7.75%,02/15/10 ++.............     2,755,000              2,851,824
WestPoint Stevens
 Inc.,7.88%,06/15/05...............     2,780,000              2,071,100
WorldCom, Inc.,7.38%,01/15/06 .....     2,110,000              2,120,550
TOTAL CORPORATE BONDS (COST $153,702,889)                    154,155,827
                                                         -----------------
FOREIGN AND SUPRANATIONALS (0.1%)
Inter-American Development Bank,
 6.75%,07/15/27 ...................     2,420,000              2,477,370
TOTAL FOREIGN AND SUPRANATIONALS                               2,477,370
 (COST $2,490,607)
                                                         -----------------
FOREIGN OBLIGATIONS (2.3%)
 Bundesschatzanweisungen,4.50%,03/15/  11,065,000             10,375,423
French Treasury Note,5.50%,04/25/10    30,525,000             29,703,143
IMPSAT Fiber Networks Inc.,
 13.75%,02/15/05 ..................     1,608,000              1,133,640
TOTAL FOREIGN OBLIGATIONS (COST $38,865,045)                  41,212,206
                                                         -----------------

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.2%)
DLJ Mortgage Acceptance Corp.,       $  4,650,000         $    4,278,726
 8.10%,06/18/04 ...................
                                                         -----------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST              4,278,726
 $4,650,000)
                                                         -----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (11.9%)
Federal National Mortgage
 Assoc.,6.50%,11/01/28.............     5,617,727              5,547,505
Federal National Mortgage
 Assoc.,7.00%,11/01/29-01/01/30....    25,340,204             25,379,734
Federal National Mortgage
 Assoc.,7.00%,01/25/30 # ..........    19,440,000             19,470,326
Federal National Mortgage
 Assoc.,7.50%,10/01/30-11/01/30....    21,890,853             22,212,211
Federal National Mortgage
 Assoc.,7.50%,02/25/31 # ..........     8,400,000              8,523,396
Federal National Mortgage
 Assoc.,8.00%,02/25/31 # ..........    18,990,000             19,458,863
Federal National Mortgage
 Assoc.,8.50%,11/01/23-01/01/25....    15,856,599             16,390,949
Federal National Mortgage
 Assoc.,9.50%,10/01/16.............     6,091,408              6,417,176
Government National Mortgage
 Assoc.,6.00%,12/20/29.............       763,929                768,467
Government National Mortgage
 Assoc.,7.00%,04/01/16 # ..........     4,200,000              4,218,396
Government National Mortgage
 Assoc.,7.00%,09/15/24-11/15/24....   15,246,230              15,356,186
Government National Mortgage
 Assoc.,7.38%,04/20/28.............     2,490,365              2,505,930
Government National Mortgage
 Assoc.,7.50%,12/15/23-11/20/30....    36,301,468             36,984,395
Government National Mortgage
 Assoc.,8.00%,12/15/17-07/15/24....    27,752,403             28,542,917
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                 211,776,451
 SECURITIES (COST $211,131,553)
                                                         -----------------
U.S. TREASURY OBLIGATIONS (8.1%)
Treasury Inflation
 Index,3.38%,01/15/07..............     6,900,000              7,438,104
Treasury Inflation
 Index,4.25%,01/15/10..............     9,658,000             10,379,887
U.S. Treasury Bond,6.13%,08/15/29 .    19,741,000             21,471,496
U.S. Treasury Bond,6.25%,02/15/07 .     4,294,000              4,532,832
U.S. Treasury Bond,8.13%,05/15/21 .     5,420,000              7,071,420
U.S. Treasury Note,5.50%,07/31/01 .    49,635,000             49,572,956
U.S. Treasury Note,5.75%,08/15/03 .     3,000,000              3,043,590
U.S. Treasury Note,6.75%,05/15/05 .    12,025,000             12,810,353
U.S. Treasury Note,7.00%,07/15/06 .     4,072,000              4,432,128
U.S. Treasury Note,8.13%,08/15/21 .     5,420,000              7,087,517
U.S. Treasury Note,8.75%,05/15/17 .    11,728,000             15,752,111
TOTAL U.S. TREASURY OBLIGATIONS                              143,592,394
 (COST $138,482,197)
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES                              557,492,974
 (COST $549,322,291)
                                                         -----------------
66 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES
                                                              VALUE
                                     ---------------     -----------------
SHORT-TERM INVESTMENTS (11.7%)
Countrywide Home Loans, Inc.,
 6.63%,01/02/01 ...................  $ 52,338,000         $   52,338,000
Houston Industries,6.95%,01/10/01 .    25,000,000             24,961,389
Koch Industries,
  Inc.,6.45%,01/02/01 ++ ..........    20,680,000             20,680,000
Sears Roebuck Acceptance Corp.,
 7.15%,01/18/01 * .................    35,000,000             34,888,778
Sears Roebuck Acceptance Corp.,
 7.75%,01/09/01 ...................    14,000,000             13,978,903
Sears Roebuck Acceptance Corp.,
 7.75%,01/10/01 ...................    15,000,000             14,974,167
Target Corp.,6.52%,01/10/01 .......    15,000,000             14,978,266
Tyco International
 Group,7.00%,01/30/01 * ...........    20,000,000             19,891,111
U.S. Treasury Bill,Zero
 Coupon,04/19/01 @ ................     2,455,000              2,414,198
U.S. Treasury Bill,5.86%,04/19/01 @       200,000                196,676
U.S. Treasury Bill,6.11%,04/19/01 @       100,000                 98,338
U.S. Treasury Note,4.63%,12/31/00 .     9,000,000              9,000,000
TOTAL SHORT-TERM INVESTMENTS                                 208,399,826
 (COST $208,396,030)
                                                         -----------------
TOTAL INVESTMENTS
 (COST $1,798,955,648)(A)                                  1,843,340,323
OTHER ASSETS LESS LIABILITIES                                (66,745,452  )
TOTAL NET ASSETS                                          $1,776,594,871
                                                         -----------------



NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$1,821,098,337. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains..............................          $  161,355,777
Unrealized losses.............................           (139,113,791)
                                                ----------------------
 Net unrealized gain..........................          $   22,241,986
                                                ======================



Information concerning open futures contracts at December 31, 2000 is shown below:
                                      NOTIONAL
                         NO. OF        MARKET       EXPIRATION     UNREALIZED
                        CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                       -----------  -------------  ------------  ---------------
   LONG CONTRACTS
---------------------
Russell 2000 Index
Futures..............
                           93        $22,729,200      Mar 01       $  611,358
                                    ============                 ============


    SHORT CONTRACTS
------------------------
U.S. 2 Yr. Treasury Bond   62    $(12,595,688)  Mar 01    $    (133,997)
U.S. 10 Yr. Treasury
Bond....................
                          668     (70,046,062)  Mar 01       (1,048,028)
                                --------------          ----------------
                                  (82,641,750)               (1,182,025)
                                ==============          ================


+ Non-income producing security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2000.
# When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
i This security has been determined to be illiquid under guidelines established by the Board of Directors.


REIT - Real Estate Investment Trust
 .

Acquisition date and cost concerning illiquid securities at December 31, 2000 is shown below:
                                       ACQUISITION
                                           DATE                    COST
                                --------------------------  -------------------
                                            12/7/99 &
Pacific Gas & Electric Co. ...
                                                                 $943,491
                                                            =============

The market value of the total illiquid securities above is $788,480 which represents 0.04% of the total net assets.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        67

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
GROWTH AND INCOME


                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
COMMON STOCKS (95.6%)
UNITED STATES (93.3%)
AEROSPACE/DEFENSE (1.1%)
Alliant Techsystems Inc. + .........        34,400             2,296,200
Boeing Co. .........................     1,200,000            79,200,000
General Dynamics Corp. .............        14,300             1,115,400
                                                              82,611,600
                                                         -----------------
AGRICULTURE (0.0%)
Delta and Pine Land Co. ............        45,500               952,656
                                                         -----------------
AIR FREIGHT (0.0%)
CNF Transportation, Inc. ...........        63,700             2,153,856
                                                         -----------------
AIRLINES (0.4%)
America West Holdings Corp. + ......       139,100             1,782,219
Delta Air Lines, Inc. ..............       600,000            30,112,500
                                                              31,894,719
                                                         -----------------
BANKS - MAJOR REGIONAL (3.5%)
Bank of New York Co., Inc. .........       900,400            49,690,825
Comerica, Inc. .....................       673,700            40,000,937
Firstar Corp. ......................     2,900,000            67,425,000
Fleet Boston Financial Corp. .......       601,700            22,601,356
Mellon Financial Corp. .............       328,000            16,133,500
PNC Financial Services Group .......       190,300            13,903,794
Wells Fargo & Co. ..................     1,082,000            60,253,875
                                                             270,009,287
                                                         -----------------
BANKS - MONEY CENTER (0.4%)
J.P. Morgan & Co. ..................       189,100            31,296,050
                                                         -----------------
BANKS - REGIONAL (0.1%)
Silicon Valley Bancshares + ........       111,200             3,843,350
                                                         -----------------
BEVERAGES - ALCOHOLIC (0.4%)
Anheuser-Busch Co., Inc. ...........       615,800            28,018,900
                                                         -----------------
BEVERAGES - NON-ALCOHOLIC (0.5%)
Pepsi Bottling Group, Inc. (The) ...       900,000            35,943,750
                                                         -----------------
BIOTECHNOLOGY (0.9%)
Amgen, Inc. + ......................       715,400            45,740,887
Array Biopharma Inc. ...............       134,300             1,200,306
Enzon, Inc. + ......................        40,600             2,519,738
Immunomedics, Inc. + ...............       143,200             3,078,800
Invitrogen Corp. + .................        48,400             4,180,550
NPS Pharmaceuticals, Inc. + ........        45,600             2,188,800
Vertex Pharmaceutical, Inc. + ......       175,000            12,512,500
                                                              71,421,581
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE (0.0%)
Citadel Communications Corp. + .....       170,500             2,046,000
                                                         -----------------
CHEMICALS (0.2%)
Eastman Chemical Co. ...............       250,000            12,187,500
                                                         -----------------
CHEMICALS - DIVERSIFIED (0.3%)
FMC Corp. + ........................       350,000            25,090,625
Olin Corp. .........................        57,000             1,261,125
                                                              26,351,750
                                                         -----------------
CHEMICALS - SPECIALITY (0.1%)
Cambrex Corp. ......................        81,300             3,678,825
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
CHEMICALS - SPECIALITY (CONTINUED)
Millennium Chemicals, Inc. + .......       200,400             3,632,250
                                                               7,311,075
                                                         -----------------
COMMUNICATIONS EQUIPMENT (1.8%)
CIENA Corp. + ......................       221,600            18,005,000
Corning, Inc. ......................       784,000            41,405,000
QUALCOMM Inc. + ....................       938,200            77,108,312
                                                             136,518,312
                                                         -----------------
COMPUTERS - HARDWARE (2.7%)
Brocade Communications Systems, Inc.       348,800            32,024,200
International Business Machines
 Corp...............................     1,181,100           100,393,500
Juniper Networks, Inc. + ...........       151,500            19,098,469
Sun Microsystems, Inc. + ...........     2,089,700            58,250,387
                                                             209,766,556
                                                         -----------------
COMPUTERS - NETWORKING (2.5%)
Avocent Corp. + ....................       121,350             3,276,450
Cisco Systems, Inc. + ..............     4,987,600           190,775,700
                                                             194,052,150
                                                         -----------------
COMPUTERS - PERIPHERALS (1.3%)
EMC Corp. + ........................     1,448,200            96,305,300
Oak Technology, Inc. + .............       182,200             1,582,862
Xircom, Inc. + .....................       147,100             2,280,050
                                                             100,168,212
                                                         -----------------
COMPUTERS SOFTWARE/SERVICES (5.3%)
America Online, Inc. + .............     3,175,400           110,503,920
BEA Systems, Inc. + ................       249,600            16,801,200
Dendrite International, Inc. + .....       144,100             3,224,238
Digex, Inc .........................        95,000             2,137,500
Entrust Technologies, Inc. + .......       113,700             1,478,100
i2 Technologies, Inc. + ............       224,200            12,190,875
IntraNet Solutions, Inc. ...........        46,200             2,356,200
Microsoft Corp. + ..................     2,249,900            97,589,412
Oracle Corp. + .....................     3,653,700           106,185,656
Pharmacopeia, Inc. + ...............       120,600             2,630,588
Siebel Systems, Inc. + .............       216,600            14,647,575
Sybase, Inc. + .....................       500,000             9,906,250
Symantec Corp. + ...................        63,000             2,102,625
VERITAS Software Corp. + ...........       362,900            31,753,750
                                                             413,507,889
                                                         -----------------
CONSTRUCTION (0.0%)
Texas Industries, Inc. .............        84,400             2,532,000
                                                         -----------------
CONSUMER FINANCE (0.9%)
Household International, Inc. ......       307,900            16,934,500
MBNA Corp. .........................       465,300            17,187,019
Metris Companies, Inc. .............        90,000             2,368,125
PMI Group, Inc. (The) ..............       500,000            33,843,750
                                                              70,333,394
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (1.1%)
Cardinal Health, Inc. ..............       721,800            71,909,325
Sysco Corp. ........................       445,000            13,350,000
                                                              85,259,325
                                                         -----------------

68 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
ELECTRIC COMPANIES (3.1%)
Allegheny Energy, Inc. .............       757,800            36,516,487
Duke Energy Corp. ..................       306,400            26,120,600
Entergy Corp. ......................       875,000            37,023,437
FirstEnergy Corp. ..................     1,200,000            37,875,000
FPL Group, Inc. ....................       500,000            35,875,000
NSTAR ..............................       385,000            16,506,875
PG&E Corp. .........................       591,100            11,822,000
PPL Corp. ..........................       625,000            28,242,188
Southern Co. .......................       433,100            14,400,575
                                                             244,382,162
                                                         -----------------
ELECTRICAL EQUIPMENT (4.9%)
ACT Manufacturing, Inc. + ..........       101,700             1,601,775
C&D Technologies, Inc. .............        63,400             2,738,088
Catalytica Energy Systems ..........        50,236               866,567
Flextronics International Ltd. + ...       430,500            12,269,250
General Electric Co. ...............     6,695,300           320,955,944
Littlefuse, Inc. + .................        96,300             2,756,587
Rockwell International Corp. .......       675,000            32,146,875
Sensormatic Electronics Corp. + ....       144,300             2,895,019
Three-Five Systems, Inc. + .........       135,200             2,433,600
                                                             378,663,705
                                                         -----------------
ELECTRONICS - COMPONENT DIST. (0.2%)
Arrow Electronics, Inc. + ..........       603,600            17,278,050
                                                         -----------------
ELECTRONICS - DEFENSE (0.1%)
Mercury Computer Systems, Inc. + ...        72,800             3,380,650
                                                         -----------------
ELECTRONICS - INSTRUMENTS (3.1%)
Alpha Industries, Inc. + ...........        34,100             1,261,700
PerkinElmer, Inc. ..................     1,184,100           124,330,500
Waters Corp. + .....................     1,403,800           117,217,300
                                                             242,809,500
                                                         -----------------
ELECTRONICS - SEMICONDUCTORS (2.3%)
ANADIGICS, Inc. + ..................        40,450               662,369
Cree, Inc. + .......................        55,200             1,961,325
Intel Corp. ........................     4,020,000           120,851,250
JDS Uniphase Corp. + ...............       667,200            27,813,900
REMEC, Inc. + ......................        91,200               877,800
Texas Instruments, Inc. ............       628,400            29,770,450
                                                             181,937,094
                                                         -----------------
ENGINEERING & CONSTRUCTION (0.1%)
Jacobs Engineering Group, Inc. + ...        88,600             4,092,213
                                                         -----------------
ENTERTAINMENT (0.2%)
Time Warner, Inc. ..................       302,800            15,818,272
                                                         -----------------
EQUIPMENT - SEMICONDUCTORS (0.1%)
Asyst Technologies, Inc. ...........       188,900             2,538,344
EMCORE Corp. + .....................        48,800             2,293,600
Veeco Instruments Inc. + ...........        61,600             2,471,700
                                                               7,303,644
                                                         -----------------
FINANCIAL - DIVERSIFIED (5.7%)
Ambac Financial Group, Inc. ........       658,050            38,372,541
Citigroup Inc. .....................     5,298,613           270,560,426
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
FINANCIAL - DIVERSIFIED (CONTINUED)
Fannie Mae .........................     1,147,500            99,545,625
Freddie Mac ........................       471,900            32,502,113
Mutual Risk Management Ltd. ........       250,300             3,801,431
                                                             444,782,136
                                                         -----------------
FOODS (1.3%)
ConAgra Foods, Inc. ................     1,550,000            40,300,000
Dean Foods Co. .....................       222,900             6,840,244
PepsiCo, Inc. ......................       961,300            47,644,431
Sensient Technologies, Corp. .......       143,400             3,262,350
Smithfields Foods, Inc. + ..........        61,700             1,875,680
Suiza Foods Corp. + ................        77,600             3,724,800
                                                             103,647,505
                                                         -----------------
FOOTWEAR (0.1%)
Reebok International Ltd. + ........       109,700             2,999,198
Timberland Co. (The) + .............        65,400             4,373,625
                                                               7,372,823
                                                         -----------------
GAMING, LOTTERY, & PARI-MUTUEL (0.1%)
MGM Mirage Inc. ....................       250,000             7,046,875
Pinnacle Entertainment, Inc. + .....       213,300             2,879,550
                                                               9,926,425
                                                         -----------------
HEALTH CARE - DRUGS (0.5%)
Alpharma Inc. - Class A ............        79,500             3,488,062
Alza Corp. + .......................       850,000            36,125,000
Medicis Pharmaceutical Corp. + .....        44,100             2,607,413
                                                              42,220,475
                                                         -----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (9.0%)
Allergan, Inc. .....................       903,500            87,470,094
Celgene Corp. ......................       678,900            22,064,250
Eli Lilly & Co. ....................       850,200            79,121,737
Forest Laboratories, Inc. + ........       146,500            19,466,187
Guilford Pharmaceuticals Inc. + ....       109,600             1,972,800
ImmunoGen, Inc. ....................        62,100             1,331,269
Merck & Co., Inc. ..................     1,758,400           164,630,200
Pfizer, Inc. .......................     5,092,025           234,233,150
Pharmacia Corp. ....................     1,478,300            90,176,300
                                                             700,465,987
                                                         -----------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.9%)
HCA - The Healthcare Co. ...........       558,600            24,583,986
LifePoint Hospitals, Inc. + ........        51,400             2,576,425
Tenet Healthcare Corp. .............     2,781,400           123,598,462
                                                             150,758,873
                                                         -----------------
HEALTH CARE - MANAGED CARE (1.3%)
Health Net Inc. ....................       140,700             3,684,581
Oxford Health Plans, Inc. + ........       500,000            19,750,000
Trigon Healthcare, Inc. + ..........       382,800            29,786,625
UnitedHealth Group Inc. ............       712,400            43,723,550
                                                              96,944,756
                                                         -----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.3%)
Baxter International, Inc. .........       253,400            22,378,387
Biomet, Inc. .......................       828,300            32,873,156

    See Notes to Portfolio of Investments.                                    69


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
GROWTH AND INCOME (CONTINUED)

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (CONTINUED)
St. Jude Medical, Inc. + ...........       742,900            45,641,919
                                                             100,893,462
                                                         -----------------
HEALTH CARE - SPECIAL SERVICES (0.8%)
Quest Diagnostics Inc. + ...........       410,000            58,220,000
Renal Care Group, Inc. + ...........       109,400             2,999,953
                                                              61,219,953
                                                         -----------------
HEALTH CARE DIVERSIFIED (4.0%)
Abbott Laboratories ................     1,033,600            50,065,000
American Home Products Corp. .......       793,400            50,420,570
Bristol-Myers Squibb Co. ...........     1,315,800            97,286,962
IVAX Corp. + .......................       511,600            19,594,280
Johnson & Johnson ..................       919,200            96,573,450
                                                             313,940,262
                                                         -----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Ethan Allen Interiors, Inc. ........        95,400             3,195,900
                                                         -----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.4%)
Church & Dwight Co., Inc. ..........       175,200             3,898,200
Kimberly-Clark Corp. ...............       350,600            24,783,914
                                                              28,682,114
                                                         -----------------
INSURANCE - LIFE/HEALTH (0.5%)
AFLAC, Inc. ........................       177,200            12,791,625
American General Corp. .............       161,600            13,170,400
Nationwide Financial Services, Inc.         50,500             2,398,750
The MONY Group Inc. ................       225,000            11,123,438
Torchmark Corp. ....................        44,300             1,702,781
                                                              41,186,994
                                                         -----------------
INSURANCE - MULTI-LINE (2.4%)
American International Group, Inc. .     1,050,000           103,490,625
CIGNA Corp. ........................       178,300            23,589,090
Loews Corp. ........................       550,000            56,959,375
                                                             184,039,090
                                                         -----------------
INSURANCE - PROPERTY/CASUALTY (2.4%)
Allstate Corp. (The) ...............       923,000            40,208,188
HCC Insurance Holdings, Inc. .......        64,800             1,745,550
Horace Mann Educators Corp. ........       168,000             3,591,000
MGIC Investment Corp. ..............       550,000            37,090,625
Old Republic International Corp. ...       750,000            24,000,000
Progressive Corp. ..................       414,700            42,973,287
Radian Group Inc. ..................       500,000            37,531,250
SAFECO Corp. .......................        55,200             1,814,700
                                                             188,954,600
                                                         -----------------
INVESTMENT BANKING/BROKERAGE (1.2%)
Bear Stearns Co., Inc. (The) .......       775,000            39,282,812
Lehman Brothers Holdings Inc. ......       335,000            22,654,375
Merrill Lynch & Co., Inc. ..........       511,000            34,843,813
                                                              96,781,000
                                                         -----------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. ....................       550,000             9,040,625
                                                         -----------------
MACHINERY - DIVERSIFIED (0.0%)
Tecumseh Products Co. - Class A ....        45,700             1,916,544
                                                         -----------------
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
MANUFACTURING - DIVERSIFIED (1.8%)
American Standard Companies, Inc. +        322,500            15,903,281
Graco, Inc. ........................       128,000             5,296,000
ITT Industries, Inc. ...............       500,000            19,375,000
Tyco International Ltd. ............     1,806,000           100,233,000
                                                             140,807,281
                                                         -----------------
MANUFACTURING - SPECIALIZED (0.3%)
United Technologies Corp. ..........       283,600            22,298,050
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.8%)
Coastal Corp. (The) ................       128,100            11,312,831
Dynegy Inc. ........................       832,500            46,672,031
Enron Corp. ........................     1,137,500            94,554,688
KeySpan Energy Corp. ...............       800,000            33,900,000
Sempra Energy ......................     1,500,000            34,875,000
                                                             221,314,550
                                                         -----------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
Helmerich & Payne, Inc. ............       250,000            10,968,750
Marine Drilling Companies, Inc. + ..       132,900             3,555,075
Noble Drilling Corp. + .............       800,000            34,750,000
                                                              49,273,825
                                                         -----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.7%)
Apache Corp. .......................       625,000            43,789,062
St. Mary Land & Exploration Co. ....       115,500             3,847,594
Triton Energy Ltd. + ...............       112,000             3,360,000
Vintage Petroleum, Inc. + ..........       155,100             3,334,650
                                                              54,331,306
                                                         -----------------
OIL & GAS - REFINING & MARKETING (0.4%)
Ultramar Diamond Shamrock Corp. ....       500,000            15,437,500
Valero Energy Corp. ................       475,000            17,664,063
                                                              33,101,563
                                                         -----------------
OIL - DOMESTIC INTEGRATED (1.3%)
Amerada Hess Corp. .................       375,000            27,398,437
Conoco Inc. - Class B ..............       406,200            11,754,413
Occidental Petroleum Corp. .........       900,000            21,825,000
Phillips Petroleum Co. .............       219,300            12,472,687
USX-Marathon Group .................     1,000,000            27,750,000
                                                             101,200,537
                                                         -----------------
OIL - INTERNATIONAL INTEGRATED (1.8%)
Chevron Corp. ......................       435,300            36,755,644
Exxon Mobil Corp. ..................       900,000            78,243,750
Tesoro Petroleum Corp. + ...........       345,500             4,016,437
Texaco, Inc. .......................       368,600            22,899,275
                                                             141,915,106
                                                         -----------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp. ............       442,300             4,478,288
                                                         -----------------
POWER PRODUCERS - INDEPENDENT (0.4%)
Calpine Corp. + ....................       700,000            31,543,750
                                                         -----------------
PUBLISHING - NEWSPAPERS (0.3%)
Gannett Co., Inc. ..................       176,600            11,136,838
Knight-Ridder, Inc. ................       200,000            11,375,000
                                                              22,511,838
                                                         -----------------

70 See Notes to Portfolio of Investments.


                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
REIT DIVERSIFIED (0.2%)
Starwood Hotels & Resorts Worldwide,       520,000            18,330,000
 Inc................................
                                                         -----------------
RESTAURANTS (0.5%)
Brinker International, Inc. + ......       500,000            21,125,000
Darden Restaurants, Inc. ...........       750,000            17,156,250
Sonic Corp. + ......................       116,200             2,708,913
                                                              40,990,163
                                                         -----------------
RETAIL - BUILDING SUPPLIES (0.9%)
Home Depot, Inc. ...................     1,608,699            73,497,436
                                                         -----------------
RETAIL - DEPARTMENT STORES (0.1%)
Sears, Roebuck & Co. ...............       218,200             7,582,450
                                                         -----------------
RETAIL - GENERAL MERCHANDISE CHAIN (1.3%)
Wal-Mart Stores, Inc. ..............     1,897,900           100,825,937
                                                         -----------------
RETAIL - HOME SHOPPING (0.1%)
PolyMedica Corp. + .................        70,400             2,349,600
ValueVision International, Inc. + ..       145,300             1,834,413
                                                               4,184,013
                                                         -----------------
RETAIL - SPECIALITY (0.3%)
AutoZone, Inc. + ...................       550,200            15,680,700
Casey's General Stores, Inc. .......       195,200             2,915,800
Payless ShoeSource, Inc. + .........        76,800             5,433,600
                                                              24,030,100
                                                         -----------------
RETAIL SPECIALITY - APPAREL (0.1%)
Abercrombie & Fitch Co. - Class  A +       176,400             3,528,000
                                                         -----------------
RETAIL STORES - DRUG STORE (0.1%)
CVS Corp. ..........................       133,800             8,019,638
                                                         -----------------
RETAIL STORES - FOOD CHAINS (1.3%)
Kroger Co. (The) + .................       554,700            15,011,569
Safeway, Inc. + ....................     1,314,100            82,131,250
                                                              97,142,819
                                                         -----------------
SAVINGS & LOAN COMPANIES (2.4%)
Astoria Financial Corp. ............       131,000             7,114,937
Dime Bancorp, Inc. .................     1,000,000            29,562,500
FirstFed Financial Corp. + .........       138,600             4,478,512
Golden State Bancorp, Inc. + .......     1,150,000            36,153,125
GreenPoint Financial Corp. .........       650,000            26,609,375
Roslyn Bancorp, Inc. ...............       105,000             2,867,813
Washington Mutual Financial Corp. ..     1,500,000            79,593,750
                                                             186,380,012
                                                         -----------------
SERVICES - ADVERTISING/MARKETING (0.4%)
ACNielsen Corp. + ..................        37,700             1,366,625
Omnicom Group, Inc. ................       115,100             9,538,913
TMP Worldwide Inc. + ...............       396,400            21,802,000
                                                              32,707,538
                                                         -----------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Getty Images, Inc. + ...............       123,200             3,942,400
United Rentals, Inc. + .............       354,300             4,760,906
                                                               8,703,306
                                                         -----------------
SERVICES - COMPUTER SYSTEMS (0.3%)
Electronic Data Systems Corp. ......       400,000            23,100,000
                                                         -----------------
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
SERVICES - DATA PROCESSING (0.2%)
First Data Corp. ...................       275,300            14,504,869
                                                         -----------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.0%)
TETRA Technologies, Inc. + .........        32,900             1,048,688
                                                         -----------------
TELEPHONE (3.1%)
BellSouth Corp. ....................     1,270,100            51,994,719
Qwest Communications International
 Inc. + ............................     1,300,000            53,300,000
SBC Communications, Inc. ...........       913,600            43,624,400
Telephone & Data Systems, Inc. .....       200,000            18,000,000
Verizon Communications .............     1,500,000            75,187,500
                                                             242,106,619
                                                         -----------------
TELEPHONE LONG DISTANCE (0.0%)
McLeodUSA Inc. .....................       155,870             2,201,664
                                                         -----------------
TEXTILES - APPAREL (0.0%)
Tommy Hilfiger Corp. + .............       105,200             1,032,275
                                                         -----------------
TOBACCO (0.8%)
Philip Morris Co. Inc. .............     1,482,400            65,225,600
TOTAL UNITED STATES COMMON STOCKS                          7,277,731,947
 (COST $7,016,228,001)
                                                         -----------------
FOREIGN COMMON STOCKS (2.3%)
CANADA (0.1%)
C-MAC Industries Inc. (Electronics -
 Semiconductors) + .................        13,900               616,812
Celestica Inc. (Electronics -
 Semiconductors) + .................        87,000             4,719,750
Nortel Networks Corp.
 (Communications Equipment) ........       134,700             4,327,058
TOTAL CANADA                                                   9,663,620
                                                         -----------------
DENMARK (0.1%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmacueticals).............        28,240             5,061,934
Vestas Wind Systems A/S (Electrical
 Equipment).........................        98,800             5,343,949
TOTAL DENMARK                                                 10,405,883
                                                         -----------------
FINLAND (0.2%)
Comptel Oyj (Data & Imaging
 Services) + .......................       243,800             3,513,674
Nokia Oyj, ADR (Communications
 Equipment).........................       174,670             7,598,145
Perlos Oyj (Electronics - Component
 Dist.).............................        62,000             1,280,659
Stonesoft Oyj (Communications/
 Equipment) ........................         8,000               115,447
TOTAL FINLAND                                                 12,507,925
                                                         -----------------
FRANCE (0.1%)
Alcatel (Communications Equipment) .        60,226             3,421,045
Genset (Biotechnology &
 Medical Products) + ...............       104,700             1,321,837
Total Fina Elf (Oil) ...............             1                   149

    See Notes to Portfolio of Investments.                                    71


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
GROWTH AND INCOME (CONTINUED)

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
FRANCE (CONTINUED)
Trader.com N.V. (Services -
 Advertising/Marketing).............        25,000               160,082
TOTAL FRANCE                                                   4,903,113
                                                         -----------------
HONG KONG (0.0%)
China Mobile (Hong Kong) Ltd., ADR
 (Cellular/Wireless                         49,100             1,331,837
 Telecommunications) +..............
                                                         -----------------
ISRAEL (0.6%)
Teva Pharmaceutical Industries Ltd.
 (Health Care -                            584,200            42,792,650
 Drugs/Pharmacueticals).............
                                                         -----------------
ITALY (0.1%)
Banca Nazionale del Lavoro (Banks &
 Thrifts) + ........................       598,300             1,836,902
Check Point Software Technologies
 Ltd. (Computers Software/Services)         10,700             1,429,119
Telecom Italia SpA (Other
 Telecommunications)................       298,200             2,379,830
TOTAL ITALY                                                    5,645,851
                                                         -----------------
JAPAN (0.2%)
Canon, Inc. (Electrical Machinery &
 Instruments).......................       148,000             5,183,887
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) ...        38,000             4,458,843
NTT DoCoMo, Inc. (Other
 Telecommunications) + .............           166             2,863,572
Softbank Corp. (Semiconductors &
 Electronics).......................        38,000             1,321,016
Sony Corporation (Semiconductors &
 Electronics) ......................        75,200             5,202,100
TOTAL JAPAN                                                   19,029,418
                                                         -----------------
NETHERLANDS (0.4%)
Crucell NV (Biotechnology & Medical
 Products) + .......................       115,100               853,732
Crucell NV, ADR (Biotechnology &
 Medical Products) .................        21,600               136,350
Fortis (NL) NV (Financial -
 Diversified).......................       115,600             3,755,375
ING Groep NV (Financial -
 Diversified).......................        58,355             4,661,492
Koninklijke (Royal) Philips
 Electronics NV (Electronics -
 Component Dist.) ..................       257,438             9,431,467
Koninklijke Ahold NV (Food & Drug
 Retail)............................        46,663             1,505,377
STMicroelectronics NV (Electronics -
 Semiconductors)....................       155,186             6,775,242
Van der Moolen Holding NV
 (Investment Banking/Brokerage) ....        15,929             1,363,963
TOTAL NETHERLANDS                                             28,482,998
                                                         -----------------
SOUTH KOREA (0.0%)
Samsung Electronics (Electronics -         123,300             3,452,400
 Component Dist.) ..................
                                                         -----------------
SPAIN (0.1%)
Telefonica SA (Other                       217,802             3,599,100
 Telecommunications) + .............
                                                         -----------------
                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
SWEDEN (0.1%)
HiQ International AB (Services -
 Data Processing) ..................       360,500             2,674,465
Novestra AB (Investment Services) ..        26,600                56,383
Telefonaktiebolaget LM Ericsson AB,
 ADR (Semiconductors & Electronics)        221,500             2,478,031
Telelogic AB (Semiconductors &
 Electronics) + ....................       624,150             3,505,891
TOTAL SWEDEN                                                   8,714,770
                                                         -----------------
UNITED KINGDOM (0.3%)
Bookham Technology Plc (Electronics
 - Semiconductors) + ...............        61,400               805,875
Cable & Wireless Plc (Other
 Telecommunications)................       194,400             2,622,266
Celltech Group Plc (Biotechnology &
 Medical Products) + ...............       175,100             3,094,309
Shire Pharmaceuticals Group Plc
 (Drugs) + .........................        91,100             4,196,294
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)................     2,193,416             8,043,874
WPP Group Plc (Commercial Services)        471,785             6,145,445
TOTAL UNITED KINGDOM                                          24,908,063
                                                         -----------------
TOTAL FOREIGN COMMON STOCKS                                  175,437,628
 (COST $173,667,670)
                                                         -----------------
TOTAL COMMON STOCKS                                        7,453,169,575
 (COST $7,189,895,671)
                                                         -----------------
PREFERRED STOCKS (0.0%)
UNITED STATES (0.0%)
Merrill CBR (Investment
 Banking/Brokerage).................        17,500               180,469
TOTAL PREFERRED STOCKS                                           180,469
 (COST $947,187)
                                                         -----------------
                                       PRINCIPAL
                                         AMOUNT
                                      --------------
LONG-TERM BONDS AND NOTES (0.0%)
CORPORATE BONDS (0.0%)
Devon Energy Corp.,4.90%,08/15/08 ..  $    532,000               507,312
Devon Energy Corp.,4.95%,08/15/08 ..       727,000               673,383
TALK.com, Inc.,5.00%,12/15/04 ......     1,400,000               656,250
Vantive Corp. (The),4.75%,09/01/02 .       930,000               892,800
TOTAL CORPORATE BONDS                                          2,729,745
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES                                2,729,745
 (COST $3,129,116)
                                                         -----------------
SHORT-TERM INVESTMENTS (4.3%)
Cooperative Associates of Tractor
 Dealers, Inc.,6.60%,01/02/01 ......    32,150,000            32,150,000
CVS Corp.,6.58%,11/27/00 ...........    20,000,000            19,996,181
Federal Home Loan Mortgage
 Corp.,5.43%,01/02/01...............    15,358,000            15,358,000
Hilton Hotel Corp.,7.75%,01/03/01 ..    10,500,000            10,497,856
Houston Industries,6.95%,01/10/01 ..    25,000,000            24,961,389

72 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                         SHARES
                                                              VALUE
                                      --------------     -----------------
SHORT-TERM INVESTMENTS (CONTINUED)
Koch Industries,
  Inc.,6.45%,01/02/01 ++............   $87,582,000        $   87,582,000
Peco Energy Co.,7.50%,01/02/01 .....     8,921,000             8,921,000
Popular North America Inc.,
 6.98%,01/16/01 ....................    34,695,000            34,600,822
Sears Roebuck Acceptance Corp.,
 7.15%,01/17/01 ....................    45,000,000            44,865,938
Sears Roebuck Acceptance Corp.,
 7.75%,01/09/01 ....................    25,000,000            24,962,326
TRW, Inc.,6.95%,01/23/01 ...........    30,000,000            29,878,375
TOTAL SHORT-TERM INVESTMENTS                                 333,773,887
 (COST $333,773,887)
                                                         -----------------
TOTAL INVESTMENTS
 (COST $7,527,745,861)(A)                                  7,789,853,676
OTHER ASSETS LESS LIABILITIES                                  7,433,245
                                                         -----------------
TOTAL NET ASSETS                                          $7,797,286,921
                                                         -----------------


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$7,715,459,043. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains..............................          $  759,172,988
Unrealized losses.............................           (684,778,355)
                                                ----------------------
 Net unrealized gain..........................          $   74,394,633
                                                ======================


+ Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        73

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                              BALANCED      GROWTH AND INCOME
                                           --------------  --------------------
ASSETS:
Investments, at market value ............  $1,843,340,323    $7,789,853,676
Cash ....................................           3,839                --
Foreign currency ........................           1,351        25,594,367
Receivable for:
 Dividends and interest .................       8,795,190         5,945,754
 Investments sold .......................       7,869,275        35,941,951
 Fund shares sold .......................             796             1,108
 Recoverable foreign taxes ..............              --           292,215
Prepaid expenses ........................          16,472            77,590
                                           --------------    --------------
     Total assets .......................   1,860,027,246     7,857,706,661
                                           --------------    --------------
LIABILITIES:
Payable for:
 Investments purchased ..................      78,950,240        49,404,024
 Fund shares redeemed ...................       2,927,447         6,932,062
 Variation Margin.......................          620,331                --
Accrued investment advisory fees ........         765,553         3,383,521
Accrued administrative service fees .....         114,833           447,071
Accrued custody fees ....................          16,878            70,216
Other liabilities .......................          37,093           182,846
                                           --------------    --------------
     Total liabilities ..................      83,432,375        60,419,740
                                           --------------    --------------
      NET ASSETS ........................  $1,776,594,871    $7,797,286,921
                                           ==============    ==============
NET ASSETS REPRESENTED BY:
Paid-in capital .........................  $1,686,168,064    $8,316,980,221
Net unrealized gain on investments and
 open futures contracts .................      43,903,353       263,880,312
Undistributed net investment income .....       6,862,860           119,812
Accumulated net realized gain (loss) on
 investments............................       39,660,594      (783,693,424)
                                           --------------    --------------
      NET ASSETS ........................  $1,776,594,871    $7,797,286,921
                                           ==============    ==============

Cost of investments .....................  $1,798,955,648    $7,527,745,861
Cost of cash denominated in foreign
 currencies.............................   $        1,238    $   23,781,058
CAPITAL SHARES:
Authorized ..............................     Two Billion         Unlimited
Par Value ...............................  $        0.001    $        1.000
Outstanding .............................     132,603,494       323,312,856
Net Asset Value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ....................  $        13.40    $        24.12



74 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


                                              BALANCED       GROWTH AND INCOME
                                            --------------  -------------------
INVESTMENT INCOME:
Dividends ................................  $  11,061,011    $    84,077,273
Interest .................................     51,267,909         18,102,794
                                            -------------    ---------------
                                               62,328,920        102,180,067
Foreign taxes withheld on dividends ......        (58,988)          (226,752)
                                            -------------    ---------------
     Total investment income .............     62,269,932        101,953,315
                                            -------------    ---------------
INVESTMENT EXPENSES:
Investment advisory fees .................      9,391,646         44,970,548
Administrative services fees .............      1,408,747          5,743,695
Printing and postage fees ................         54,615            283,770
Custody fees .............................         84,105            383,972
Transfer agent fees ......................          2,600             12,000
Audit fees ...............................         37,773             64,543
Directors'/Trustees' fees ................         54,371            263,179
Registration fees ........................          7,475             51,771
Miscellaneous expenses ...................         88,084            438,934
                                            -------------    ---------------
     Total investment expenses ...........     11,129,416         52,212,412
                                            -------------    ---------------
Net investment income ....................     51,140,516         49,740,903
                                            -------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .............................    199,446,380       (193,070,968)
 Options written..........................        485,898                 --
 Futures and forward foreign currency
 exchange contracts ......................     (3,447,278)         4,534,282
 Foreign currency related transactions ...     (3,130,352)        (1,784,053)
                                            -------------    ---------------
     Net realized gain (loss) on
     investments..........................    193,354,648       (190,320,739)
                                            -------------    ---------------
NET CHANGE IN UNREALIZED GAIN OR LOSS ON:
 Investments .............................   (250,728,362)      (848,531,792)
 Futures .................................     (2,230,523)        (4,749,952)
 Foreign currency related transactions ...        119,532          1,805,915
                                            -------------    ---------------
     Net change in unrealized gain or loss
     on investments ......................   (252,839,353)      (851,475,829)
                                            -------------    ---------------
Net realized and change in unrealized gain
 or loss on investments ..................    (59,484,705)    (1,041,796,568)
                                            -------------    ---------------
Net decrease in net assets resulting from
 operations...............................  $  (8,344,189)   $  (992,055,665)
                                            =============    ===============



    See Notes to Financial Statements.                                        75

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS





                                                       BALANCED
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $   51,140,516      $   53,817,712
Net realized gain on investments.......      193,354,648         120,178,612
Net change in unrealized gain or loss
 on investments........................     (252,839,353)         70,452,125
                                          --------------      --------------
 Net increase (decrease) in net assets
 resulting from operations.............       (8,344,189)        244,448,449
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (54,575,657)        (48,223,837)
From net realized gains................     (196,100,533)       (208,911,250)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders.........     (250,676,190)       (257,135,087)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............       17,219,824         157,690,824
Net asset value of shares issued upon
  reinvestment of distributions........      250,676,190         257,135,087
Payments for shares redeemed...........     (220,402,934)       (266,372,604)
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions....................       47,493,080         148,453,307
                                          --------------      --------------
Net change in net assets...............     (211,527,299)        135,766,669
NET ASSETS:
Beginning of period....................    1,988,122,170       1,852,355,501
                                          --------------      --------------
End of period..........................   $1,776,594,871      $1,988,122,170
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income...   $    6,862,860      $   13,745,731
                                          ==============      ==============
SHARE TRANSACTIONS:
Number of shares sold..................        1,109,077           9,998,070
Number of shares issued upon
  reinvestment of distributions........       18,003,635          16,986,297
Number of shares redeemed..............      (14,222,697)        (17,037,037)
                                          --------------      --------------
 Net increase..........................        4,890,015           9,947,330
                                          ==============      ==============



76 See Notes to Financial Statements.

                                                  GROWTH AND INCOME
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................  $    49,740,903     $    86,464,211
Net realized gain (loss) on investments     (190,320,739)      1,812,766,127
Net change in unrealized gain or loss
 on investments........................     (851,475,829)       (332,937,379)
                                         ---------------     ---------------
 Net increase (decrease) in net assets
 resulting from operations.............     (992,055,665)      1,566,292,959
                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (48,841,439)        (96,551,194)
From net realized gains................     (937,121,419)     (1,689,351,369)
                                         ---------------     ---------------
 Decrease in net assets from
 distributions to shareholders.........     (985,962,858)     (1,785,902,563)
                                         ---------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............       62,983,075         127,245,129
Net asset value of shares issued upon
  reinvestment of distributions........      985,501,674       1,785,140,798
Payments for shares redeemed...........   (1,302,669,662)     (1,464,338,336)
                                         ---------------     ---------------
 Net increase (decrease) in net assets
 from fund share transactions..........     (254,184,913)        448,047,591
                                         ---------------     ---------------
Net change in net assets...............   (2,232,203,436)        228,437,987
NET ASSETS:
Beginning of period....................   10,029,490,357       9,801,052,370
                                         ---------------     ---------------
End of period..........................  $ 7,797,286,921     $10,029,490,357
                                         ===============     ===============
End of period net assets includes
 undistributed net investment income...  $       119,812     $       222,113
                                         ===============     ===============
SHARE TRANSACTIONS:
Number of shares sold..................        2,162,359           3,851,960
Number of shares issued upon
  reinvestment of distributions........       38,745,330          59,832,318
Number of shares redeemed..............      (44,382,469)        (44,428,115)
                                         ---------------     ---------------
 Net increase (decrease)...............       (3,474,780)         19,256,163
                                         ===============     ===============



    See Notes to Financial Statements.                                        77

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000



1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced) and Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income), (individually, a Portfolio, and collectively, the Portfolios).

Balanced was incorporated under the laws of Maryland on December 14, 1988. Growth and Income was organized under the laws of Massachusetts on January 25, 1984. Balanced and Growth and Income are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 98.6% and 97.8% of Balanced and Growth and Income shares outstanding, respectively.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aetna Investment Services, LLC (AIS), each Portfolio's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and AIS, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

A Portfolio may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of December 31, 2000, Balanced had no outstanding swap agreements.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


in exchange for another currency at an agreed upon exchange rate. A Portfolio, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

H. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

I. LINE OF CREDIT

Balanced, Growth and Income, Aetna Variable Portfolio, Inc., Aetna Generation Portfolios, Inc., Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of December 31, 2000.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees as of December 31, 2000:

                                       ADVISORY FEE
                                       ------------
Balanced                                 0.50%
Growth and Income                        0.50%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.25% of the Portfolios' average daily net assets. For the period ended December 31, 2000, Aeltus paid ALIAC $27,181,097.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2000 were:

                                            COST OF PURCHASES       PROCEEDS FROM SALES
                                            -----------------       -------------------
Balanced                                     $3,148,602,894                  $3,363,602,977
Growth and Income                             12,955,171,326    14,055,206,187

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


5. OPTIONS

For the period ended December 31, 2000, the following reflects the written call activity:

                                          CALL OPTIONS WRITTEN

                        -----------------------------------------------------------
BALANCED                NUMBER OF                    PREMIUM
                        CONTRACTS
                        -----------------------------------------------------------
Outstanding December           --                          $--           $--
31, 1999
Written                   607,620                    897,243            --
Exercised                      --                           --            --
Expired                        --                           --            --
Closed                  (607,620)                  (897,243)       485,898
                        ------------------  -----------------    ----------------
Outstanding December           --                          $--           $485,898
31, 2000
                        -----------------------------------------------------------




6. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Portfolios' net asset values.

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED
BALANCED
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $ 15.57        $ 15.73       $16.03        $ 15.12        $ 14.50
                         -------        -------       ------        -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.43           0.44         0.46           0.50+          0.47+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.49)          1.56         2.11           2.73           1.59
                         -------        -------       ------        -------        -------
   Total from
    investment
    operations........     (0.06)          2.00         2.57           3.23           2.06
                         -------        -------       ------        -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.46)         (0.40)       (0.39)         (1.10)         (0.35)
 From net realized
 gains on investments      (1.65)         (1.76)       (2.48)         (1.22)         (1.09)
                         -------        -------       ------        -------        -------
   Total distributions     (2.11)         (2.16)       (2.87)         (2.32)         (1.44)
                         -------        -------       ------        -------        -------
Net asset value, end
 of period ...........   $ 13.40        $ 15.57       $15.73        $ 16.03        $ 15.12
                         =======        =======       ======        =======        =======

Total return* ........     (0.56)%        13.60%       16.93%         22.49%         15.17%
Net assets, end of
 period (millions) ...   $ 1,777        $ 1,988       $1,852        $ 1,642        $ 1,364
Ratio of total
 investment expenses
 to average net assets      0.59%          0.59%        0.59%          0.58%          0.45%
Ratio of net
 investment income to
 average net assets ..      2.72%          2.81%        3.01%          3.01%          3.21%
Portfolio turnover
 rate.................    182.13%        135.71%       85.83%        112.03%        107.80%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share date calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        83

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
GROWTH AND INCOME



Selected data for a fund share outstanding throughout each period:


                         YEEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $ 30.69        $ 31.87       $ 33.63       $ 32.39        $29.05
                         -------        -------       -------       -------        ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.17           0.31          0.38          0.54+         0.65+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (3.46)          4.86          4.47          8.94          6.45
                         -------        -------       -------       -------        ------
   Total from
    investment
    operations........     (3.29)          5.17          4.85          9.48          7.10
                         -------        -------       -------       -------        ------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.16)         (0.34)        (0.40)        (0.58)        (0.73)
 From net realized
 gains on investments      (3.12)         (6.01)        (6.21)        (7.66)        (3.03)
                         -------        -------       -------       -------        ------
   Total distributions     (3.28)         (6.35)        (6.61)        (8.24)        (3.76)
                         -------        -------       -------       -------        ------
Net asset value, end
 of period ...........   $ 24.12        $ 30.69       $ 31.87       $ 33.63        $32.39
                         =======        =======       =======       =======        ======

Total return* ........    (10.97)%        17.42%        14.49%        29.89%        24.46%
Net assets, end of
 period (millions)....   $ 7,797        $10,029       $ 9,801       $ 9,188        $6,954
Ratio of total
 investment expenses
 to average net assets      0.58%          0.58%         0.57%         0.56%         0.43%
Ratio of net
 investment income to
 average net assets...      0.55%          0.89%         1.03%         1.46%         2.02%
Portfolio turnover
 rate.................    149.45%        133.44%       145.64%       107.01%        85.03%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

84 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors/Trustees and Shareholders
Aetna Balanced VP, Inc. and Aetna Growth and Income VP:

We have audited the accompanying statements of assets and liabilities of Aetna Balanced VP, Inc. and Aetna Growth and Income VP (collectively the Growth and Income Portfolios), including the portfolios of investments as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Growth and Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Balanced VP, Inc. and Aetna Growth and Income VP as of December 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.






Hartford, Connecticut
February 2, 2001

GROWTH & INCOME PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2000
1. FUND CLOSURE

On March 1, 2000, each Portfolio's Board considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna Real Estate VP (Real Estate). Real Estate was closed to new direct investors on May 15, 2000. Shareholders of Real Estate approved the proposal on July 28, 2000 and Real Estate was liquidated on August 25, 2000. Below are the results of the shareholder vote:


                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
   Real Estate
                    664,888.718         76.3%            14.0%             9.7%



2. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR
In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Balanced              11.17%
Growth and Income      13.92%


In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends, which qualify to be taxed at long-term capital gain rates:


Balanced             144,002,882         1.2117
Growth and Income    297,476,573         0.9880



3. SHAREHOLDER MEETING

The shareholders of Aetna voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING. Consummation of the transaction has resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of each Portfolio's investment advisory agreement. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Portfolio. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS/TRUSTEES
The following individuals were elected to serve as Directors/Trustees of the Portfolios. Every individual named served as a Director/Trustee prior to this election and there are no other individuals currently serving as Directors/Trustees of the Portfolios.

                                NUMBER OF                % OF VOTES
                                                   -------------------------
       BALANCED               SHARES VOTING        CAST FOR        WITHHELD
------------------------     -----------------     ----------     ----------
Albert E. DePrince Jr.        82,691,518.039       96.022%        3.978%
Maria T. Fighetti             82,691,518.039       95.957%        4.043%
J. Scott Fox                  82,691,518.039       95.944%        4.056%
David L. Grove                82,691,518.039       95.859%        4.141%
John Y. Kim                   82,691,518.039       95.977%        4.023%
Sidney Koch                   82,691,518.039       96.020%        3.980%
Corine T. Norgaard            82,691,518.039       95.986%        4.014%
Richard G. Scheide            82,691,518.039       95.881%        4.119%

                                NUMBER OF                % OF VOTES
                                                   -------------------------
  GROWTH AND INCOME           SHARES VOTING        CAST FOR        WITHHELD
------------------------     -----------------     ----------     ----------
Albert E. DePrince Jr.
                             242,804,453.142       98.250%          1.750%
Maria T. Fighetti
                             242,804,453.142       98.261%          1.739%
J. Scott Fox
                             242,804,453.142       98.219%          1.781%
David L. Grove
                             242,804,453.142       97.991%          2.009%
John Y. Kim
                             242,804,453.142       98.221%          1.779%
Sidney Koch
                             242,804,453.142       98.165%          1.835%
Corine T. Norgaard
                             242,804,453.142       98.250%          1.750%
Richard G. Scheide
                             242,804,453.142       98.009%          1.991%



B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders of each Portfolio voted to approve a new investment advisory agreement (Agreement) between each Portfolio and Aeltus. The Agreements contain no change in advisory fees payable to Aeltus.

                      NUMBER OF                          % OF VOTES
                                         --------------------------------------------
                    SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   -----------------     ----------     --------------     ----------
Balanced
                    82,691,518.039       93.007%           3.903%            3.090%
Growth and Income
                   242,804,453.142       96.011%           1.926%            2.063%



C. APPROVAL OF AMENDMENT TO DECLARATION OF TRUST
Shareholders of Growth and Income voted to approve an amendment to the Portfolio's Declaration of Trust that the Board set a record date for the determination of shareholders entitled to vote at a shareholder meeting not more than 60 days prior to the meeting with the authority to establish a record date not more than 90 days prior to the meeting date.

                                                   NUMBER OF                          % OF VOTES
                                                                      --------------------------------------------
                                                 SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                                                -----------------     ----------     --------------     ----------
Growth and Income
                                                242,804,453.142       95.942%           1.651%            2.407%

GROWTH & INCOME PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2000


D. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of the Portfolios approved the selection of KPMG LLP as independent auditors for the year ending December 31, 2001.

                                                  NUMBER OF                          % OF VOTES
                                                                     --------------------------------------------
                                                SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                                               -----------------     ----------     --------------     ----------
Balanced
                                                82,691,518.039       94.867%           2.228%            2.905%
Growth and Income
                                               242,804,453.142       97.381%           0.903%            1.716%

LOGO

                                    [GRAPH]

BOND VP                                                     Dec-90      Dec-91      Dec-92     Dec-93     Dec-94     Dec-95
Aetna Bond VP                                89             10,000      11,943      12,833     14,075     13,540     16,010
Lehman Brothers Aggregate Bond Index         89             10,000      11,600      12,458     13,673     13,274     15,726


BOND VP                                       Dec-96     Dec-97      Dec-98      Dec-99      Dec-00
Aetna Bond VP                                 16,585     17,963      19,425      19,281      21,139
Lehman Brothers Aggregate Bond Index          16,296     17,870      19,421      19,261      21,500

      Average Annual Total Returns
 for the year ended December 31, 2000*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   9.64%         5.72%         7.77%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated a 9.64% total return, net of fund expenses, for the year ended December 31, 2000. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 11.63% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

We entered 2000 on the heels of a blistering 8.3% Gross Domestic Product (GDP) growth rate in the last three months of 1999. However, a series of rate increases by the Federal Reserve Bank (Fed), 100 basis points in total, and stock market weakness contributed to a significantly weaker economy by the end of 2000. (One basis point is equal to one hundredth of a percent, or 0.01%). Most recently, in the third quarter of 2000, the GDP growth rate was 2.2%, with expected growth rate of 2.7% in the fourth quarter.

Given the slower pace of growth, declining stock markets, and wavering consumer confidence, the Fed is expected to ease rates significantly in early 2001. Federal Funds futures are pricing in at least 100 basis points of easing by mid-year. Interest rates declined across the yield curve as market expectation shifted from a tighter to a more accommodative Fed. For the year, yields from two to thirty years all declined by over 100 basis points.

The dollar remained strong for much of the year, appreciating from 1.01 dollars per euro to 0.83, before weakening to finish the year at 0.94. Spreads in most sectors widened due to supply and credit concerns. In higher quality sectors, spreads widened as Treasuries traded at a premium based on reduced supply. Within credit sectors, spreads widened dramatically due to credit
                                                               See Definition of

Terms.                                                                     89
concerns, increases in default rates, and tighter credit conditions. In general, the lower the credit quality, the worse the performance.

For the year, investment grade corporate bonds and high yield bonds underperformed duration-equivalent Treasuries. While the extent of the underperformance in other sectors pales in comparison, mortgage-backed securities underperformed by 69 basis points, largely due to prepayment concerns as yields declined, while collateralized mortgage backed securities (-35 basis points), agencies (-10 basis points), and asset backed securities (+40 basis points) showed mixed performance.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

Asset allocation, specifically an underweight position in credit sectors, was a positive contributor to performance. Our main investment theme for the year was the continued deterioration in credit quality, and this came to fruition. However, security selection within lower quality corporate bonds, specifically telecommunication bonds, had a negative impact on performance. Security selection within our Treasury holdings also negatively impacted performance. Our duration posture also had a negative impact on performance, as our expectation that rates would increase due to Fed tightening was not realized as a result of supply considerations and a weaker economy.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While we believe that credit quality could continue to deteriorate, our valuation measures indicate that much of this is already priced into the market. Based on this, we expect to overweight corporate sectors early in 2001. Investment grade corporate bonds are most attractive from a risk/reward standpoint, but selective high yield also looks attractive at current levels. Based on our rate view and valuation measures, we also favor an overweight in mortgage-backed securities versus agencies. We expect to remain short duration. We believe the current low level of yields has been driven by technical factors that could reverse quickly, and we also believe from a fundamental standpoint that this level of rates underestimates current inflation risk.

QUALITY RATINGS
AAA                               69.4%
AA                                 1.4%
A                                 18.5%
BBB                                8.5%
BB                                 0.5%
B                                  1.1%
N/R+                               0.6%



WEIGHTED AVERAGE LIFE TO MATURITY
 0 - 1 years                      27.6%
 1 - 5 years                      10.6%
 5 - 10 years                     19.2%
10 - 20 years                      6.0%
20 + years                        36.6%


/+ /The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

90 See Definition of Terms.

LOGO

                                    [GRAPH]

MONEY MARKET VP                                        Dec-90      Dec-91      Dec-92     Dec-93     Dec-94     Dec-95     Dec-96
Aetna Money Market VP                        91        10,000      10,653      11,044     11,396     11,862     12,580     13,256
Money Funds Report Average/All Taxable       91        10,000      10,556      10,909     11,200     11,613     12,234     12,825


MONEY MARKET VP                              Dec-97      Dec-98      Dec-99     Dec-00
Aetna Money Market VP                        13,981      14,744      15,492     16,480
Money Funds Report Average/All Taxable       13,463      14,128      14,783     15,628

      Average Annual Total Returns
 for the year ended December 31, 2000*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   6.38%         5.55%         5.12%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA MONEY MARKET VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 6.38% total return, net of fund expenses, for the year ended December 31, 2000. The benchmark, Money Funds Report Averages/All Taxable(b), returned 5.71% for the same period. As of December 31, 2000, the Portfolio reported a 7-day yield of 6.36% with an average weighted maturity of 66 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Soaring economic growth at the beginning of the year caused the Federal Reserve Bank (Fed) to tighten the Fed Funds rate 100 basis points in total and money market rates to trend upward. (One basis point is equal to one hundredth of a percent, or 0.01%). The central bank retained a tightening bias until year-end, when data revealing a slowdown in the economy, declining stock markets, and wavering consumer confidence allowed the Fed to return to an easing stance. By year-end, the market was priced for significant easings for early 2001.

Interest rates declined across the yield curve as market expectations shifted from a tighter to a more accommodative Fed. Also providing support to the Treasury market was reduced supply resulting from the government surplus. Money market funds continued to attract investor interest, as volatility in the stock market increased their allure as a safe haven. This increase in cash put a damper on money market yields in the fourth quarter, negating the seasonal technical pressures that normally cause rates to rise at year-end.

                                                               See Definition of

Terms.                                                                     91

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR?

Asset allocation, specifically an overweighting in asset-backed notes and floating rate instruments, was a positive contributor to performance. However, security selection within the finance company and electric utility sectors had a negative impact on performance.

Our positioning of weighted average maturity had a positive impact on performance, as the Portfolio was shorter than the industry average prior to Fed tightenings at the beginning of the year and longer than the standard at year-end, when rates were lower from expectations of Fed easing.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Slower revenue growth, equity buybacks and higher borrowing costs for lower-quality issuers have negatively affected corporate liquidity and could cause an increase in short term credit rating downgrades. We intend to increase our holdings in the higher-quality asset-backed note sector as a result of these expectations. We also intend to add to our floating rate holdings in order to supply incremental yield to the Portfolio.

Finally, we expect to maintain a weighted average maturity that is longer than the industry average as long as the Fed remains in an accommodative stance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund is a money market fund which does not seek to maintain a stable $1.00 net asset value. While the fund's management objective includes the preservation of capital, it is possible to lose money by investing in the fund.

QUALITY RATINGS*
Tier 1                           100.0%
Tier 2                             0.0%


MATURITY DISTRIBUTION
 1 - 30 days                      25.2%
 31 - 60 days                     18.3%
 61 - 90 days                     10.8%
 91 - 120 days                     2.6%
121 - 180 days                    11.1%
181 - 397 days                    32.0%

* Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through December 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

92 See Definition of Terms.

DEFINITION OF TERMS

(a)The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index,
  Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(b)The Money Funds Averages/All Taxable is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

The unmanaged indices described above are not available for individual investment.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BOND


                                          NUMBER OF            MARKET
                                           SHARES
                                                                VALUE
                                        --------------     ---------------

LONG-TERM BONDS AND NOTES (82.9%)

CORPORATE BONDS (25.4%)

AEROSPACE/DEFENSE (0.1%)
United Technologies                     $  1,035,000       $   1,092,091
 Corp.,7.13%,11/15/10
                                                           ---------------

AUTOMOTIVE (3.6%)
DaimlerChrysler NA Holdings
 Inc.,7.20%,09/01/09                       6,515,000           6,227,167
DaimlerChrysler NA Holdings
 Inc.,7.75%,06/15/05                      12,715,000          12,934,842
DaimlerChrysler NA Holdings
 Inc.,8.00%,06/15/10                       6,405,000           6,441,573
                                                              25,603,582

                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS
 (1.0%)

AT&T Canada Inc.,Zero Coupon,06/15/08      4,095,000           3,348,973
Vodafone AirTouch Plc,7.75%,02/15/10
 ++.................                       3,435,000           3,555,723
                                                               6,904,696

                                                           ---------------

COMMUNICATIONS EQUIPMENT (1.0%)

Cox Communications Inc.,6.85%,01/15/18     3,540,000           3,316,060

Cox Communications Inc.,7.75%,11/01/10     3,410,000           3,529,998
                                                               6,846,058

                                                           ---------------

CORPORATE FINANCE (7.5%)

Bank One Corp.,7.88%,08/01/10 ++           3,435,000           3,578,205
CIT Group Holdings,
 Inc.,7.50%,11/14/03                       2,100,000           2,149,308

First Union Corp.,7.55%,08/18/05           1,595,000           1,644,860

Ford Motor Credit Corp.,7.60%,08/01/05    10,450,000          10,747,616

Ford Motor Credit Corp.,7.88%,06/15/10    19,450,000          20,007,631
General Electric Capital Corp.,
 6.50%,12/10/07 .....                      2,670,000           2,717,740
General Electric Capital Corp.,
 6.88%,11/15/10 .....                      1,360,000           1,423,689
General Motors Acceptance Corp.,
 7.50%,07/15/05 .....                      3,435,000           3,533,791

Household Finance Corp.,8.00%,05/09/05     1,745,000           1,829,894

Textron Financial Corp.,7.13%,12/09/04     1,780,000           1,797,337
Verizon Global Funding
 Corp.,7.25%,12/01/10                      4,060,000           4,145,666
                                                              53,575,737

                                                           ---------------

CORPORATE FOREIGN (0.9%)
Abitibi-Consolidated
 Inc.,8.30%,08/01/05                       1,740,000           1,767,022
International Bank Reconstruction &
 Development,7.00%,01/27/05                3,570,000           3,730,650

RSL Communications Plc,10.50%,11/15/08     1,670,000             133,600

Telewest Plc,11.00%,10/01/07                 879,000             777,915
                                                               6,409,187

                                                           ---------------
CORPORATE INDUSTRIAL - BASIC INDUSTRY
 (0.5%)
Dow Chemical Co.,7.38%,11/01/29            3,480,000           3,483,932

                                                           ---------------
CORPORATE INDUSTRIAL - CAPITAL GOODS
 (2.3%)

Boeing Capital Corp.,7.38%,09/27/10        3,420,000           3,680,878

Bombardier Capital Inc.,7.50%,10/17/05     1,700,000           1,738,726


                                        --------------     ---------------

CORPORATE BONDS (CONTINUED)
CORPORATE INDUSTRIAL - CAPITAL GOODS
 (CONTINUED)

Raytheon Co.,6.15%,11/01/08             $  5,570,000       $   5,317,957
Tyco International Group
 SA,5.88%,11/01/04..                       2,575,000           2,524,993
Tyco International Group
 SA,6.13%,11/01/08..                       2,945,000           2,824,373
                                                              16,086,927

                                                           ---------------
CORPORATE INDUSTRIAL - CONSUMER
 CYCLICAL (0.8%)

Keyspan Corp.,7.63%,11/15/10               2,700,000           2,865,510

WestPoint Stevens Inc.,7.88%,06/15/05      3,405,000           2,536,725
                                                               5,402,235

                                                           ---------------

CORPORATE INDUSTRIAL - ENERGY (0.9%)

Baker Hughes Inc.,6.25%,01/15/09             430,000             423,817
Repsol International
 Finance,7.45%,07/15/05                    5,520,000           5,660,760
                                                               6,084,577

                                                           ---------------
CORPORATE INDUSTRIAL - TECHNOLOGY
 (0.3%)
Motorola, Inc.,7.63%,11/15/10              1,950,000           2,007,759

                                                           ---------------

CORPORATE UTILITIES (2.2%)
Duke Energy Field Services, Inc.,
 7.88%,08/16/10 .....                      3,855,000           4,103,840

Florida Power & Light,6.88%,12/01/05       3,115,000           3,192,221

Hyperion Telecom Corp.,0.00%,04/15/03      2,280,000           1,687,200
Metromedia International Group, Inc.,
 10.00%,11/15/08 ....                        350,000             291,375

Unilever Capital Corp.,6.88%,11/01/05      3,420,000           3,530,876

WorldCom, Inc.,7.38%,01/15/06              2,690,000           2,703,450
                                                              15,508,962

                                                           ---------------

DISTRIBUTORS - FOOD & HEALTH (0.8%)
ConAgra Foods, Inc.,7.50%,09/15/05         5,725,000           5,991,499

                                                           ---------------

ELECTRIC COMPANIES (0.8%)
Dominion Resources,
 Inc.,8.13%,06/15/10                       3,400,000           3,675,094
Edison International
 Inc.,6.88%,09/15/04                       1,480,000           1,207,932
Pacific Gas & Electric
 Co.,7.38%,11/01/05 +                      1,200,000           1,001,244
                                                               5,884,270

                                                           ---------------

FINANCIAL - DIVERSIFIED (1.6%)

Citigroup Inc.,7.25%,10/01/10              5,110,000           5,285,222
Countrywide Home Loans, Inc.,
 6.85%,06/15/04 .....                        870,000             872,958
Qwest Capital Funding
 Inc.,7.75%,08/15/06                       3,375,000           3,516,143
Qwest Capital Funding
 Inc.,7.90%,08/15/10                       2,005,000           2,084,939
                                                              11,759,262

                                                           ---------------

NATURAL GAS - DISTRIBUTION - PIPE LINE (0.4%)
Tennessee Gas Pipeline,7.00%,10/15/28      3,465,000           3,228,652

                                                           ---------------

OTHER TELECOMMUNICATIONS (0.7%)
British
 Telecommunications,8.13%,12/15/10         4,635,000           4,686,402
TOTAL CORPORATE BONDS (COST $180,117,087)                    180,555,828

                                                           ---------------

FOREIGN AND SUPRANATIONALS (7.7%)

CORPORATE FOREIGN (0.8%)
IMPSAT Fiber Networks
 Inc.,13.75%,02/15/05                      1,894,000           1,335,270

94 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                           SHARES
                                                                VALUE
                                        --------------     ---------------

FOREIGN AND SUPRANATIONALS (CONTINUED)

CORPORATE FOREIGN (CONTINUED)
Inter-American Development
 Bank,6.75%,07/15/27                    $  3,085,000       $   3,158,134
Inter-American Development
 Bank,7.38%,01/15/10                         750,000             819,375
                                                               5,312,779

                                                           ---------------

INTERNATIONAL BONDS (6.9%)

Bundesschatzanweisungen,4.50%,03/15/02    13,430,000          12,593,035

French Treasury Note,5.50%,04/25/10       37,500,000          36,490,348
                                                              49,083,383

                                                           ---------------
TOTAL FOREIGN AND SUPRANATIONALS                              54,396,162
 (COST $51,436,040)
                                                           ---------------

NON-AGENCY MORTGAGE-BACKED SECURITIES (0.1%)

U.S. MORTGAGE BACKED - OTHER (0.1%)
Security Pacific National                    681,915             681,915
 Bank,8.50%,04/25/17 i
                                                           ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST                681,915
 $681,915)
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (38.2%)

U.S. MORTGAGE BACKED - FHLMC (0.3%)
Federal Home Loan Mortgage                 2,428,971           2,485,639
 Corp.,7.50%,12/01/11
                                                           ---------------

U.S. MORTGAGE BACKED - FNMA (31.2%)
Federal National Mortgage
 Assoc.,6.00%,07/01/29                     6,868,134           6,651,307
Federal National Mortgage
 Assoc.,6.50%,11/01/13-08/01/29           55,992,636          55,350,338
Federal National Mortgage
 Assoc.,7.00%,08/01/25-01/01/30           14,284,248          14,321,092
Federal National Mortgage
 Assoc.,7.00%,01/25/30 #                  55,840,000          55,927,110
Federal National Mortgage
 Assoc.,7.50%,07/01/11-11/01/30           31,057,091          31,548,162
Federal National Mortgage
 Assoc.,7.50%,02/25/31 #                  11,400,000          11,567,466
Federal National Mortgage
 Assoc.,8.00%,02/25/31 #                  30,490,000          31,242,798
Federal National Mortgage
 Assoc.,8.50%,11/01/23-01/01/25           11,930,096          12,336,866
Federal National Mortgage
 Assoc.,10.00%,02/25/19                    2,900,136           3,126,695
                                                             222,071,834

                                                           ---------------

U.S. MORTGAGE BACKED - GNMA (6.7%)
Government National Mortgage
 Assoc.,6.00%,12/20/29 #                   2,146,883           2,159,636
Government National Mortgage
 Assoc.,6.38%,04/20/28                     2,657,401           2,674,010
Government National Mortgage
 Assoc.,7.00%,04/01/16 #                   5,800,000           5,825,404
Government National Mortgage
 Assoc.,7.00%,04/15/26                     5,887,540           5,918,802
Government National Mortgage
 Assoc.,7.50%,11/20/30                    10,282,685          10,424,072


                                        --------------     ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
Government National Mortgage
 Assoc.,8.00%,12/15/17                   $16,701,728       $  17,134,929
Government National Mortgage
 Assoc.,10.50%,02/15/13-1/15/21            3,058,676           3,378,169
                                                              47,515,022

                                                           ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                 272,072,495
 SECURITIES (COST $267,888,994)
                                                           ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.8%)

U.S. GOVERNMENT - AGENCY (0.8%)
Small Business Administration 92-20K,      5,621,620           5,780,376
 7.55%,11/01/12 .....
                                                           ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST             5,780,376
 $5,908,638)
                                                           ---------------

U.S. TREASURY OBLIGATIONS (10.7%)

U.S. GOVERNMENT - TREASURY (10.7%)
Treasury Inflation
 Index,3.38%,01/15/07                      8,625,000           9,297,630
Treasury Inflation
 Index,4.25%,01/15/10                     12,072,000          12,974,321

U.S. Treasury Bond,6.13%,08/15/29         17,848,000          19,412,556

U.S. Treasury Bond,8.13%,05/15/21 *       13,225,000          17,254,525

U.S. Treasury Note,8.13%,08/15/21         13,225,000          17,293,803
TOTAL U.S. TREASURY OBLIGATIONS                               76,232,835
 (COST $72,969,119)
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST                        589,719,611
 $579,001,793)
                                                           ---------------


                                        --------------

CALL OPTIONS PURCHASED (0.3%)
Euro Currency Option Callable
 .8490,03/20/01.....                          77,562             715,338
Euro Currency Option Callable
 .8609,03/13/01.....                          92,228             766,345
Euro Currency Option Callable
 .8925,02/26/01.....                          79,399             413,441
Euro Currency Option Callable
 .9025,02/21/01.....                         127,890             577,566
TOTAL CALL OPTIONS (COST $1,355,941)                           2,472,690

                                                           ---------------

PUT OPTIONS PURCHASED (0.0%)
Euro Currency Option Put
 .9082,01/18/01.....                         358,000              84,032
U.S. Treasury Option
 Put,6.25%,02/03/01.                          14,185                   -
U.S. Treasury Option
 Put,6.38%,01/03/01.                          65,575                   -
U.S. Treasury Option
 Put,6.75%,01/03/01.                          33,165                   -
TOTAL PUT OPTIONS (COST $1,224,353)                               84,032

                                                           ---------------


                                        --------------

PREFERRED STOCK (0.4%)

Hercules Trust 11,6.50%,06/30/29               5,408           2,939,248
TOTAL PREFERRED STOCK                                          2,939,248
 (COST $3,028,480)
                                                           ---------------

    See Notes to Portfolio of Investments.                                    95

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
BOND (CONTINUED)

                                          NUMBER OF            MARKET
                                           SHARES
                                                                VALUE
                                        --------------     ---------------

SHORT-TERM INVESTMENTS (30.5%)
Countrywide Home Loans,
 Inc.,6.63%,01/02/01                    $  9,195,000       $   9,195,000

Hilton Hotel Corp.,7.35%,01/03/01         12,000,000          11,997,550

Hilton Hotel Corp.,7.75%,01/03/01          4,500,000           4,499,031

Houston Industries,6.95%,01/10/01         15,000,000          14,976,833

Kroger Co.,6.34%,06/01/01 *               15,375,000          15,336,563

Lockheed Martin Corp.,6.85%,05/15/01 *    13,570,000          13,553,038

Lockheed Martin Corp.,8.95%,05/15/01 *     7,500,000           7,556,250

Mallinckrodt Inc.,6.30%,03/15/01 *         5,100,000           5,093,625

Peco Energy Co.,7.50%,01/02/01            25,000,000          25,000,000
Public Service Enterprise Group, Inc.,
 6.96%,06/15/01 * ...                     15,000,000          15,000,000

Raytheon Co.,5.95%,03/15/01 *             19,354,000          19,305,615
Seagram (Joseph E.) &
 Sons,7.45%,01/12/01                      23,500,000          23,451,368
Sears Roebuck Acceptance Corp.,
 7.75%,01/09/01 .....                      5,000,000           4,992,465

TRW, Inc.,6.45%,06/15/01 *                19,500,000          19,451,250

U.S. Treasury Bill,5.58%,04/19/01 @          100,000              98,338

U.S. Treasury Bill,5.80%,04/19/01 @          160,000             157,341

U.S. Treasury Bill,5.86%,04/19/01 @          300,000             295,014

U.S. Treasury Bill,6.11%,04/19/01 @          100,000              98,338
Union Oil Co. of Calif.,9.10%,08/15/01
 *..................                       4,000,000           4,055,000

Wheels Inc.,7.10%,01/02/01 +              22,500,000          22,500,000
TOTAL SHORT-TERM INVESTMENTS                                 216,612,619
 (COST $216,592,323)
                                                           ---------------
TOTAL INVESTMENTS
 (COST $801,202,890)(A)                                      811,828,200
OTHER ASSETS LESS LIABILITIES                               (100,617,266  )

                                                           ---------------
TOTAL NET ASSETS                                           $ 711,210,934

                                                           ---------------


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$801,633,365. Unrealized gains and losses, based on identified tax cost at
December 31, 2000, are as follows:
Unrealized gains................................          $ 15,503,170
Unrealized losses...............................           (5,308,335)
                                                  --------------------
 Net unrealized gain............................          $ 10,194,835
                                                  ====================


Information concerning open futures contracts at December 31, 2000 is shown below:
                                        NOTIONAL
                           NO. OF        MARKET      EXPIRATION    UNREALIZED
                          CONTRACTS      VALUE          DATE       GAIN/(LOSS)
                          ---------  --------------  ----------  ---------------
    SHORT CONTRACTS
------------------------
U.S. 2 Yr. Treasury Bond      66      $(13,408,312)    Mar 01      $  (142,643)
U.S. 10 Yr. Treasury
Bond....................
                             584       (61,237,875)    Mar 01         (548,498)
                                     --------------              --------------
                                       (74,646,187)                   (691,141)
                                     ==============              ==============


* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2000.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
+ Non-income producing security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
# When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2000.
i This security has been determined to be illiquid under guidelines established by the Board of Trustees.



Acquisition date and cost concerning illiquid securities at December 31, 2000 is shown below:
                                      ACQUISITION
                                          DATE                     COST
                               --------------------------  --------------------
                                  08/13/91 & 06/11/92
Pacific Gas & Electric Co ...
                                                               $ 1,198,084
                                  09/16/91 & 06/24/92
Security Pacific.............
                                                                   681,915
Wheels Inc...................                12/29/00           22,500,000
                                                           ---------------
                                                               $24,379,999
                                                           ===============


The market value of the total illiquid securities above is $24,183,159 which represents 3.40% of the total net assets.

Category percentages are based on net assets.

96 See Notes to Financial Statements.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
MONEY MARKET


                                       PRINCIPAL              VALUE
                                         AMOUNT
                                      --------------     -----------------
ASSET-BACKED SECURITIES (65.3%)
Americredit Auto Receivables Trust,
 6.72%,12/05/01 ....................  $ 26,000,000            26,015,742
Americredit Auto Receivables Trust,
 6.89%,06/05/01 ....................     5,430,740             5,430,740
ANRC Auto Owner Trust,6.72%,08/15/01    15,526,268            15,528,694
BMW Vehicle Lease
 Trust,6.67%,10/25/01...............    11,561,271            11,571,658
Chase Manhattan Auto,6.47%,12/15/01     27,000,000            27,001,055
Chevy Chase Auto Receivables Trust,
 6.87%,07/12/01 ....................     2,508,670             2,509,258
CIT Equipment Collateral Owner
 Trust,
 6.64%,06/20/01 ....................    16,708,133            16,710,091
Citibank Credit Card
 MT,6.57%,01/02/01 ++...............     8,733,000             8,733,000
CNH Equipment Trust,6.66%,10/21/01..    11,261,533            11,261,973
Conseco Finance Lease LLC,
 6.84%,08/20/01 ++ .................    14,494,018            14,500,246
Conseco Finance Vehicle Trust,
 6.75%,12/15/01 ++ .................    38,821,430            38,842,660
Copelco Capital Funding LLC,
 6.51%,05/14/01 ....................     7,969,702             7,968,768
Countrywide Funding,6.81%,08/15/01 .    53,000,000            52,942,760
Dealers Capital Acceptance Trust,
 Inc.,
 6.62%,01/02/01 ....................    34,343,000            34,343,000
DVI Receivables,6.71%,11/12/01 .....    19,555,553            19,576,560
DVI Receivables,6.72%,05/14/01 .....     3,029,910             3,029,456
First Security Auto Owner Trust,
 6.66%,09/15/01 ....................     6,071,423             6,071,897
Ford Credit Auto Owner Trust,
 6.67%,06/15/01 ....................    19,147,586            19,147,586
Great America Leasing,6.96%,06/20/01     4,748,920             4,750,404
Honda Auto Receivables Owner Trust,
 6.71%,11/15/01 ....................    15,634,958            15,655,113
Ikon Receivables LLC,6.66%,12/17/01     16,933,524            16,936,911
Jefferson Smurfit Finance Co.,
 6.54%,02/27/01 ....................     6,480,000             6,414,077
Jefferson Smurfit Finance Co.,
 6.50%,02/02/01 ....................     2,000,000             1,988,806
Jefferson Smurfit Finance Co.,
 6.55%,02/09/01 ....................     2,500,000             2,482,715
Jefferson Smurfit Finance Co.,
 6.65%,01/08/01 ....................     3,660,000             3,655,944
Jefferson Smurfit Finance Co.,
 6.65%,01/09/01 ....................     2,500,000             2,496,767
Lehman Brothers Holdings Inc.,
 7.05%,09/04/01 ....................    11,000,000            11,013,750
Long Lane Master
 Trust,6.58%,02/08/01 ++............    25,000,000            24,830,931
Long Lane Master Trust IV - Series
 A,
 5.97%,06/25/01 ++ .................     7,655,000             7,436,297
Long Lane Master Trust IV - Series
 A,
 6.65%,01/02/01 ++ .................     4,500,000             4,500,000
MLMI Resecuritization,6.67%,11/27/01    27,246,938            27,321,441
MLMI Resecuritization,6.68%,11/27/01    25,797,448            25,800,471
MMCA Auto Owner Trust 2000-1,
 6.73%,05/15/01 ....................    16,905,471            16,909,433
                                       PRINCIPAL              VALUE
                                         AMOUNT
                                      --------------     -----------------
ASSET-BACKED SECURITIES (CONTINUED)
MMCA Auto Owner Trust 2000-1,
 6.73%,08/15/01 ....................   $10,277,756            10,285,384
Navistar Financial
 Owner,6.73%,11/15/01...............     8,375,594             8,380,174
Nissan Auto
 Receivables,6.83%,07/16/01 ++ .....    11,864,020            11,865,642
Nissan Auto
 Receivables,6.92%,06/20/01 + ......     6,744,977             6,748,271
Onyx Acceptance Owner Trust,
 6.79%,08/15/01 ....................     6,886,955             6,888,031
Orix Credit Alliance Receivables
 Trust,
 6.76%,09/15/01 ....................    34,887,666            34,906,745
Peoplefirst.com Auto Receivables
 Owner Trust,6.54%,12/15/01 ........    16,000,000            15,999,063
Racers Series 2000mm,6.66%,05/30/01
 ++ ................................    50,000,000            50,004,000
Sheffield Receivable Corp.,
 6.41%,03/14/01 ++ .................    21,600,000            21,334,968
Sheffield Receivable Corp.,
 6.65%,01/25/01 ++ .................    18,000,000            17,923,525
Syndicated Loan Funding Trust,
 6.86%,03/15/01 ++ .................    25,000,000            25,003,750
Textron Financial
 Corp.,6.67%,10/15/01 ++ ...........     5,393,590             5,394,327
Variable Funding
 Capital,6.55%,02/20/01 ++ .........    15,000,000            14,866,271
Variable Funding
 Capital,6.70%,01/02/01 ++..........    42,000,000            42,000,000
WFS Financial Owner Trust 2000-D,
 6.69%,10/20/01 ....................    16,000,000            16,018,125
TOTAL ASSET-BACKED SECURITIES                                780,996,480
                                                         -----------------
COMMERCIAL PAPER - DOMESTIC (5.3%)
First Allmerica Financial Life
 Insurance Corp.,6.50%,03/06/01 ....     3,600,000             3,560,688
First Allmerica Financial Life
 Insurance Corp.,6.55%,02/21/01 ....     8,500,000             8,422,674
Goldman Sachs Group
 LP,6.28%,05/09/01..................    22,900,000            22,416,810
UBS Finance, Inc.,5.85%,07/20/01 ...    30,000,000            29,043,000
TOTAL COMMERCIAL PAPER - DOMESTIC                             63,443,172
                                                         -----------------
COMMERCIAL PAPER - FOREIGN (1.5%)
Svenska Handelsbanken, Inc.,
 6.30%,05/07/01 ....................    18,300,000            17,918,079
TOTAL COMMERCIAL PAPER - FOREIGN                              17,918,079
                                                         -----------------
CORPORATE NOTES (7.5%)
Bank One Corp.,6.93%,01/16/01 ++ ...    15,000,000            15,000,563
Fleet Boston Corp.,6.83%,01/29/01 ..    20,000,000            19,999,647
Vodafone AirTouch Plc,6.62%,06/05/01
 ++ ................................    35,000,000            35,019,250
Vodafone AirTouch Plc,6.74%,12/19/01
 ++ ................................    20,000,000            20,023,780
TOTAL CORPORATE NOTES                                         90,043,240
                                                         -----------------
AGENCY OBLIGATIONS (2.2%)
Student Loan Marketing Assoc.,
 6.31%,02/01/01 ....................    18,000,000            18,001,384
Student Loan Marketing Assoc.,
 6.34%,03/23/01 ....................     8,850,000             8,853,274
TOTAL AGENCY OBLIGATIONS                                      26,854,658
                                                         -----------------
                                       PRINCIPAL              VALUE
                                         AMOUNT
                                      --------------     -----------------
MEDIUM-TERM NOTES - DOMESTIC (10.5%)
American Express Centurion Bank,
 6.67%,10/16/01 ....................  $ 17,000,000            16,996,260
Associates Corp. N.A.,6.44%,10/01/01    45,000,000            45,000,000
Ciesco LP,6.68%,10/15/01 ++ ........    32,000,000            31,988,160
Pacific Gas & Electric Co.,
 7.06%,10/31/01 i (1) ..............    11,500,000            11,500,575
Washington Mutual Financial Corp.,
 5.88%,02/27/01 ++ .................    10,000,000             9,984,777
Washington Mutual Financial Corp.,
 6.75%,01/24/01 ++ .................    10,000,000             9,958,750
TOTAL MEDIUM-TERM NOTES - DOMESTIC                           125,428,522
                                                         -----------------
MEDIUM-TERM NOTES - FOREIGN (4.0%)
Lehman Brothers Holdings Inc.,
 6.69%,11/23/01 ....................    20,000,000            19,999,000
Republic of Argentina,
 Zero Coupon,04/15/01 ..............    28,000,000            27,470,800
TOTAL MEDIUM-TERM NOTES - FOREIGN                             47,469,800
                                                         -----------------
TOTAL INVESTMENTS
 (COST $1,151,877,885)(A)                                  1,152,153,951
OTHER ASSETS LESS LIABILITIES                                 43,776,442
                                                         -----------------
TOTAL NET ASSETS                                          $1,195,930,393
                                                         -----------------


    See Notes to Portfolio of Investments.                                    97

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000
MONEY MARKET (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at December 31,
2000, are as follows:
Unrealized gains.............................             $ 345,635
Unrealized losses............................              (69,570)
                                               --------------------
 Net unrealized gain.........................             $ 276,065
                                               ====================


+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
i This security has been determined to be illiquid under guidelines established by the Board of Trustees.











Acquisition date and cost concerning illiquid securities at December 31, 2000 is shown below:
                                       ACQUISITION
                                           DATE                   COST
                                   --------------------  ----------------------
Nissan Auto Receivables..........        05/24/00             $ 6,744,628
Pacific Gas & Electric Co. (1)...        11/01/00              11,500,000
                                                         ----------------
                                                              $18,244,628
                                                         ================


The market value of the total illiquid securities above is $18,248,846 which represents 1.53% of the total net assets.

(1) On January 4 and 5, 2001, Pacific Gas & Electric's (PCG) credit rating was downgraded by Moody's and Standard & Poor's, two Nationally Recognized Security Rating Organizations. As a result of this downgrade, PCG was no longer eligible to be held by a money market fund. Consequently, the Portfolios' holdings in the security were sold during January at an average price below the security's value on December 31, 2000. The sales resulted in a loss to the Portfolio of $3,777,525.

Category percentages are based on net assets.

98 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000



                                                 BOND          MONEY MARKET
                                             -------------  -------------------
ASSETS:
Investments, at market value ..............  $811,828,200     $1,152,153,951
Cash ......................................            --                251
Foreign currency ..........................         1,576                 --
Receivable for:
 Dividends and interest ...................     8,561,830          4,742,504
 Investments sold .........................           160             48,711
 Fund shares sold .........................     1,666,756         39,325,350
Prepaid expenses ..........................         5,859              9,727
                                             ------------     --------------
     Total assets .........................   822,064,381      1,196,280,494
                                             ------------     --------------
LIABILITIES:
Payable for:
 Investments purchased ....................   110,440,558                 --
 Fund shares redeemed .....................           255                 --
 Variation Margin.........................         98,469                 --
Accrued investment advisory fees ..........       245,824            252,127
Accrued administrative service fees .......        46,092             75,638
Accrued custody fees ......................         9,134              4,422
Other liabilities .........................        13,115             17,914
                                             ------------     --------------
     Total liabilities ....................   110,853,447            350,101
                                             ------------     --------------
      NET ASSETS ..........................  $711,210,934     $1,195,930,393
                                             ============     ==============
NET ASSETS REPRESENTED BY:
Paid-in capital ...........................  $719,972,615     $1,126,691,080
Net unrealized gain on investments ........     9,914,365            276,066
Undistributed net investment income .......       688,437         69,777,986
Accumulated net realized loss on
 investments..............................    (19,364,483)          (814,739)
                                             ------------     --------------
      NET ASSETS ..........................  $711,210,934     $1,195,930,393
                                             ============     ==============

Cost of investments .......................  $801,202,890     $1,151,877,885
Cost of cash denominated in foreign
 currencies...............................   $    130,837     $           --
CAPITAL SHARES:
Authorized ................................     Unlimited          Unlimited
Par value .................................  $      1.000     $        1.000
Outstanding ...............................    56,389,743         87,882,973
 Net asset value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ......................  $      12.61     $        13.61



    See Notes to Financial Statements.                                        99

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
DECEMBER 31, 2000


                                                      BOND        MONEY MARKET
                                                   ------------  --------------
INVESTMENT INCOME:
Dividends .......................................  $   177,685    $        --
Interest ........................................   45,894,924     73,685,469
                                                   -----------    -----------
     Total investment income ....................   46,072,609     73,685,469
                                                   -----------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ........................    2,711,402      2,818,097
Administrative services fees ....................      508,388        845,429
Printing and postage fees .......................       23,257         34,007
Custody fees ....................................       54,272         23,560
Transfer agent fees .............................       12,000          2,600
Audit fees ......................................       33,700         29,490
Trustees' fees ..................................       22,038         31,009
Registration fees ...............................           --          5,821
Miscellaneous expenses ..........................       32,541         21,064
                                                   -----------    -----------
     Total investment expenses ..................    3,397,598      3,811,077
                                                   -----------    -----------
Net investment income ...........................   42,675,011     69,874,392
                                                   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................................    4,598,573       (751,862)
 Written options ................................      470,144             --
 Futures and forward foreign currency exchange
 contracts.......................................   (2,532,663)            --
 Foreign currency related transactions ..........   (3,348,121)            --
                                                   -----------    -----------
     Net realized loss on investments ...........     (812,067)      (751,862)
                                                   -----------    -----------
Net change in unrealized gain or loss on:
 Investments ....................................   21,762,171        831,933
 Futures ........................................     (691,141)            --
 Foreign currency related transactions ..........       14,562             --
                                                   -----------    -----------
     Net change in unrealized gain or loss on
     investments.................................   21,085,592        831,933
                                                   -----------    -----------
Net realized and change in unrealized gain or
 loss on investments ............................   20,273,525         80,071
                                                   -----------    -----------
Net increase in net assets resulting from
 operations .....................................  $62,948,536    $69,954,463
                                                   ===========    ===========



100 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2000


                                                         BOND
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $  42,675,011       $  44,030,104
Net realized loss on investments.......        (812,067)        (21,882,408)
Net change in unrealized gain or loss
 on investments........................      21,085,592         (28,244,878)
                                          -------------       -------------
 Net increase (decrease) in net assets
 resulting from operations.............      62,948,536          (6,097,182)
                                          -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............     (39,118,202)        (43,575,772)
From net realized gains................              --          (2,565,754)
                                          -------------       -------------
 Decrease in net assets from
 distributions to shareholders.........     (39,118,202)        (46,141,526)
                                          -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      50,451,974          68,496,518
Net asset value of shares issued upon
  reinvestment of distributions........      39,074,313          46,085,761
Payments for shares redeemed...........    (119,617,446)       (139,432,045)
                                          -------------       -------------
 Net decrease in net assets from fund
 share transactions....................     (30,091,159)        (24,849,766)
                                          -------------       -------------
Net change in net assets...............      (6,260,825)        (77,088,474)
NET ASSETS:
Beginning of period....................     717,471,759         794,560,233
                                          -------------       -------------
End of period..........................   $ 711,210,934       $ 717,471,759
                                          =============       =============
End of period net assets includes
 undistributed net investment income...   $     688,437       $     934,251
                                          =============       =============
SHARE TRANSACTIONS:
Number of shares sold..................       4,030,517           5,318,775
Number of shares issued upon
  reinvestment of distributions........       3,112,639           3,717,155
Number of shares redeemed..............      (9,717,162)        (10,895,265)
                                          -------------       -------------
 Net decrease..........................      (2,574,006)         (1,859,335)
                                          =============       =============



   See Notes to Financial Statements.                                        101

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                     MONEY MARKET
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................  $    69,874,392     $    51,106,607
Net realized loss......................         (751,862)                 --
Net change in unrealized gain or loss
 on investments........................          831,933            (561,278)
                                         ---------------     ---------------
 Net increase in net assets resulting
 from operations.......................       69,954,463          50,545,329
                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (51,113,908)        (40,869,907)
                                         ---------------     ---------------
 Decrease in net assets from
 distributions to shareholders.........      (51,113,908)        (40,869,907)
                                         ---------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............    2,443,125,358       1,659,181,476
Net asset value of shares issued upon
  reinvestment of distributions........       51,113,908          40,869,907
Payments for shares redeemed...........   (2,474,967,544)     (1,427,077,356)
                                         ---------------     ---------------
 Net increase in net assets from fund
 share transactions....................       19,271,722         272,974,027
                                         ---------------     ---------------
Net change in net assets...............       38,112,277         282,649,449
NET ASSETS:
Beginning of period....................    1,157,818,116         875,168,667
                                         ---------------     ---------------
End of period..........................  $ 1,195,930,393     $ 1,157,818,116
                                         ===============     ===============
End of period net assets includes
 undistributed net investment income...  $    69,777,986     $    51,017,502
                                         ===============     ===============
SHARE TRANSACTIONS:
Number of shares sold..................      185,071,451         126,541,295
Number of shares issued upon
  reinvestment of distributions........        3,984,931           3,191,341
Number of shares redeemed..............     (187,480,768)       (108,797,935)
                                         ---------------     ---------------
 Net increase..........................        1,575,614          20,934,701
                                         ===============     ===============



102 See Notes to Financial Statements.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) (individually, a Portfolio, and collectively, the Portfolios).

Bond and Money Market were organized under the laws of Massachusetts on January 25, 1984. Bond and Money Market are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BOND seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2000, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 99.42% and 100.0% of Bond and Money Market's shares outstanding, respectively.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aetna Investment Services, LLC (AIS), each Portfolios principal underwriter, sold certain of its financial services and international businesses, including Aeltus and AIS, to ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Except for Money Market, exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
B. OPTIONS CONTRACTS

Bond may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. A Portfolio will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of December 31, 2000, Bond had no outstanding swap agreements.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Bond may invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date.

Upon entering into a financial futures contract, Bond is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. Bond may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by Bond and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Bond may invest up to 15% and Money Market may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

A Portfolio may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

H. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts and repurchases of certain securities sold at a loss.

J. LINE OF CREDIT

Bond, Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of December 31, 2000.

K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of December 31, 2000:

                                        ADVISORY FEE
                                        ------------
Bond                                      0.40%
Money Market                              0.25%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period ended December 31, 2000 Aeltus paid ALIAC $2,764,749.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2000 were:

                                            COST OF PURCHASES   PROCEEDS FROM SALES
                                            -----------------   -------------------
Bond                                         $2,008,676,951       $2,212,583,059

5. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, the following capital loss carryforwards have been incurred as of December 31, 2000:

                                                         CAPITAL LOSS               YEAR OF EXPIRATION
                                                                                    ---------------
                                                         CARRYFORWARD       2003           2007            2008
                                                         ------------       ----           ----            ----
Bond                                                      $19,539,957      $    --      $14,513,549     $5,026,408
Money Market                                                  814,739       62,877               --        751,862

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

6. OPTIONS

For the period ended December 31, 2000 the following reflects the written call activity:

                                                 CALL OPTIONS WRITTEN

                        -------------------------------------------------------------------------
BOND                                                PREMIUM          REALIZED
                                                   RECEIVED                   GAIN (LOSS)
                        -------------------------------------------------------------------------
Outstanding December                --            $      --                  $     --
31, 1999
Written                        587,920              868,153                        --
Exercised                           --                   --                        --
Expired                             --                   --                        --
Closed                       (587,920)             (868,153)                  470,144
                        -------------------------------------------------------------------------
Outstanding December                --            $      --                  $470,144
31, 2000
                        -------------------------------------------------------------------------


7. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no impact on the Portfolios' net asset values.

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND





Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period .   $  12.17      $  13.06      $  12.85      $  12.62       $  13.00
                         --------      --------      --------      --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.79          0.76          0.75          0.80+          0.85+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       0.37         (0.86)         0.28          0.23          (0.39)
                         --------      --------      --------      --------       --------
   Total from
    investment
    operations........       1.16         (0.10)         1.03          1.03           0.46
                         --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.72)        (0.75)        (0.76)        (0.80)         (0.84)
 From net realized
 gains on investments          --         (0.04)        (0.06)           --             --
                         --------      --------      --------      --------       --------
   Total distributions      (0.72)        (0.79)        (0.82)        (0.80)         (0.84)
                         --------      --------      --------      --------       --------
Net asset value, end
 of period ...........   $  12.61      $  12.17      $  13.06      $  12.85       $  12.62
                         ========      ========      ========      ========       ========

Total return* ........       9.64%        (0.74)%        8.14%         8.30%          3.60%
Net assets, end of
 period (000's) ......   $711,211      $717,472      $794,560      $684,960       $643,729
Ratio of total
 investment expenses
 to average net assets       0.50%         0.49%         0.49%         0.48%          0.39%
Ratio of net
 investment income to
 average net assets ..       6.29%         5.77%         5.82%         6.31%          6.39%
Portfolio turnover
 rate.................     333.57%       201.00%        88.98%       134.92%         96.41%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

108 See Notes to Financial Statements.

MONEY MARKET
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2000          1999          1998          1997           1996
                        ------------  ------------  ------------  ------------   ------------

Net Asset value,
 beginning of period..  $    13.42    $    13.39     $  13.36      $  13.19       $  13.29
                        ----------    ----------     --------      --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.83          0.59         0.63          0.67+          0.70+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       (0.02)         0.06         0.07          0.03             --
                        ----------    ----------     --------      --------       --------
   Total from
    investment
    operations........        0.81          0.65         0.70          0.70           0.70
                        ----------    ----------     --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............       (0.62)        (0.62)       (0.67)        (0.53)         (0.80)
                        ----------    ----------     --------      --------       --------
   Total distributions       (0.62)        (0.62)       (0.67)        (0.53)         (0.80)
                        ----------    ----------     --------      --------       --------
Net asset value, end
 of period ...........  $    13.61    $    13.42     $  13.39      $  13.36       $  13.19
                        ==========    ==========     ========      ========       ========

Total return* ........        6.38%         5.08%        5.46%         5.47%          5.37%
Net assets, end of
 period (000's) ......  $1,195,930    $1,157,818     $875,169      $688,756       $613,505
Ratio of total
 investment expenses
 to average net assets        0.34%         0.34%        0.34%         0.35%          0.34%
Ratio of net
 investment income to
 average net assets ..        6.20%         5.04%        5.28%         5.34%          5.24%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

   See Notes to Financial Statements.                                        109

                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders
Aetna Bond VP and Aetna Money Market VP:

We have audited the accompanying statements of assets and liabilities of Aetna Bond and Aetna Money Market VP (collectively the Income Portfolios), including the portfolios of investments as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Bond VP and Aetna Money Market VP as of December 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.






Hartford, Connecticut
February 2, 2001

INCOME PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2000
1. FUND CLOSURE

On March 1, 2000, the Board of Directors of Aetna Variable Portfolios, Inc. considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna High Yield VP (High Yield). High Yield was closed to new retirement plan investors on May 15, 2000. Shareholders approved the proposal on July 28, 2000 and High Yield was liquidated on August 25, 2000. Below are the results of the shareholder vote:

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
   High Yield
                    975,076.117         99.4%             0.4%             0.2%


2. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, 0.22% of the dividends taxable as ordinary income paid by Bond qualify for the corporate dividends received deduction.

3. SHAREHOLDER MEETING

The shareholders of Aetna voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING. Consummation of the transaction has resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of each Portfolio's investment advisory agreement. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Portfolio. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF TRUSTEES
The following individuals were elected to serve as Trustees of the Portfolios. Every individual named served as a Trustee prior to this election and there are no other individuals currently serving as Trustees of the Portfolios.

                               NUMBER OF                % OF VOTES
                                                  -------------------------
         BOND                SHARES VOTING        CAST FOR        WITHHELD
------------------------     ----------------     ----------     ----------
Albert E. DePrince Jr.
                             35,219,879.226       98.778%          1.222%
Maria T. Fighetti
                             35,219,879.226       98.616%          1.384%
J. Scott Fox
                             35,219,879.226       98.745%          1.255%
David L. Grove
                             35,219,879.226       98.738%          1.262%
John Y. Kim
                             35,219,879.226       98.600%          1.400%
Sidney Koch
                             35,219,879.226       98.747%          1.253%
Corine T. Norgaard
                             35,219,879.226       98.775%          1.225%
Richard G. Scheide
                             35,219,879.226       98.570%          1.430%

INCOME PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2000

                               NUMBER OF                % OF VOTES
                                                  -------------------------
     MONEY MARKET            SHARES VOTING        CAST FOR        WITHHELD
------------------------     ----------------     ----------     ----------
Albert E. DePrince Jr.
                             52,040,816.262       97.454%          2.546%
Maria T. Fighetti
                             52,040,816.262       97.375%          2.625%
J. Scott Fox
                             52,040,816.262       97.445%          2.555%
David L. Grove
                             52,040,816.262       97.170%          2.830%
John Y. Kim
                             52,040,816.262       97.252%          2.748%
Sidney Koch
                             52,040,816.262       97.358%          2.642%
Corine T. Norgaard
                             52,040,816.262       97.428%          2.572%
Richard G. Scheide
                             52,040,816.262       97.289%          2.711%



B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders of each Portfolio voted to approve new investment advisory agreements (Agreement) between each Portfolio and Aeltus. The Agreements contain no change in advisory fees payable to Aeltus.
 .

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
Bond
                   35,219,879.226       94.142%           2.150%            3.708%
Money Market
                   52,040,816.262       94.931%           2.737%            2.332%


C. APPROVAL OF AMENDMENT TO DECLARATION OF TRUST
Shareholders of Bond and Money Market voted to approve an amendment to the Portfolio's Declaration of Trust that the Board set a record date for the determination of shareholders entitled to vote at a shareholder meeting not more than 60 days prior to the meeting with the authority to establish a record date not more than 90 days prior to the meeting date.

                                                  NUMBER OF                          % OF VOTES
                                                                     --------------------------------------------
                                                SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                                                ----------------     ----------     --------------     ----------
Bond
                                                35,219,879.226       93.757%           1.509%            4.734%
Money Market
                                                52,040,816.262       93.804%           3.266%            2.930%


D. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of the Portfolios approved the selection of KPMG LLP as independent auditors for the year ending December 31, 2001.

                                                 NUMBER OF                          % OF VOTES
                                                                    --------------------------------------------
                                               SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                                               ----------------     ----------     --------------     ----------
Bond
                                               35,219,879.226       95.877%           0.734%            3.389%
Money Market
                                               52,040,816.262       97.053%           0.851%            2.096%